                                                                   Exhibit 10.2



$4,250,000.00                                                     April 1, 2002

                            UNITED STATES OF AMERICA
                            COMMONWEALTH OF VIRGINIA

         INDUSTRIAL DEVELOPMENT AUTHORITY OF ALBEMARLE COUNTY, VIRGINIA

                       INDUSTRIAL DEVELOPMENT REVENUE BOND
                                (BIOTAGE PROJECT)
                                   SERIES 2002

     THE INDUSTRIAL DEVELOPMENT AUTHORITY OF ALBEMARLE COUNTY, VIRGINIA, a body politic and corporate constituting a political subdivision of the Commonwealth of Virginia, organized and existing under and by virtue of the laws of the Commonwealth of Virginia (hereinafter called the Authority), acknowledges itself indebted and for value received hereby promises to pay, solely from the source and as hereinafter provided, to VIRGINIA NATIONAL BANK, Charlottesville, Virginia (hereinafter called the Bank), or registered assigns, the principal sum of FOUR MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($4,250,000), or so much thereof as may be disbursed from time to time, and interest on such principal amount from the date hereof as follows:

     Interest on this Bond shall accrue beginning as of the date of issuance of this Bond (the "Closing Date"), and on the first day of each and every month thereafter until payment of this Bond in full, the Authority shall pay, solely from the source and as hereinafter provided, interest on the outstanding principal balance hereof at an annual rate equal to either the Tax-Exempt Rate, the Taxable Rate or the Default Rate (each as hereinafter defined). Interest hereon shall be computed on the basis of actual number of days elapsed over a year of 360 days. From the date hereof through the date that interest and principal on this Bond is paid in full, or until the effective date of a Determination of Taxability or an Event of Default, if any, each as defined in the Loan Agreement dated as of April 1, 2002 (the "Loan Agreement") by and between the Authority, Biotage Real Estate, LLC, a Virginia limited liability company (the "Company"), and Biotage, Inc., a Delaware corporation (the "Lessee"), the rate shall be the Tax-Exempt Rate, which shall be computed as follows (capitalized terms not otherwise defined herein shall have the meaning given such term in the Loan Agreement):

     The Tax-Exempt Rate shall be (i) 5.83% per annum from the Closing Date through February 28, 2007, and (ii) for each subsequent five (5) year period, commencing April 1, 2007, the percentage equal to the published, annualized interest rate on the five-year U.S. Treasury Note based on the most recent weekly average yield, adjusted to a constant maturity of five years, as made available by the Federal Reserve Board, in effect on the April 1 commencing such five year period, plus 1.58% per annum. For the six (6) month period following an Event of Deposit Shortfall (as hereafter defined)(each such six (6) month period shall be referred to as an "Event of Deposit Shortfall Period"), if any, the Tax-Exempt Rate shall be increased by an additional (i) 0.16% for an

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Event of Deposit Shortfall less than or equal to $50,000, and (ii) 0.32% for an
Event of Deposit Shortfall ranging from $50,001 to $100,000, plus an additional 0.13% for each $50,000 increment in excess of $100,000.

     Upon the occurrence of a Determination of Taxability, the interest rate on this Bond shall be adjusted immediately to the Taxable Rate, which shall be computed as follows:

     The Taxable Rate shall mean (i) 7.00% per annum upon the occurrence of any Determination of Taxability occurring on or before February 28, 2007, and (ii) the percentage equal to the published, annualized interest rate for the five-year U.S. Treasury Note based on the most recent weekly average yield, adjusted to a constant maturity, as made available by the Federal Reserve Board, in effect at the time of, and effective upon, the occurrence of any Determination of Taxability occurring after April 1, 2007, plus 2.75%, and (iii) in each case to be adjusted in accordance with this definition every five years after the occurrence of any such Determination of Taxability. For the six (6) month period following an Event of Deposit Shortfall, if any, the Taxable Rate shall be increased by an additional (i) 0.25% for an Event of Deposit Shortfall less than or equal to $50,000, and (ii) 0.50 % for an Event of Deposit Shortfall ranging from $50,001 to $100,000, plus an additional 0.20% for each $50,000 increment in excess of $100,000.

     "Event of Deposit Shortfall" shall mean a failure by the Company and the Lessee at any time during the term of this Bond to maintain in the aggregate an average noninterest-bearing deposit account balance at the Bank in an amount greater than or equal to $750,000, determined by the Bank on a semi-annual basis commencing on the six month anniversary of the Closing Date.

     Upon the occurrence and continuance of an Event of Default, the interest rate on this Bond shall be adjusted to the Default Rate, which shall mean a per annum rate equal to the interest rate on this Bond in effect at the time of an Event of Default (the Tax-Exempt or the Taxable Rate) plus 1%.

     Disbursements of principal of this Bond shall be made by the Bank from time to time pursuant to requisitions submitted by the Company pursuant to the provisions of the Loan Agreement. The Bank shall keep detailed records of each disbursement of principal hereunder, and such records shall be conclusive and binding upon the Authority and the Company, absent manifest error.

     On August 1, 2003, and on the first day of each and every month thereafter to and including August 1, 2023, the Authority shall pay, solely from the source and as hereinafter provided, monthly payments of principal as set forth for each such month in an amortization schedule of 20 years to be completed by the Bank and attached hereto and made a part hereof; subject, however, to earlier prepayment as hereinafter provided. On August 1, 2023, this Bond shall mature and all unpaid principal of and interest accrued on this Bond shall be finally due and payable.

     If the Authority fails to pay any amount due hereunder within fifteen (15) days of the due date thereof, the Authority shall pay to the holder of this Bond, solely from the source and as hereinafter provided, interest on such overdue payment from the due date thereof at a rate equal to the Default Rate.

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     The Authority or the Company, for and in the place and stead of the
Authority, its successors and assigns, shall have the right to prepay this Bond, in whole or in part (but if in part, in multiples of $1,000), at any time or times, upon payment of the (i) applicable principal amount being prepaid, (ii) accrued interest on this Bond, (iii) all amounts that would have otherwise been due and payable by the Company during the remainder of any Event of Deposit Shortfall Period, if applicable, and (iv) any other amounts then due and payable by the Company under the Bond Documents (as defined in the Loan Agreement).

     The Authority or the Company, for and in the place and stead of the Authority, its successors and assigns, shall pay a prepayment premium (payable whether such prepayment is undertaken voluntarily or by reason of default, acceleration or otherwise) determined in accordance with the following prepayment schedule (expressed as a percentage of the principal amount being prepaid):

     Before April 1, 2003                      5%
     April 1, 2003 - March 31, 2004            4%
     April 1, 2004 - March 31, 2005            3%
     April 1, 2005 - March 31, 2006            2%
     April 1, 2006 - March 31, 2007            1%
     April 1, 2007 and thereafter              0%

Any prepayment of this Bond, in whole or in part, shall be applied first to the payment of interest accrued to the prepayment date and then to the reduction of principal. Any prepayment of this Bond in part shall be applied to principal in inverse chronological order and shall not reduce the amount of any annual installment set forth above, except as otherwise agreed to by the Bank.

     Payment of the principal of and interest on this Bond shall be made to the holder hereof at the offices of the Bank located at 1580 Seminole Trail, P.O. Box 2853, Charlottesville, VA 22902-2853, or at such other place as shall be designated by the holder of this Bond. The principal of and interest on this Bond shall be payable in lawful money of the United States of America.

     This Bond is issued pursuant to the Virginia Industrial Development and Revenue Bond Act, Title 15.2, Chapter 49, Code of Virginia of 1950, as amended, a Bond Resolution duly adopted by the Authority on March 7, 2002 (hereinafter called the "Resolution"), and a Bond Purchase Agreement dated as of April 1, 2002 (the "Bond Purchase Agreement"), among the Authority, the Bank, the Company and the Lessee to assist the Company in financing the acquisition of approximately 7.1 acres of land constituting Parcel F-1A in the University of Virginia Research Park at North Fork in Albemarle County, Virginia, the construction of an approximately 50,000 square foot manufacturing facility thereon and the acquisition and installation of manufacturing equipment therefor (the "Project"), to be owned by the Company, leased by the Lessee, and used in the Lessee's business of manufacturing drug purification equipment, and to pay certain costs of issuance of this Bond, all as more fully detailed in the Bond Purchase Agreement.

     This Bond is secured by an assignment to the Bank of (i) all of the Authority's rights, title and interest (except for certain rights to notice, indemnification and payment of fees and expenses) in and to the Loan Agreement, wherein the Authority has loaned the proceeds of the Bond to the Company

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to provide funds for a portion of the cost of constructing, acquiring and installing the Project, and (ii) the Company's promissory note, dated as of the Closing Date, and payable to the Authority in the principal amount of $4,250,000 (the "Company's Note"), given to the Authority pursuant to the Loan Agreement as security for any and all amounts payable by the Company under the Loan Agreement and the other Bond Documents. The Company's Note is further secured, among other things, by a Credit Line Deed of Trust, Assignment and Security Agreement (the "Deed of Trust") granted by the Company in favor of the Bank dated as of April 1, 2002, conveying certain real property more particularly described therein, located in the County of Albemarle, Virginia, and granting security interests in certain personal property, together with the Guaranty Agreements and the Letters of Credit, each as defined in the Loan Agreement. Executed counterparts or copies of the Resolution, Bond Purchase Agreement, Loan Agreement, Deed of Trust, Company's Note, Guaranty Agreements and Letters of Credit are on file at the offices of the Authority and the Bank and are referred to herein for a description of the property pledged and assigned and the provisions, among others, with respect to the nature and extent of the security for this Bond, the rights, duties and obligations of the Authority and the Bank and the rights of the holder of this Bond with respect thereto.

     The obligations of the Authority hereunder are not general obligations of the Authority but are limited obligations of the Authority, the principal, interest and premium (if any) of which are payable solely from and secured by the security described herein, including the payments to be made by the Company under the Company's Note and pursuant to the Loan Agreement. The obligations of the Authority hereunder shall not be deemed to constitute a debt or a pledge of the faith and credit of the Commonwealth of Virginia or any political subdivision thereof, including the Authority and the County of Albemarle. Neither the Commonwealth of Virginia nor any political subdivision thereof, including the Authority and the County of Albemarle, shall be obligated to pay the obligations hereunder or other costs incident thereto except from the revenues and receipts pledged therefor, and neither the faith and credit nor the taxing power of the Commonwealth of Virginia or any political subdivision thereof, including the Authority and the County of Albemarle, is pledged to the payment of the obligations hereunder. The Authority has no taxing power.

     Upon failure to pay principal of and interest on this Bond within fifteen
(15) days of when due, or the occurrence of an Event of Default, as defined in the Bond Purchase Agreement, each of which failure or occurrence shall be a default hereunder, the holder hereof at its option may thereupon by written notice to the Authority and the Company declare to be immediately due and payable the entire principal balance and all accrued interest hereon and any other amounts due and payable under the Bond Documents.

     This Bond may not be modified, renewed or extended without the prior written approval of the Authority, the Company and the holder.

     This Bond shall not be transferred by the registered holder hereof except upon (i) execution by such registered holder of the form of assignment appearing at the foot of this Bond, (ii) delivery hereof to such assignee and (iii) notification of such assignment to the Authority, which shall thereupon be deemed to be a registration of the new holder hereof by the Authority.

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     IN WITNESS WHEREOF, the INDUSTRIAL DEVELOPMENT AUTHORITY OF ALBEMARLE
COUNTY, VIRGINIA, has caused this Bond to be executed in its name by the manual signature of its Chairman or Vice Chairman, and its corporate seal to be hereunto affixed, impressed, imprinted or otherwise reproduced hereon, and attested by the manual signature of its Secretary or Assistant Secretary, all as of the date first above written.


                               INDUSTRIAL DEVELOPMENT AUTHORITY OF ALBEMARLE COUNTY, VIRGINIA


                               By: /s/ John C. Lowry
                                   ---------------------------------------
                                       Vice Chairman

(SEAL)

Attest:


/s/ Ellora Young
------------------------------------
         Assistant Secretary

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ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned registered holder of the foregoing $4,250,000 principal amount Industrial Development Authority of Albemarle County, Virginia, Industrial Development Revenue Bond (Biotage Project), Series 2002, does hereby assign, bargain, sell, transfer and convey such Bond to the below-named assignee:

                                         SIGNATURE OF
  ASSIGNEE AND NEW                      PRIOR REGISTERED
  REGISTERED HOLDER                    HOLDER AND ASSIGNOR                        DATE
-----------------------             -----------------------------               ----------

-----------------------             -----------------------------               ----------

-----------------------             -----------------------------               ----------

-----------------------             -----------------------------               ----------

-----------------------             -----------------------------               ----------

-----------------------             -----------------------------               ----------

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                                                                      SCHEDULE A

                                   $4,250,000
         INDUSTRIAL DEVELOPMENT AUTHORITY OF ALBEMARLE COUNTY, VIRGINIA
                       INDUSTRIAL DEVELOPMENT REVENUE BOND
                                (BIOTAGE PROJECT)
                                   SERIES 2002

                           MONTHLY PRINCIPAL PAYMENTS

     The principal amounts shown below are due on the first day of each month during the periods shown below:

                  PERIOD                              MONTHLY AMOUNT
                  ------                              --------------


           [To be completed by Bank as provided in the attached Bond.]

     THIS BOND PURCHASE AGREEMENT, made as of the 1st day of April, 2002, by and among the INDUSTRIAL DEVELOPMENT AUTHORITY OF ALBEMARLE COUNTY, VIRGINIA, a political subdivision of the Commonwealth of Virginia (the "Authority"), VIRGINIA NATIONAL BANK, a national banking organization (the "Bank"), BIOTAGE REAL ESTATE, LLC, a Virginia limited liability company (the "Company"), and BIOTAGE, INC., a Delaware corporation (the "Lessee").

W I T N E S S E T H:

     WHEREAS, the Authority intends to issue and sell to the Bank its Industrial Development Revenue Bond (Biotage Project), Series 2002, in the principal amount of Four Million Two Hundred Fifty Thousand Dollars ($4,250,000) (the "Bond"), to assist the Company in financing the acquisition of approximately 7.1 acres of land constituting Parcel F-1A in the University of Virginia Research Park at North Fork in Albemarle County, Virginia, the construction of an approximately 50,000 square foot manufacturing facility thereon and the acquisition and installation of manufacturing equipment therefor (the "Project"), to be owned by the Company and leased to the Lessee, and used in the Lessee's business of manufacturing drug purification equipment, and to pay certain costs of issuance of the Bond.

     WHEREAS, the Authority has determined to lend the proceeds of the Bond to the Company pursuant to a Loan Agreement, dated as of April 1, 2002 (the "Loan Agreement"), between the Authority, the Company and the Lessee, to pay the cost, in part, of the construction, acquisition and installation of the Project;

     WHEREAS, the Authority intends to assign to the Bank, as security for the Bond, the Authority's rights (except for certain rights to notices, indemnification and payment of its fees and expenses) under the Loan Agreement, together with the Company's promissory note, dated as of the Closing Date, in the principal amount of $4,250,000 (the "Company's Note"), given to the Authority pursuant to the Loan Agreement;

     WHEREAS, the payment of the Company's Note is secured by a Credit Line Deed of Trust, Assignment and Security Agreement, dated as of April 1, 2002 (the "Deed of Trust"), from the Company to certain individual trustees and to the Bank, mortgaging the Company's interest in the Real Estate (as hereafter defined), assigning all leases of the Real Estate and all rents, revenues and profits therefrom and creating security interests in certain personal property of the Company, together with the Guaranty Agreements and the Letters of Credit (each as hereafter defined) all as security for the payment of the Company's Note;

     WHEREAS, the Authority, the Bank, the Company and the Lessee desire to set forth the terms and conditions with respect to the issuance of the Bond and the construction, acquisition and installation of the Project;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. DEFINITIONS. In addition to other terms defined elsewhere in this Agreement, the following terms shall have the following meanings in this Agreement unless the context otherwise requires:

     "Act" shall mean the Virginia Industrial Development and Revenue Bond Act, Title 15.2, Chapter 49, Code of Virginia of 1950, as amended.

     "Act of Bankruptcy" shall mean the Company's (1) application for or consent to the appointment of a receiver, trustee, liquidator or custodian or the like of itself or of its property, or (2) admission in writing its inability to pay its debts generally as they become due, or (3) making a general assignment for the benefit of creditors, or (4) adjudication as a bankrupt or insolvent, or (5) commencement of a voluntary case under the United States Bankruptcy Code, or filing of a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief, or seeking to take advantage of any insolvency law or filing of an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization, or insolvency proceeding, or taking action for the purpose of effecting any of the foregoing, or (6) suffering, without the application, approval or consent of the Company, the institution of a proceeding in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Company an order for relief or any adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or the like of the Company or of all or any substantial part of its assets, or other like relief thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Company in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) remain unvacated, undismissed and undischarged for a period of sixty (60) days.

     "Authorized Company Representative" shall mean David B. Patteson, Manager of Biotage Real Estate, LLC, or such other person or persons as may be designated to act on behalf of the Company by certificate signed by David B. Patteson or all of the members of the Company and filed with the Authority and the Bank.

     "Authorized Lessee Representative" shall mean David B. Patteson, President of the Lessee, or such other person or persons as may be designated to act on behalf of the Lessee by certificate signed by David B. Patteson or all of the directors of the Lessee and filed with the Authority and the Bank.

     "Bond Documents" shall mean this Agreement, the Bond, the Loan Agreement and the Company's Note and the assignments thereof to the Bank, the Deed of Trust, the Guaranty Agreements and the Letters of Credit.

     "Building" shall mean all structures now existing or hereafter erected on the Real Estate.

     "Closing Date" shall mean the date of issuance and delivery of the Bond.

     "Commonwealth" shall mean the Commonwealth of Virginia.

     "Event of Default" shall mean any of the events defined as such in
Section 9.

     "Guaranty Agreements" shall mean the Guaranty Agreements from Dyax Corp., and Biotage, Inc. executed in favor of the Bank securing the entire principal of, premium, if any, interest on the Bond, and all other amounts payable by the Company under the Bond Documents, in form and substance acceptable to the Bank.

     "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Land" shall mean the Land, as defined in the Deed Of Trust.

     "Letters of Credit" shall mean the (i) $300,000 letter of credit secured by Stephen T. McLean and the (ii) $300,000 letter of credit secured by David P. Turner, in each case in form and substance acceptable to the Bank, issued by institutions acceptable to the Bank, and issued in favor of the Bank as security for repayment of the Bond and any other amounts payable by the Company under the Bond Documents.

     "Real Estate" shall mean the Land and the Building, all as they may at any time exist.

     "Virginia Code" shall mean the Code of Virginia of 1950, as amended.

     Section 2. REPRESENTATIONS AND FINDINGS BY AUTHORITY. The Authority makes the following representations as the basis for its undertakings hereunder:

             (a) The Authority is duly organized as a political subdivision, a body politic and corporate, under the Act, has the power to enter into the transactions contemplated by this Agreement and to carry out its obligations hereunder and by proper corporate action has duly authorized the execution and delivery of, and the performance under, this Agreement.

             (b) The Authority has the power to construct, acquire and install the Project from the proceeds of the sale of the Bond, such construction, acquisition and installation being in furtherance of the purposes for which the Authority was organized.

             (c) The Authority has the power to enter into this Agreement and the Loan Agreement, to assign the Company's Note and its rights under the Loan Agreement to the Bank, and to carry out its obligations hereunder and thereunder; by proper corporate action has duly authorized the execution and delivery of this Agreement and the Loan Agreement, the assignment of the Company's Note and its rights under the Loan Agreement to the Bank and the performance of its obligations hereunder and thereunder and the issuance of the Bond; and, simultaneously with the execution and delivery of this Agreement, has duly executed and delivered the Loan Agreement, assigned the Company's Note and the Authority's rights under the Loan Agreement to the Bank and issued and sold the Bond.

             (d) The Authority finds that the construction, acquisition and installation of the Project and the leasing thereof to the Lessee will serve the purposes of the Act.

     Section 3. REPRESENTATIONS AND AGREEMENTS BY COMPANY. The Company makes the following representations as the basis for its undertakings hereunder and agrees with the Authority and the Bank as follows:

             (a) The Company is a limited liability company duly organized and validly existing under the laws of the Commonwealth of Virginia, has the power to enter into this Agreement, the Loan Agreement, the Company's Note and the Deed of Trust and the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder, and by proper action has duly authorized the execution and delivery of this Agreement, the Loan Agreement, the Company's Note the Deed of Trust and the performance of its obligations hereunder and thereunder.

             (b) This Agreement and the other Bond Documents executed and delivered by the Company have been duly authorized, executed and delivered by the Company, constitute the valid and legally binding obligations of the Company, and are enforceable against the Company in accordance with their respective terms; except to the extent that enforceability may be affected by any bankruptcy or insolvency proceeding filed by or against the Company and subject to the exercise of judicial discretion in accordance with general principles of equity.

             (c) There is no litigation at law or in equity or any proceeding before any governmental agency involving the Company pending, or to the knowledge of the Company threatened, in which any liability of the Company is not adequately covered by insurance or in which any judgment or order would have a material adverse effect upon the business or assets of the Company, the Company's ability to do business, the operation of the Project, the validity of any of the Bond Documents or the performance of the Company's obligations thereunder.

             (d) There is (i) no provision of the Company's articles of organization, operating agreement or other organizational documents, (ii) no provision of any existing mortgage, indenture, contract or agreement binding on the Company or affecting the Company's property (except for certain rights contained in the Permitted Encumbrances as defined in the Bond Documents), and
(iii) to the knowledge of the Company, no provision of law or order of any court binding on the Company or affecting any of the Company's property (except for certain rights contained in the Permitted Encumbrances as defined in the Bond Documents), which would conflict with or in any way prevent the execution, delivery, or performance of the terms of this Agreement or any of the other Bond Documents executed and delivered by the Company, or which would be in default or violated as a result of such execution, delivery or performance, or for which adequate consents or waivers have not been obtained.

             (e) The Company presently intends to operate the Project, or to cause it to be operated, as a manufacturing facility for drug purification equipment until the payment in full of the Bond.

             (f) The Company is not in default under or in default under or in violation of, and the execution and delivery of the Bond Documents, the performance by the Company of its obligations hereunder and thereunder and the consummation of the transactions herein and therein contemplated will not conflict with or constitute a breach or result in a violation of, the Company's articles of organization or operating agreement, any agreement or instrument to which the Company is a party or by which it is bound or any constitutional or statutory provision or order, rule, regulation, decree or ordinance of any court, government or governmental authority having jurisdiction over the Company or its property, and no event has occurred and is continuing which would, with the lapse of time or giving of notice or both, constitute or result in such a default or violation.

             (g) Neither this Agreement, the Loan Agreement, the Company's Note, the Deed of Trust nor any information (financial or otherwise) furnished by or on behalf of the Company in connection with the negotiation of the sale of the Bond to the Bank contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. There is no fact that the Company has not disclosed in writing to the Bank that materially affects adversely or, so far as the Company can now foresee, based on facts known to it and based on opinions concerning such facts, will materially affect adversely the properties, business, prospects, profits or condition (financial or otherwise) of the Company or the ability of the Company to perform its obligations under the Bond Documents.

             (h) To the best of the Company's knowledge, no person or entity has, or as a result of any action of or by the Company in connection with the transactions contemplated hereby and by the other Bond Documents will have, any right, interest or valid claim against or on the Bank or the Authority for any commission, fee or other compensation as a broker or finder, or in any similar capacity (other than a fee to the Bank and an issuance fee to the Authority, which fees are the obligations solely of the Company). The Company shall pay any and all such fees, commissions or other compensation and shall indemnify the Bank and the Authority against any claimed fee, commission or other compensation arising from or in connection with the transactions contemplated hereby or by the Bond Documents.

             (i) The Company represents that it has not used or allowed the use of, and agrees that, barring circumstances unforeseen on the Closing Date and to the extent within its control, it will not use or permit the use of the proceeds of the Bonds in a manner other than as described in the Non-Arbitrage Certificate of the Authority delivered at the Closing.

             (j) The Company hereby represents and warrants that the information contained in the certificates, agreements or letters of representation of the Company with respect to the compliance with the requirements of Sections 141 - 150 of the Internal Revenue Code, including the information in Internal Revenue Service Form 8038 (excluding the issue number and the employer identification number of the Authority), filed by the Authority with respect to the Bond and the Project, and in the Company's Tax Information Certificate and Agreement delivered on the Closing Date, is true and correct in all material respects.

     Section 4. REPRESENTATIONS AND AGREEMENTS BY LESSEE. The Lessee makes the following representations as the basis for its undertakings hereunder and agrees with the Authority and the Bank as follows:

             (a) The Lessee is a corporation duly incorporated and validly existing under the laws of the State of Delaware, has the power to enter into this Agreement, the Loan Agreement and the transactions contemplated hereby and thereunder, and to perform its obligations hereunder and thereunder, and by proper action has duly authorized the execution and delivery of this Agreement and the Loan Agreement and the performance of its obligations hereunder and thereunder.

             (b) This Agreement, the Loan Agreement and the other Bond Documents executed and delivered by the Lessee have been duly authorized, executed and delivered by the Lessee, constitute the valid and legally binding obligations of the Lessee, and are enforceable against the Lessee in accordance with their respective terms; except to the extent that enforceability may be affected by any bankruptcy or insolvency proceeding filed by or against the Lessee and subject to the exercise of judicial discretion in accordance with general principles of equity.

             (c) There is no litigation at law or in equity or any proceeding before any governmental agency involving the Lessee pending, or to the knowledge of the Lessee threatened, in which any liability of the Lessee is not adequately covered by insurance or in which any judgment or order would have a material adverse effect upon the business or assets of the Lessee, the Lessee's ability to do business, the operation of the Project, the validity of any of the Bond Documents or the performance of the Lessee's obligations thereunder.

             (d) There is (i) no provision of the Lessee's articles of incorporation, by-laws or other incorporating documents, (ii) no provision of any existing mortgage, indenture, contract or agreement binding on Lessee or affecting the Lessee's property, and (iii) to the knowledge of the Lessee, no provision of law or order of any court binding on the Lessee or affecting any of the Lessee's property, which would conflict with or in any way prevent the execution, delivery, or performance of the terms of this Agreement, the Loan Agreement or any of the other Bond Documents executed and delivered by the Lessee, or which would be in default or violated as a result of such execution, delivery or performance, or for which adequate consents or waivers have not been obtained.

             (e) The Lessee presently intends to operate the Project, or to cause it to be operated, as a manufacturing facility for drug purification equipment until the payment in full of the Bond.

             (f) The Lessee is not in default under or in default under or in violation of, and the execution and delivery of the Bond Documents, the performance by the Lessee of its obligations hereunder and thereunder and the consummation of the transactions herein and therein contemplated will not conflict with or constitute a breach or result in a violation of, the Lessee's articles of incorporation or by-laws, any agreement or instrument to which the Lessee is a party or by which it is bound or any constitutional or statutory provision or order, rule, regulation, decree or ordinance of any court, government or governmental authority having jurisdiction over the Lessee or its property, and no event has occurred and is continuing which would, with the lapse of time or giving of notice or both, constitute or result in such a default or violation.

             (g) Neither this Agreement, the Loan Agreement nor any information (financial or otherwise) furnished by or on behalf of the Lessee in connection with the negotiation of the sale of the Bond to the Bank contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. There is no fact that the Lessee has not disclosed in writing to the Bank that materially affects adversely or, so far as the Lessee can now foresee, based on facts known to it and based on opinions concerning such facts, will materially affect adversely the properties, business, prospects, profits or condition (financial or otherwise) of the Lessee or the ability of the Lessee to perform its obligations under the Bond Documents.

             (h) To the best of the Lessee's knowledge, no person or entity has, or as a result of any action of or by the Lessee in connection with the transactions contemplated hereby and by the other Bond Documents will have, any right, interest or valid claim against or on the Bank or the Authority for any commission, fee or other compensation as a broker or finder, or in any similar capacity (other than a fee to the Bank and an issuance fee to the Authority, which fees are the obligations solely of the Company ). The Lessee shall pay or Lessee shall cause the Company to pay any and all such fees, commissions or other compensation and shall indemnify the Bank and the Authority against any claimed fee, commission or other compensation arising from or in connection with the transactions contemplated hereby or by the other Bond Documents.

             (i) The Lessee represents that it has not used or allowed the use of, and agrees that, barring circumstances unforeseen on the Closing Date and to the extent within its control, it will not use or permit the use of the proceeds of the Bonds in a manner other than as described in the Non-Arbitrage Certificate of the Authority delivered at the Closing.

             (j) The Lessee hereby represents and warrants that the information contained in any certificates, agreements or letters of representation of the Lessee with respect to the compliance with the requirements of Sections 141 - 150 of the Internal Revenue Code, including the information in Internal Revenue Service Form 8038 (excluding the issue number and the employer identification number of the Authority), filed by the Authority with respect to the Bond and the Project, and, if applicable, in the Lessee's Tax Information Certificate and Agreement delivered on the Closing Date, is true and correct in all material respects.

     Section 5. SALE AND PURCHASE OF BOND; REPRESENTATIONS OF BANK; LIMITATION OF LIABILITY OF AUTHORITY. The Authority shall issue and sell the Bond, in the form attached hereto as Exhibit A, to the Bank and secure the Bond by assigning to the Bank the Company's Note and the rights of the Authority under the Loan Agreement pursuant to Section 4.2 of the Loan Agreement, and the Bank shall purchase the Bond at the principal amount thereof by accepting the Bond and its obligations to make disbursement of the principal thereof, including an initial disbursement on the Closing Date, to pay the costs of the Project according to the procedures set forth in the Loan Agreement, all upon the terms and conditions set forth herein and in the Loan Agreement.

     The Bank represents the following in connection with its purchase of the
Bond:

             (a) It understands that the Bond (i) is not being registered under the Securities Act of 1933 and is not being registered or otherwise qualified for sale under the "Blue Sky" laws and regulations of any state, (ii) will carry no rating from any rating service and (iii) may not be readily marketable, and it acknowledges that as purchaser of the Bond it may have to bear the economic risk of the investment for an indefinite period of time because the Bond has not been registered under the Securities Act of 1933 and, therefore, cannot be sold unless it is subsequently registered under such Act or an exemption from such registration is available. It will not offer the Bond nor any participation therein for sale in any state of the United States of America except in accordance with all applicable federal and state securities laws and will provide the Authority with an opinion of counsel prior to any such offer that no registration is necessary because of an exemption.

             (b) It acknowledges that it is familiar with the operations and financial condition of the Company and the Lessee based upon information provided by the Company and that it has made such inquiries as it deems appropriate in connection with the purchase of the Bond; it is capable of evaluating the merits and risks of the purchase of the Bond, and it is able to bear the economic risks of the investment represented by its purchase of the Bond.

             (c) It understands that (i) the Bond is not a general obligation of the Authority or of the Commonwealth of Virginia or any political subdivision thereof, (ii) the Bond constitutes a special, limited obligation of the Authority, (iii) the Bond does not constitute a debt or pledge of the faith and credit or the revenues, except from the Loan Agreement and the Company's Note, or the taxing power of the Authority or of the Commonwealth of Virginia or any political subdivision thereof, and (iv) the payment of interest on and the premium, if any, and principal of the Bond depends upon the general credit of the Company and the security provided by the Deed of Trust, the Loan Agreement, and the Company's Note;

             (d) It understands that no offering statement, prospectus, offering circular, disclosure document or other comprehensive offering statement containing material information with respect to the Authority, the Company, or the Lessee is being issued, and it expressly waives the right to receive any information (including financial information) relating to the Authority, the Company and the Lessee, and their affairs from the Authority and relieves the Authority of any liability for failure to provide such information.

     It is specifically understood and agreed that the Authority makes no representation, covenant or agreement as to the financial position or business condition of the Company or the Lessee and does not represent or warrant as to any statements, materials, representations or certifications furnished by the Company or the Lessee in connection with the sale of the Bond, or as to the correctness, completeness or accuracy thereof.

     Section 6. CONDITIONS PRECEDENT TO DELIVERY OF BOND. The Bank shall accept delivery of and pay for the Bond only upon delivery to it, all in form and substance satisfactory to it, of the items described in Sections 3.12(a)-(e) of the Loan Agreement and of the following:

             (a) BOND DOCUMENTS. Executed copies of this Agreement, the Loan Agreement, the Deed of Trust and the Company's Note (duly assigned to the Bank), together with evidence of their authorization, execution, delivery and, if required, recordation.

             (b) TITLE INSURANCE. Mortgagee title insurance policies naming the Bank as insured on ALTA Standard Policy - Revised Coverage in an amount equal to $4,250,000, issued by a title insurance company acceptable to the Bank, insuring that the Deed of Trust is a valid lien and that the real property is insured without exception for any mechanics' liens, materialmen's liens, or any other liens, easements, restrictions or other encumbrances of any kind whatsoever (other than such liens and exceptions from coverage as are acceptable to the Bank), and otherwise in form and substance acceptable to the Bank.

             (c) LIABILITY INSURANCE. Evidence of public liability insurance, workmen's compensation and hazard insurance for the greater of (i) the full amount of the Bond or (ii) 100% of the insurable value of the Project, with fire, extended coverage, vandalism and malicious mischief protection, and subject to a standard mortgagee's endorsement in favor of the Bank and 30 days' notice to the Bank prior to cancellation, issued by an insurance company acceptable to the Bank, and otherwise in accordance with the requirements of the Deed of Trust.

             (d) ENVIRONMENTAL SURVEY REPORT. Evidence that the site of the Project has not been used for handling, storage, transportation, disposal or other use of any hazardous or toxic waste materials other than in full compliance with all applicable laws and that there is no evidence of the presence or use of any toxic material or hazardous waste on the site. The Bank reserves the right to require an environmental audit acceptable to the Bank, at the Company's expense.

             (e) SURVEY. A current plat of survey prepared by a certified state engineer or certified land surveyor designating (i) the perimeter of the Real Estate, (ii) all easements, right-of-ways, set-back lines, etc., (iii) the location of the improvements and (iv) such other matters as may be required by the Bank, together with a legal description of the Real Estate certified to the Bank and, at the Bank's option, the title insurer.

             (f) PERMITS, ETC. Evidence that the Project satisfies all governmental laws, ordinances, rules, charters, bylaws, regulations, restrictions and environmental matters affecting the Real Estate together with copies of all building permits and all other permits necessary for the Project.

             (g) ORGANIZATIONAL DOCUMENTATION. Copies of the organizational documents for the Company for the Bank's review and approval, together with evidence of existence and good standing of the Company in all relevant jurisdictions, together with certified resolutions at closing, authorizing the indebtedness evidenced by the Company's Note and the obligations of the Company under the Bond Documents and specifying the party authorized to sign all documents on behalf of the Company.

             (h) SPECIAL FLOOD HAZARD. Evidence in a form satisfactory to the Bank conclusively demonstrating that the Project is not located within a Special Flood Hazard area as defined by the U.S. Department of Housing and Urban Development.

             (i) OTHER. Any and all other documents, instruments, opinions, approvals and assurances customary in financing of a type similar to the Bond, as such may be required pursuant to the Bank Commitment Letter or otherwise reasonably required by the Authority or the Bank.

             (j) COMPANY'S OPINION. A written opinion of counsel to the Company in form and substance satisfactory to the Bank stating that the Company is a limited liability company duly organized and validly existing under the laws of the Commonwealth of Virginia, has full power and authority to construct, acquire and install the Project, to enter into, execute and deliver this Agreement, the Loan Agreement, the Company's Note and the Deed of Trust and to perform its obligations hereunder and thereunder, that the execution and delivery of this Agreement, the Loan Agreement, the Company's Note and the Deed of Trust will not violate the articles of organization or operating agreement of the Company or, to the knowledge of such counsel, any contract or agreement to which the Company is a party or by which it or any of its properties is bound, that this Agreement, the Loan Agreement, the Company's Note and the Deed of Trust are each valid, legal and binding obligations of the Company enforceable in accordance with their terms.

             (k) LESSEE'S OPINION. A written opinion of counsel to the Lessee in form and substance satisfactory to the Bank stating that the Lessee is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, has full power and authority to construct, acquire and install the Project, to enter into, execute and deliver this Agreement and the Loan Agreement, and to perform its obligations hereunder and thereunder, that the execution and delivery of this Agreement or the Loan Agreement will not violate the articles of incorporation or by-laws of the Lessee or, to the knowledge of such counsel, any contract or agreement to which the Lessee is a party or by which it or any of its properties is bound, that this Agreement and the Loan Agreement are each valid, legal and binding obligations of the Lessee enforceable in accordance with its terms.

             (l) GUARANTY AGREEMENTS AND LETTERS OF CREDIT OPINIONS. Such legal opinions, certificates and other documents as the Bank may require with respect to the validity, legality and binding nature of the Guaranty Agreements and the Letters of Credit and the accuracy of the representations, warranties and other information set forth therein, in each case in form and substance acceptable to the Bank.

             (m) BOND COUNSEL OPINION. The written opinion of Williams, Mullen, Clark & Dobbins, P.C., Richmond, Virginia, Bond Counsel, that the Authority is a duly constituted political subdivision established under the Act, that the Bond has been duly authorized, executed and delivered, that this Agreement, the Bond, the Loan Agreement and the assignments of the Loan Agreement and the Company's Note to the Bank are valid and binding obligations of the Authority, and that under existing statutes, regulations, rulings and case law, subject to customary exceptions, interest on the Bond is not includable in the gross income of the holder thereof for purposes of

Federal income taxation and is exempt from all taxation by the Commonwealth of Virginia and that no registration is required under the Securities Act of 1933 with respect to the Bond.

             (n) FILING. Evidence satisfactory to the Bank of the filing in all proper offices of financing statements showing the Bank as secured party and sufficient to perfect the security interests granted in the Deed of Trust.

             (o) COMMITMENT LETTER. Evidence satisfactory to the Bank that all conditions to its purchase of the Bond set forth in its commitment letter addressed to the Lessee for the benefit of the Company, dated December 13, 2001, as revised on December 21, 2001 (the "Commitment Letter"), have been satisfied.

             (p) FEES AND EXPENSES. Payment by the Borrower to the Bank for all reasonable costs and expenses incurred by the Bank and its counsel up to the Closing Date, plus payment for all disbursements and out of pocket expenses incurred by the Bank and its counsel up to Closing Date.

             (q) OTHER. Such other documentation and certificates as may be required by the Bank or its counsel.

     Section 7. DISBURSEMENT OF BOND PROCEEDS. Disbursement of the proceeds of the sale of the Bond shall be made by the Bank in payment for the Bond through periodic disbursements to pay (or reimburse the Company for its payment of) the cost of the Project as provided in the Loan Agreement.

     Section 8. COVENANTS OF THE COMPANY AND THE LESSEE. Until the termination of this Agreement, unless the prior written consent to do otherwise is obtained from the Bank and the Authority, the Company and the Lessee shall satisfy the following covenants:

             (a) TAXES AND CLAIMS. The Company and the Lessee shall each pay and discharge or cause to be paid and discharged all taxes imposed upon it or its income or properties prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any of its properties prior to the date on which penalties attach thereto. The Company and the Lessee shall have the right to contest the validity of any such taxes by timely and appropriate proceedings, provided that the Company or the Lessee, as applicable, shall (a) give the Bank and the Authority written notice of its intention to contest, (b) diligently prosecute such contest, (c) at all times effectively stay or prevent any official or judicial sale of the Project or any part thereof by reason of nonpayment of any such taxes, and (d) establish reasonable reserves for such liabilities being contested if the Bank reasonably determines such reserves to be necessary.

             (b) COMPLIANCE WITH LAWS. The Company and the Lessee shall each comply with all applicable federal, state, and local laws, rules and regulations.

     Section 9. ARBITRAGE AND REBATE. (a) The Company hereby covenants with, and certifies to, and for the benefit of, the holder of the Bond and the Authority that so long as the Bond remains outstanding, moneys on deposit in any fund or account established, maintained or permitted to be established or maintained under any of the Bond Documents in connection with the Bond, whether or not such moneys were derived from the proceeds of the sale of the Bond or from any other source, will not be used or invested in a manner which will cause the Bond to be classified as "arbitrage bonds" within the meaning of Section 148(a) of the Internal Revenue Code. The Company obligates itself to comply with the requirements of Section 148 of the Internal Revenue Code and any regulations, whether temporary or final, promulgated thereunder or relating thereto, including but not limited to Treasury Regulation Sections 1.148-0 through 1.148-11 (such Section 148 and such regulations hereinafter referred to as the "Arbitrage Rules").

             (b) Except with respect to earnings on funds and accounts qualifying for an exception to the rebate requirement of Section 148 of the Internal Revenue Code, the Company will compute and pay to the United States of America the amount, if any, required by Section 148(f)(2) of the Internal Revenue Code (the "Rebate Amount"), as provided in the following subsections of this section.

             (c) The Authority, at the direction of the Company, selects April 1 as the end of each bond year with respect to the Bond. The fifth April 1 following the issuance of the Bond will be the initial installment computation date for the Bond pursuant to Treasury Regulations Section 1.148-3(e) (the "Initial Installment Computation Date"), unless the Authority, at the direction of the Company, delivers to the Bank a certificate, signed by an authorized Authority officer, selecting another date to be the installment computation date prior to the date on which any amount with respect to the Bond is paid or required to be paid to the United States of America as required by Section 148 of the Internal Revenue Code.

             (d) Within 30 days after the Initial Installment Computation Date, unless such date is changed by the Authority pursuant to paragraph (c), and at least once every five years thereafter, the Company will cause the Rebate Amount with respect to the Bond to be computed and will deliver a copy of such computation (the "Rebate Amount Certificate") to the Bank. Prior to any payment of the Rebate Amount with respect to the Bond to the United States of America as required by Section 148 of the Internal Revenue Code, the Rebate Amount Certificate setting forth such Rebate Amount shall be prepared or approved by
(i) an independent certified public accountant, (ii) any recognized, independent arbitrage rebate calculation service acceptable to the Bank or the Authority or
(iii) Bond Counsel.

             (e) Not later than 60 days after the Initial Installment Computation Date, the Company, on behalf of the Authority, shall pay to the United States of America 90% of the Rebate Amount with respect to the Bond as set forth in the Rebate Amount Certificate prepared with respect to the Initial Installment Computation Date. At least once on or before 60 days after the installment computa-tion date that is the fifth anniversary of the Initial Installment Computation Date and on or before 60 days after every fifth anniversary date thereafter until payment in full of the Bond, the Company, on behalf of the Authority, shall pay to the United States of America the amount, if any, by which 90% of the Rebate Amount with respect to the Bond set forth in the most recent Rebate Amount Certificate exceeds the aggregate of all such payments theretofore made to the United States of America pursuant to this section. On or before 60 days after payment in full of the Bond, the Company, on behalf of the Authority, shall pay to the United States of America the amount, if any, by which 100% of the Rebate Amount with respect to the Bond set forth in the Rebate Amount

Certificate for the date of payment of the Bond exceeds the aggregate of all payments theretofore made pursuant to this Section.

             (f) Notwithstanding anything contained herein to the contrary, no such payment will be made if the Company receives and delivers to the Authority and the Bank an opinion of Bond Counsel that such payment is not required under the Code to prevent the Bond from becoming "arbitrage bonds" within the meaning of Section 148 of the Internal Revenue Code.

             (g) The Authority shall not be liable to the Company by way of contribution, indemnification, counterclaim, set-off or otherwise for any payment made or expense incurred by the Company pursuant to this Section, notwithstanding that payments to the Authority pursuant to this Section or investment by the Bank of such payments may result in whole or in part in the Company's liability for such payment or expense.

             (h) Within sixty (60) days after the date of payment of the Bond, the Company shall take all necessary steps to comply with the rebate requirements of Section 148(f) of the Internal Revenue Code and the Treasury Regulations thereunder, with respect to the Bond.

     NOTHING CONTAINED HEREIN SHALL BE INTERPRETED OR CONSTRUED TO REQUIRE THE AUTHORITY OR THE BANK TO CALCULATE OR TO PAY THE "REBATE AMOUNT," SAME BEING THE SOLE AND EXCLUSIVE RESPONSIBILITY AND OBLIGATION OF THE COMPANY.

     Section 10. EVENTS OF DEFAULT; REMEDIES OF BANK. Each of the following shall constitute an Event of Default by the Company or the Lessee, as applicable, under this Agreement:

             (a) An Event of Default under any of the Bond Documents;

             (b) Any representation or warranty made herein or any statement or representation made in any certificate, report or opinion (including legal opinions), financial statement or other instrument furnished in connection with this Agreement or any of the other Bond Documents, proves to have been incorrect in any material respect when made;

             (c) The Company or the Lessee fails to duly and promptly perform, comply with or observe any term, covenant, condition or agreement contained in this Agreement within a period of thirty (30) days after notice of such failure is given by the Authority or the Bank to the Company and the Lessee (unless the Company, the Lessee and the Bank shall agree in writing to an extension of such time prior to its expiration) specifying such failure and requesting that it be remedied, or in the case of any such default which cannot with due diligence be cured within such 30-day period, failure of the Company or the Lessee to proceed promptly to cure the same and thereafter prosecute the curing of the same with due diligence; and

             (d) An Act of Bankruptcy occurs with respect to the Company or the Lessee (and in the case of an involuntary petition in bankruptcy or similar proceeding, such petition or proceeding is not discharged, subject to no further appeals, within sixty days of the date of filing), or the Company or the Lessee becomes generally unable to pay its debts as they become due.

     Upon the occurrence and continuation of an Event of Default hereunder, the Bank may upon written notice to the Company enter into possession of the Project and exercise any other remedy under the Bond, the Deed of Trust, the Loan Agreement or the Company's Note.

     Section 11. AUTHORITY, DIRECTORS, OFFICERS, AGENTS, ATTORNEYS AND EMPLOYEES OF AUTHORITY NOT LIABLE. To the extent permitted by law, no recourse shall be had for the enforcement of any obligation, promise or agreement of the Authority contained herein or in the other Bond Documents to which the Authority is a party or for any claim based hereon or thereon or otherwise in respect hereof or thereof against the Authority, any director, officer, agent, attorney or employee, as such, in his/her individual capacity, past, present or future, of the Authority or of any successor entity, either directly or through the Authority, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise. No personal liability whatsoever shall attach to, or be incurred by, any director, officer, agent, attorney or employee, as such, in his/her individual capacity, past, present or future, of the Authority or of any successor entity, either directly or through the Authority or any successor entity, under or by reason of any of the obligations, promises or agreements entered into between the Authority and the Company, whether herein contained or to be implied herefrom as being supplemental hereto; and all personal liability of that character against every such director, officer, agent, attorney or employee is, by the execution of this Agreement and as a condition of, and as part of the consideration for, the execution of this Agreement, expressly waived and released.

     Notwithstanding any other provision of this Agreement, the Authority shall not be liable to the Company or the Bank or any other person for any failure of the Authority to take action required of it under this Agreement unless the Authority (a) is requested in writing by an appropriate person to take such action, (b) is assured of payment of, or reimbursement for, any reasonable expenses in such action, and (c) is afforded, under the existing circumstances, a reasonable period to take such action. In acting under this Agreement, or in refraining from acting under this Agreement, the Authority may conclusively rely on the advice of its counsel.

     Section 12. NO LIABILITY OF AUTHORITY; NO CHARGE AGAINST AUTHORITY'S
CREDIT.

             (a) No covenant, agreement or obligation contained in this Agreement shall be deemed to be a covenant, agreement or obligation of any present or future director, officer, employee or agent of the Authority in his individual capacity, and neither the directors of the Authority nor any officer thereof executing the Bond shall be liable personally on the Bond or be subject to any personal liability or accountability by reason of the issuance thereof. No director, officer, employee or agent of the Authority shall incur any personal liability with respect to any other action taken by him pursuant to this Agreement, the Bond, the Loan Agreement or the Act, provided he does not act in bad faith.

             (b) The obligations of the Authority under this Agreement are not general obligations of the Authority but are limited obligations of the Authority, the principal, interest and premium (if any) of which are payable solely from and secured by the security described in the Bond Documents. The obligations of the Authority hereunder shall not be deemed to constitute a debt or a pledge of the faith and credit of the Commonwealth of Virginia or any political subdivision thereof, including the Authority and the County of Albemarle. Neither the Commonwealth of Virginia nor any political subdivision thereof, including the Authority and the County of Albemarle, shall be obligated to pay the obligations hereunder or other costs incident thereto except from the revenues and receipts pledged therefor, and neither the faith and credit nor the taxing power of the Commonwealth of Virginia or any political subdivision thereof, including the Authority and the County of Albemarle, is pledged to the payment of the obligations hereunder. The Authority has no taxing power.

     Section 13. INDEMNIFICATION BY COMPANY AND LESSEE. The Company and the Lessee, jointly and severally, agree to indemnify and hold harmless the Authority, any director, officer, official or employee of the Authority, the Bank, any director, officer or employee of the Bank, and any person who "controls" the Bank within the meaning of Section 15 of the Securities Act of 1933, as amended, and any other owner or holder of all or a portion of the Bonds (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in information submitted to the Authority or to the Bank by the Company or the Lessee with respect to the issuance and purchase of the Bond or caused by any omission or alleged omission of any material fact necessary to be stated therein in order to make such statements to the Authority and the Bank not misleading or incomplete. The obligation to indemnify the Authority and the Bank undertaken in this section shall be in addition to and shall not limit the obligation undertaken in Section 5.2 of the Loan Agreement.

     If any action is brought against any Indemnified Party in respect of which indemnity may be sought from the Company or the Lessee, such Indemnified Party shall promptly notify the Company or the Lessee in writing, and the Company or the Lessee shall assume the defense thereof, including the employment of counsel, the payment of all expenses and the right to negotiate and consent to settlement. Each Indemnified Party has the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless the employment of such counsel has been specifically authorized by the Company or the Lessee, which authorization shall not be unreasonably withheld by the Company or the Lessee. Neither the Company nor the Lessee will be liable for any settlement of any such action made without its consent, but if settled with the consent of the Company or the Lessee, as applicable, or if there be a final judgment for the plaintiff in any such action, the Company or the Lessee, as applicable, agrees to indemnify and hold harmless the Indemnified Parties from and against any loss or liability by reason of such settlement or judgment.

     Section 14. NOTICES, ETC. Except as otherwise provided in this Agreement, any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by this Agreement shall be sufficient for any purpose under this Agreement and shall be deemed given when mailed by certified mail, return receipt requested, postage prepaid (with a copy to the other parties) at the following addresses (or such other address as may be provided by any party by notice):

To the Authority:            Industrial Development Authority
                               of Albemarle County, Virginia
                             County Office Building, 4th Floor
                             401 McIntire Road

                             Charlottesville, VA 22901-4596
                             Attention: Chairman

To the Company:              Biotage Real Estate, LLC
                             2020 Avon Court
                             P.O. Box 8006
                             Charlottesville, Virginia 22902
                             Attention: Mr. David B. Patteson, Manager

With a copy to:              Stephen T. McLean
                             2164 Orchard House Road
                             Charlottesville, Virginia 22903

With a copy to:              David P. Turner
                             500 Loblolly Lane
                             Charlottesville, Virginia 22903

To the Lessee:               Biotage, Inc.
                             2020 Avon Court
                             P.O. Box 8006
                             Charlottesville, Virginia 22902
                             Attention: Mr. David B. Patteson, President

To the Bank:                 Virginia National Bank
                             1580 Seminole Trail
                             P.O. Box 2853
                             Charlottesville, VA 22902-2853
                             Attention: David J. Mellen

With a copy to:              LeClair Ryan, A Professional Corporation
                             123 East Main Street, 8th Floor
                             Charlottesville, VA 22902
                             Attention: Steven W. Blaine, Esq.

     Section 15. MISCELLANEOUS. (a) The Company shall also pay when due and payable (i) to the Bank, its reasonable costs, fees and expenses, including attorneys fees, incurred in connection with its ownership of the Bonds and the enforcement of any of its rights and remedies under the Bond Documents, and (ii) to the Authority, its reasonable costs, fees and expenses directly related to the Bond and the Project, including the reasonable fees and expenses of its counsel, and, if in the future the Authority imposes an annual fee on all industrial development bonds issued by it, an annual fee, due and payable without notice or billing upon the issuance of the Bond and thereafter on each anniversary date thereof until payment of the Bond in full, calculated on the same basis as the fees imposed on all of the other bonds of the Authority (provided, however, that such amount shall not equal or exceed an amount which would cause the "yield" on the Company's Note, the Loan

Agreement, this Agreement or any other "acquired purpose obligation" to be "materially higher" than the "yield" on the Bond, as such terms are defined in the Internal Revenue Code).

             (b) As to (i) the existence or non-existence of any fact or (ii) the sufficiency, authenticity or validity of any notice, requisition, consent, permit, certificate, authorization, order, instrument, paper, document or proceeding or (iii) the accuracy, completeness, sufficiency or adequacy of any statement, opinion or conclusion contained in any certificate, requisition, request, document or other paper, the Authority shall be entitled to rely conclusively on a certificate, requisition, request, document or other paper signed on behalf of the Company by an Authorized Company Representative.

             (c) The Bank agrees to furnish to the Authority on request such information with respect to the Bond as the Authority or its auditors may reasonably request in connection with any audit of the Authority records or any reports required to be filed by the Authority.

             (d) All accounting terms used herein which are not otherwise expressly defined in this Agreement shall have the meanings respectively given to them in accordance with generally accepted accounting principles. Except as otherwise expressly provided herein, all financial computations made pursuant to this Agreement shall be made in accordance with generally accepted accounting principles consistently applied and all balance sheets and other financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied.

             (e) This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and the subsequent holders of the Bond and their respective successors and assigns. The representations, covenants and agreements contained herein shall continue notwithstanding the delivery of the Bond to the Bank and the disbursement of the proceeds of the Bond to or for the benefit of the Authority, the Company and the Lessee.

             (f) If any provision of this Agreement shall be held invalid by any court of competent jurisdiction, such holding shall not invalidate any other provision hereof.

             (g) This Agreement shall be governed by the applicable laws of the Commonwealth. The Bond Documents express the entire understanding and all agreements among the parties and may not be modified except in writing signed by the respective parties thereto or their successors in interest thereto.

             (h) This Agreement may be executed in several counterparts, each of which shall be an original, and all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this BOND PURCHASE AGREEMENT to be executed in their respective names all as of the date first above written.

                                      INDUSTRIAL DEVELOPMENT AUTHORITY
                                      OF ALBEMARLE COUNTY, VIRGINIA

                                      By:  /s/ John C. Lowry
                                           ---------------------------------
                                               Vice Chairman


                                      VIRGINIA NATIONAL BANK

                                      By:  /s/ David J. Mellen
                                           ---------------------------------
                                      Its: Managing Officer
                                           ---------------------------------


                                      BIOTAGE REAL ESTATE, LLC

                                      By:  /s/ David B. Patteson
                                           ---------------------------------
                                      Its: Manager
                                           ---------------------------------


                                      BIOTAGE, INC.

                                      By:  /s/ David B. Patteson
                                           ---------------------------------
                                      Its: President
                                           ---------------------------------

                                 LOAN AGREEMENT

                                  BY AND AMONG

                        INDUSTRIAL DEVELOPMENT AUTHORITY

                          OF ALBEMARLE COUNTY, VIRGINIA

                                       AND

                            BIOTAGE REAL ESTATE, LLC

                                       AND

                                  BIOTAGE, INC.

                            DATED AS OF APRIL 1, 2002


--------------------------------------------------------------------------------

             THIS LOAN AGREEMENT HAS BEEN ASSIGNED TO, AND IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF, VIRGINIA NATIONAL BANK, AS HOLDER OF THE INDUSTRIAL DEVELOPMENT AUTHORITY OF ALBEMARLE COUNTY, VIRGINIA, INDUSTRIAL DEVELOPMENT REVENUE BOND (BIOTAGE PROJECT), SERIES 2002. INFORMATION CONCERNING SUCH SECURITY INTEREST MAY BE OBTAINED FROM VIRGINIA NATIONAL BANK AT ITS OFFICES IN CHARLOTTESVILLE, VIRGINIA.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

ARTICLE I                                                                      1

DEFINITIONS AND RULES OF CONSTRUCTION                                          1

Section 1.1.   Definitions                                                     1

Section 1.2.   Rules of Construction                                           7

Section 1.3.   UCC                                                             8

Section 1.4.   References                                                      8

Section 1.5.   GAAP.                                                           8

ARTICLE II                                                                     8

REPRESENTATIONS                                                                8

Section 2.1.   Representations by Authority                                    8

Section 2.2.   Representations by Company                                      9

ARTICLE III                                                                    10

LOAN OF BOND PROCEEDS                                                          10

Section 3.1.   Loan of Proceeds                                                10

Section 3.2.   Agreement to Issue Bond                                         10

Section 3.3.   Authority of the Bank                                           10

Section 3.4.   Limitation of Authority's Liability                             11

Section 3.5.   Disbursement Procedure                                          11

Section 3.6.   Direct Advances                                                 13

Section 3.7.   Supervision and Inspection                                      13

Section 3.8.   Material Change Orders                                          13

Section 3.9.   Representations and Warranties Regarding Project Work.          14

Section 3.10.  Additional Information                                          14


Section 3.11.  Delivery of Funds                                               14

Section 3.12.  Conditions Precedent to Bank's Obligation to Make the
Initial Advance for Project Costs                                              14

Section 3.13.  Conditions Precedent to Bank's Continuing Obligation to
Make Advances                                                                  15

Section 3.14.  Obligation to Advance                                           16

Section 3.15.  Required Delivery                                               16

ARTICLE IV                                                                     16

PAYMENTS ON BOND                                                               16

Section 4.1.   Amounts Payable                                                 16

Section 4.2.   Payments and Rights Assigned                                    17

Section 4.3.   Default in Payments.                                            17

Section 4.4.   Obligation of Company Unconditional                             17

ARTICLE V                                                                      18

SPECIAL COVENANTS                                                              18

Section 5.1.   Inspection of Project                                           18

Section 5.2.   Indemnification by Company                                      18

Section 5.3.   Use of Proceeds                                                 19

Section 5.4.   Completion of Project.                                          20

Section 5.5.   Restrictions on Mortgage, Sale or Assignment                    20

Section 5.6.   Notification Upon Event of Default.                             21

Section 5.7.   Notification of Event of Bankruptcy                             21

Section 5.8.   Expenses of Operation and Maintenance                           21

Section 5.9.   Compliance with Laws                                            21

Section 5.10.  Reference to Bond Ineffective After Bond Paid and Other
Obligations Satisfied                                                          21


Section 5.11.  Reports and Notices.                                            21

Section 5.12.  Fees; Additional Payments                                       22

Section 5.13.  Access and Promotion                                            23

Section 5.14.  Updated Valuations.                                             23

ARTICLE VI                                                                     23

FINANCIAL COVENANTS                                                            23

Section 6.1.   Maintain Existence                                              23

Section 6.2.   Financial and Other Information                                 23

Section 6.3.   [Reserved].                                                     24

Section 6.4.   Indebtedness.                                                   24

Section 6.5.   Books and Records.                                              24

Section 6.6    Notice of Loss.                                                 24

Section 6.7.   Accrual and Payment of Taxes and Other Charges.                 24

Section 6.8.   Certificate                                                     25

Section 6.9.   Banking Relationship.                                           25

Section 6.10.  Other Acts.                                                     25

Section 6.11.  Negative Covenants                                              25

ARTICLE VII                                                                    26

EVENTS OF DEFAULT AND REMEDIES                                                 26

Section 7.1.   Event of Default Defined                                        26

Section 7.2.   Remedies on Default                                             28

Section 7.3.   No Remedy Exclusive.                                            28

Section 7.4.   Attorneys' Fees and Other Expenses                              28

Section 7.5.   No Additional Waiver Implied by One Waiver                      29


ARTICLE VIII                                                                   29

PREPAYMENT                                                                     29

Section 8.1.   Prepayment.                                                     29

ARTICLE IX                                                                     29

MISCELLANEOUS                                                                  29

Section 9.1.   Term of Agreement.                                              29

Section 9.2.   Notices, etc.                                                   29

Section 9.3.   Amendments to Agreement and Company's Note                      30

Section 9.4.   Successors and Assigns                                          30

Section 9.5.   Severability                                                    30

Section 9.6.   Applicable Law; Entire Understanding                            30

Section 9.7.   Counterparts                                                    30

Section 9.8.   Construction of Provisions of this Agreement                    30

Section 9.9.   Publicity                                                       30

Section 9.10.  Controlling Law                                                 30

Section 9.11.  Waiver of Jury Trial.                                           31


Exhibit A - Form of Note

Exhibit B - Form of Requisition

     THIS LOAN AGREEMENT, made as of the 1st day of April, 2002, by and between the INDUSTRIAL DEVELOPMENT AUTHORITY OF ALBEMARLE COUNTY, VIRGINIA (the "Authority"), BIOTAGE REAL ESTATE, LLC, a Virginia limited liability company (the "Company"), and BIOTAGE, INC., a Delaware Corporation (the "Lessee") provides;

                              W I T N E S S E T H:

     WHEREAS, the Virginia Industrial Development and Revenue Bond Act, Title 15.2, Chapter 49, Code of Virginia of 1950, as amended (the "Act"), authorizes the creation of the Authority and empowers it to acquire, own, lease and dispose of properties to the end that the Authority may be able to promote industry and develop trade; and further authorizes the Authority to lease or sell to others any or all of its facilities, to issue bonds for the purposes of carrying out any of its powers, to lend the proceeds of its bonds for such purposes, to mortgage and pledge any or all of its facilities as security for the payment of principal of and interest on such bonds and any agreements made in connection therewith, to pledge the revenues and receipts from such facilities or from any other source to the payment of such bonds and to issue its refunding bond or bonds to refund any bond or bonds previously issued by it; and

     WHEREAS, at the request of the Company, the Authority intends to issue and sell to the Bank (hereinafter defined) its Industrial Development Revenue Bond (Biotage Project), Series 2002, in the principal amount of Four Million Two Hundred Fifty Thousand Dollars ($4,250,000) (the "Bond") to assist the Company in financing the acquisition of approximately 7.1 acres of land constituting Parcel F-1A in the University of Virginia Research Park at North Fork in Albemarle County, Virginia, the construction of an approximately 50,000 square foot manufacturing facility thereon and the acquisition and installation of manufacturing equipment therefor (the "Project"), to be owned by the Company, and leased to the Lessee, and used in the Lessee's business of manufacturing drug purification equipment, and to pay certain costs of issuance of the Bond; and

     WHEREAS, the Authority proposes to lend the proceeds of the Bond to the Company, to be used to pay a portion of the costs of the Project; and

     WHEREAS, the Authority will assign this Agreement and the Company's Note to Virginia National Bank (the "Bank") as security and source of payment for the Bond.

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto covenant and agree as follows:

                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

     SECTION 1.1. DEFINITIONS. All words and terms defined in the Bond Purchase Agreement dated as of April 1, 2002 (the "Bond Purchase Agreement"), among the Authority, the Company, the Bank and the Lessee, shall have the same meanings when such words and terms are used in this

Agreement. In addition, the following words and terms shall have the following meanings, unless the context otherwise requires:

     "ACCEPTABLE RETAINAGE" means the amount of retainage required by the Bank for the construction contract, and shall be equal to ten percent (10%) of all hard costs of construction until such time as the Project is complete, final unconditional certificates of occupancy have been issued, an as-built survey and a final title insurance date-down endorsement have been submitted to and approved by the Bank and the Bank has received such lien waivers and affidavits as it may request from the General Contractor and others supplying labor and materials to the Project.

     "ADVANCES" means the periodic disbursements of the Loan applicable to the Project, which Advances shall be made in accordance with the provisions of
Article III hereof.

     "AGREEMENT" shall mean this Loan Agreement between the Authority, the Company and the Lessee, as the same may be from time to time amended or supplemented in accordance with the provisions hereof.

     "APPLICABLE ENVIRONMENTAL LAWS" means any applicable laws, rules or regulations pertaining to the environment, or petroleum products, or radon radiation, or oil or hazardous substances, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), and the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"). The terms "hazardous substance" and "release" shall have the meanings specified in CERCLA, and the terms "solid waste," disposal," "dispose," and "disposed" shall have the meanings specified in RCRA, except that if such acts are amended to broaden the meanings thereof, the broader meaning shall apply herein prospectively from and after the date of such amendments; notwithstanding the foregoing, provided, to the extent that the laws of the Commonwealth of Virginia establish a meaning for "hazardous substance" or "release" which is broader than that specified in CERCLA, as CERCLA may be amended from time to time, or a meaning for "solid waste," "disposal," and "disposed" which is broader than specified in RCRA, as RCRA may be amended from time to time, such broader meanings under said state law shall apply.

     "ASSIGNMENTS" means the Assignments of Leases, Contracts and Other Rights to be executed by the Company as a condition to the purchase of the Bond and in a form acceptable to the Bank.

     "BANK" shall mean Virginia National Bank, as the initial purchaser and holder of the Bond, and any successor or other holder of the Bond.

     "BANK COMMITMENT LETTER" means the Bank's letter addressed to the Lessee for the benefit of the Company dated December 13, 2001, as revised on December 21, 2001, wherein the Bank agreed to acquire the Bond under certain conditions.

     "BOND COUNSEL" shall mean a law firm, appointed by the Company, having a national reputation in the field of municipal law whose opinions are generally accepted by purchasers of municipal bonds. The firms of Williams, Mullen, Clark & Dobbins, Richmond, Virginia, and LeClair Ryan, a Professional Corporation, Richmond, Virginia shall be deemed acceptable as Bond Counsel.

     "BOND DOCUMENTS" shall mean this Agreement, the Bond Purchase Agreement, the Bond, the Company's Note, the Deed of Trust, the assignments of the Authority's rights under this Agreement, the Guaranty Agreements, and the Letters of Credit.

     "BUSINESS DAY" means a day (other than Saturday, Sunday and legal holidays) when the Bank is open for business.

     "CLOSING DATE" shall mean the date of the issuance and delivery of the Bond.

     "COLLATERAL" means the collateral as defined in the Deed of Trust.

     "COMPANY" shall mean Biotage Real Estate, LLC, a Virginia limited liability company, and any successor to the Company.

     "COMPANY'S NOTE" shall mean the promissory note of the Company in the principal amount of $4,250,000, dated as of the Closing Date, and delivered to the Authority pursuant to this Agreement.

     "CONSTRUCTION CONTRACT" shall mean the contract dated January 4, 2002 between the Company and the General Contractor for the construction of the Project, as amended from time to time.

     "COST(S) OF THE PROJECT" means all costs and allowances which the Authority or the Company may properly pay or accrue for the Project under the Act and which, under GAAP are chargeable to the capital account of the Project or could be so charged either with a proper election to capitalize such costs or, but for a proper election, to expense such costs, including (without limitation) the following costs:

             (a) fees and expenses incurred in preparing the plans and specifications for the Project (including any preliminary study or planning or any aspect thereof); any labor, services, materials and supplies used or furnished in site improvement and construction; any equipment for the Project; and any acquisition necessary to provide utility services or other services, roadways, and parking lots; and all real and tangible personal property deemed necessary by the Company and acquired in connection with the Project;

             (b) fees for architectural, engineering, supervisory and consulting services;

             (c) any fees and expenses incurred in connection with perfecting and protecting title to the Project and any fees and expenses incurred in connection with preparing, recording or filing such documents, instruments or financing statements as either the Authority or the Bank may deem desirable to perfect or protect the rights of the Authority or the Bank under the Bond Documents;

             (d) any legal, accounting or financial advisory fees and expenses, including, without limitation, fees and expenses of Bond Counsel and counsel to the Authority, the Company or the Bank, any fees and expenses of the Authority or the Bank, filing fees, and printing and engraving costs, incurred in connection with the authorization, issuance, sale and purchase of the Bond, and the preparation of the Bond Documents and all other documents in connection with the authorization, issuance and sale of the Bond;

             (e) interest to accrue on the portion of the Bond attributable to construction costs during construction of the Project;

             (f) any administrative or other fees charged by the Authority or reimbursement thereto of expenses in connection with the Project until the completion date; and

             (g) any other costs and expenses relating to the Project which could constitute costs or expenses for which the Authority may expend Bond proceeds under the Act; provided, however, that Costs of the Project shall not include issuance costs (including counsel fees and Authority fees and costs) in excess of an amount equal to 2% of the principal amount of the Bond.

     "DEED OF TRUST" shall mean the Credit Line Deed of Trust, Assignment and Security Agreement, dated as of April 1, 2002, granted by the Company to the trustees named therein to secure the Company's Note.

     "DEFAULT RATE" means a per annum rate equal to the interest rate on the Bonds in effect at the time of an Event of Default (the Tax-Exempt or the Taxable Rate) plus 4%.

     "DETERMINATION OF TAXABILITY" means a determination that the interest income on the Bonds does not qualify as interest that is excludable from the gross income of the Holder(s) thereof for purposes of federal income taxation ("exempt interest") under Section 103 of the Code, which determination shall be deemed to have been made, upon the occurrence of the first to occur of the following events (each an "Event of Taxability"):

             (a) the date on which the Bank determines that the interest income on any Bonds does not qualify as exempt interest, if such determination is supported by an opinion of Bond Counsel to that effect;

             (b) the date on which (i) any change in law or regulation becomes effective, (ii) the Internal Revenue Service has issued any private ruling, technical advice or any other written communication, or (iii) there is a non-appealable final judgment or determination by the Internal Revenue Service or a court of competent jurisdiction, in each case to the effect that the interest income on the Bonds does not qualify as exempt interest;

             (c) the date on which the Company receives notice from the Bank or the Escrow Agent in writing indicating that the Internal Revenue Service has issued a thirty-day letter or other notice which asserts that the interest on such Bonds does not qualify as exempt interest;

             (d) the date when the Company files any statement, supplemental statement, or other tax schedule, return or document, which discloses that an Event of Taxability has occurred; or

             (e) the date whereupon any act, failure to act or use of the proceeds of the Loan, a change in use of the Project or any misrepresentation or inaccuracy in any of the representations, warranties or covenants contained in this Agreement, the Company's Tax Information Certificate and Agreement delivered on the Closing Date, or any other Bond Document causes a Determination of Taxability as described above.

     "EVENT OF DEPOSIT SHORTFALL" shall mean a failure by the Company and the Lessee at any time during the term of the Bond to maintain in the aggregate an average, noninterest-bearing deposit account balance at the Bank in an amount greater than or equal to $750,000, determined by the Bank on a semi-annual basis commencing on the six month anniversary of the Closing Date.

     "EVENT OF DEPOSIT SHORTFALL PERIOD" shall mean the six (6) month period following an Event of Deposit Shortfall.

     "EVENT OF DEFAULT" shall mean any event defined as such in Section 7.1.

     "EVENT OF TAXABILITY" shall have the meaning given such term under the definition of "Determination of Taxability" provided herein.

     "EQUIPMENT" means all furniture, fixtures and equipment owned by the Company located on, attached to or used or useful in connection with the Project, provided, however, that with respect to any items which are leased and not owned by the Company, the Equipment shall include the leasehold interest with any options to purchase any of said items and any additional or greater right such items hereafter acquired by the Company (but nothing herein shall permit the leasing of any Equipment except as otherwise expressly permitted herein unless the Bank's written consent is first obtained).

     "GAAP" means, as in effect from time to time, generally accepted accounting principles consistently applied as promulgated by the American Institute of Certified Public Accountants.

     "GENERAL CONTRACTOR" means the Class A, Virginia licensed general contractor for the Project, the choice of which shall be approved by the Bank.

     "GUARANTY AGREEMENTS" means the Guaranty Agreements from Dyax Corp., and the Lessee, executed in favor of the Bank securing entire principal of, premium, if any, and interest on the Bond and any all other amounts payable by the Company under the Bond Documents, in form and substance acceptable to the Bank.

     "IMPROVEMENTS" means all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Property, including, but not limited to, all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, air conditioning equipment, carpeting and other floor coverings, water heaters, awnings and storm sashes, cleaning apparatus, signs, landscaping and printing areas, which are or shall be attached to the Property or said buildings, structures or improvements.

     "INDEBTEDNESS" means any (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property other than accounts payable arising in connection with the purchase of inventory customary in the trade, (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired and (iv) the amount of any other obligation (including obligations under financing leases) which would be shown as a liability on a balance sheet prepared in accordance with GAAP.

     "INSPECTING ARCHITECT" means nbj Architecture, PLC.

     "LETTERS OF CREDIT" shall mean the (i) $300,000 letter of credit secured by Stephen T. McLean and the (ii) $300,000 letter of credit secured by David P. Turner, in each case in form and substance acceptable to the Bank, issued by institutions acceptable to the Bank, and issued in favor of the Bank as security for repayment of the Bond and any other amounts payable by the Company under the Bond Documents.

     "MATERIAL CHANGE ORDERS" shall mean any amendments to the Plans and Specifications or the Construction Contract, resulting in an increase or decrease in the project costs from that shown in the attached Project Budget in an amount greater than $50,000 in any one instance, or $200,000 in the aggregate.

     "NET INSURANCE PROCEEDS" shall have the same meaning as in the Deed of Trust.

     "PAYMENT OF THE BOND" shall mean the payment in full of principal of and interest on the Bond or provisions for such payment sufficient to discharge this Agreement as provided herein.

     "PLANS AND SPECIFICATIONS" means the final working plans, drawings and specifications for the Project, as approved by the Company, the Bank and all governmental authorities having jurisdiction over the Project.

     "PROPERTY" means the real estate constituting Parcel F-1A in the University of Virginia Research Park at North Fork in Albemarle County, Virginia, and all Improvements thereon including, but not limited to, the Project.

     "TAXABLE RATE" shall mean (i) 7.00% per annum upon the occurrence of any Determination of Taxability occurring on or before February 28, 2007, and (ii) the percentage equal to the published, annualized interest rate for the five-year U.S. Treasury Note based on the most recent weekly average yield, adjusted to a constant maturity of five years, as made available by the Federal Reserve Board in effect at the time of, and effective upon, the occurrence of any Determination of Taxability occurring after April 1, 2007, plus 2.75%, and
(iii) in each case to be adjusted in accordance with this definition every five years after any such Determination of Taxability. For the six (6) month period following an Event of Deposit Shortfall, if any, the Taxable Rate shall be increased by an additional (i) 0.25% for an Event of Deposit Shortfall less than or equal to $50,000, and (ii) 0.50% for an Event of Deposit Shortfall ranging from $50,001 to $100,000, plus an additional 0.20% for each $50,000 increment in excess of $100,000.

     In addition to the foregoing, the Taxable Rate shall include the obligation of the Company to pay to the Bank (or any other previous or current holder of the Bond) an amount equal to any tax liability, penalties, interest or other charges assessed against the Bank for failure to include interest on the Bonds in its gross income, together with any and all attorneys' fees, court costs, or other out-of-pocket costs incurred by the Bank in connection therewith. The obligations of the Company with respect to the Taxable Rate shall survive the termination of this Agreement and the payment and performance of all the Company's other obligations under the Bond Documents.

     "TAX EXEMPT RATE" shall mean (i) 5.83% per annum from the Closing Date through February 28, 2007, and (ii) for each subsequent five (5) year period, commencing April 1, 2007, the percentage equal to the published, annualized interest rate on the five-year U.S. Treasury Note based on the most recent weekly average yield, adjusted to a constant maturity of five years, as made available by the Federal Reserve Board in effect on the April 1 commencing such five year period, plus 1.58% per annum. For the six (6) month period following an Event of Deposit Shortfall, if any, the Tax-Exempt Rate shall be increased by an additional (i) 0.16% for an Event of Deposit Shortfall less than or equal to $50,000, and (ii) 0.32% for an Event of Deposit Shortfall ranging from $50,001 to $100,000, plus an additional 0.13% for each $50,000 increment in excess of $100,000.

     SECTION 1.2. RULES OF CONSTRUCTION. The following rules shall apply to the construction of this Agreement, unless the context otherwise requires:

             (a) Words importing the singular number shall include the plural number and vice versa.

             (b) Words importing the redemption or calling for redemption of Bond shall not be deemed to refer to or connote the payment of Bond at its stated maturity.

             (c) All references herein to particular articles or sections are references to articles or sections of this Agreement.

             (d) The headings herein are solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

     SECTION 1.3. UCC. Terms contained in this Agreement shall, unless otherwise defined herein or unless the context otherwise indicates, have the meanings, if any, assigned to them by Uniform Commercial Code in effect in the applicable state in which Collateral is located.

     SECTION 1.4. REFERENCES. All references to other documents or instruments shall be deemed to refer to such documents or instruments as they may hereafter be extended, renewed, modified or amended and all replacements and substitutions therefor.

     SECTION 1.5. GAAP. All accounting terms used in this Agreement shall be construed in accordance with GAAP, except as otherwise defined.

                                   ARTICLE II

                                 REPRESENTATIONS

     SECTION 2.1. REPRESENTATIONS BY AUTHORITY. The Authority makes the following representations as the basis for its undertakings hereunder:

             (a) The Authority is not (1) in violation of the Act or any existing law, rule or regulation applicable to it or (2) to the best of its knowledge, in default under any indenture, mortgage, deed of trust, lien, lease, contract, note, bond, order, judgment, decree or other agreement, instrument or restriction of any kind to which any of its assets are subject and which would affect the validity or enforceability of the Bond Documents.

             (b) To the best of its knowledge, no further approval, consent or withholding of objection on the part of any regulatory body, federal, state or local, is required in connection with (1) the issuance and delivery of the Bond by the Authority, (2) the execution or delivery of or compliance by the Authority with the terms and conditions of the Bond Documents to which it is a party, or (3) the assignment by the Authority of its rights under this Agreement and the Company's Note (except for the right of the Authority to indemnification, notice and payment of fees and expenses) and the performance by the Authority of its obligations in the manner and under the terms and conditions as provided herein will comply with all applicable federal, state and local laws and, to the best of its knowledge, any rules and regulations promulgated thereunder by any regulatory authority or agency.

             (c) No litigation, inquiry or investigation of any kind in or by any judicial or administrative court or agency is pending or, to its knowledge, threatened against the Authority with respect to (1) the organization and existence of the Authority, (2) its authority to execute or deliver the Bond Documents to which it is a party, (3) the validity or enforceability of any of such instruments or the transactions contemplated hereby or thereby, (4) the title of any officer of the Authority who executed such instruments, or (5) any authority or proceedings related to the execution or delivery of such instruments on behalf of the Authority, and no such authority or proceedings have been repealed, revoked, rescinded or amended but are in full force and effect. The foregoing representation does not include any litigation that may have been filed, but not served, against the Authority and of which Authority has no knowledge.

     SECTION 2.2. REPRESENTATIONS BY COMPANY. The Company and the Lessee each make the following representations as the basis for their undertakings hereunder:

             (a) Neither the Company nor the Lessee is in default in the payment of the principal of or interest on any of its indebtedness for borrowed money and neither the Company nor the Lessee is in default in any material respect under any instrument under and subject to which any indebtedness has been incurred, and no event has occurred and is continuing under the provisions of any such agreement that, with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

             (b) The Company and the Lessee have obtained all consents, approvals, authorizations and orders of any governmental or regulatory authority that are required to be obtained by the Company and/or the Lessee as a condition precedent to the issuance of the Bond or the execution and delivery of the Bond Documents to which it is a party or the performance by the Company or the Lessee of its respective obligations hereunder or thereunder.

             (c) There are no actions, suits or proceedings pending or, to the best of the Company's or the Lessee's knowledge, threatened, which might adversely affect the financial condition of the Company or the Lessee, or which might impair the value of any Collateral. The Company and the Lessee are not in violation of any agreement the violation of which might reasonably be expected to have a materially adverse effect on the Company's or the Lessee's business or assets, and neither the Company nor the Lessee is in violation of any order, judgment or decree of any court, or any statute or governmental regulation to which it is subject. Neither the execution nor the performance of this Agreement or the other Bond Documents will result in any breach of any deed of trust, lease, credit or loan agreement or any other instrument which binds or affects the Company or the Lessee.

             (d) All financial statements of the Company and the Lessee heretofore given and hereafter to be given to the Bank are and will be true and complete in all material respects as of their respective dates, and fairly represent and will fairly represent the financial conditions of the business or persons to which they pertain. No materially adverse change has occurred in the financial conditions reflected in the financial statements most recently submitted to the Bank since the date thereof. All financial statements of the Company and the Lessee have been and will be prepared in accordance with GAAP.

             (e) The Property will comply at all times, both during construction and upon completion thereof, with all applicable covenants and restrictions of record and all laws, ordinances, rules and regulations, including, without limitation, the Americans with Disabilities Act and regulations thereunder, and laws, ordinances, rules and regulations relating to zoning, health, building codes, setback requirements, and Applicable Environmental Laws. All necessary and appropriate action will be taken to permit the construction of the Project according to the Plans and Specifications therefor as approved by the Bank, and full use of such Improvements for their intended purpose under applicable laws, ordinances and regulations, including, without limitation, zoning, subdivision regulations and Applicable Environmental Laws. The Company and the Lessee each agree to indemnify and hold the Bank harmless from any fines or penalties assessed or any corrective costs incurred by the Bank if the Improvements or the Property, or any part thereof, is hereafter determined to be in violation of any covenants or restrictions of record or any applicable laws, ordinances, rules or regulations, and such indemnity shall survive any foreclosure or deed in lieu of foreclosure.

             (f) The Deed of Trust, when duly executed, delivered and recorded, will constitute a first priority security lien against the Company's fee simple interest in the Property, prior to all other liens and encumbrances, including those which may hereafter accrue, except for such matters as shall have been set forth in the Deed of Trust as a permitted encumbrance.

             (g) All documents furnished to the Bank by or on behalf of the Company and the Lessee and as part of or in support of the Loan application or pursuant to the Bank Commitment Letter or this Agreement are true, correct, complete, and accurately represent the matters to which they pertain as of the date hereof.

                                   ARTICLE III

                              LOAN OF BOND PROCEEDS

     SECTION 3.1. LOAN OF PROCEEDS. The Authority hereby lends the proceeds from the sale of the Bond pursuant to this Loan Agreement to the Company, and the Company hereby borrows the same from the Authority as evidenced by this Loan Agreement and the issuance and delivery of the Company's Note to the Authority. As each Advance is made by the Bank pursuant hereto, the amount of such Advance shall constitute a portion of the Bank's payment for the purchase of the Bond. The Company covenants to use the proceeds from the sale of the Bond to pay, together with other funds available to the Company, the cost of the acquisition, construction and equipping of the Project.

     SECTION 3.2. AGREEMENT TO ISSUE BOND. In order to provide funds for payment of all or a portion of the cost of the acquisition, construction and equipping of the Project, the Authority shall simultaneously with the execution and delivery hereof proceed with the issuance and sale of the Bond bearing interest, maturing and having the other terms and provisions set forth therein.

     SECTION 3.3. AUTHORITY OF THE BANK. In accordance with the Bank's agreement to purchase the Bond pursuant to the Bond Purchase Agreement, the Authority hereby agrees that the Bank shall oversee the construction of the Project and approve the making of each Advance under the Bond.

     SECTION 3.4. LIMITATION OF AUTHORITY'S LIABILITY.

             (a) No covenant, agreement or obligation contained herein or in the Bond or the Bond Purchase Agreement shall be deemed to be a covenant, agreement or obligation of any present or future director, officer, employee or agent of the Authority in his individual capacity, and neither the directors of the Authority nor any officer thereof executing the Bond shall be liable personally on the Bond or be subject to any personal liability or accountability by reason of the issuance thereof. No director, officer, employee or agent of the Authority shall incur any personal liability with respect to any other action taken by him pursuant to this Agreement or the Act provided he does not act in bad faith.

     The obligations of the Authority hereunder are not general obligations of the Authority but are limited obligations payable solely from the revenues and receipts derived from the loan of the proceeds of the Bond described in this Agreement, including without limitation all payments under this Agreement and the Company's Note and from the security therefor. The obligations of the Authority hereunder shall not be deemed to constitute a debt or a pledge of the faith and credit of the Commonwealth of Virginia or any political subdivision thereof, including the Authority and Albemarle County. Neither the Commonwealth of Virginia nor any political subdivision thereof, including the Authority and Albemarle County, shall be obligated to pay the obligations hereunder or under the Bond or other costs incident thereto except from the revenues and receipts pledged therefor, and neither the faith and credit nor the taxing power of the Commonwealth of Virginia or any political subdivision thereof, including the Authority and Albemarle County, is pledged to the payment of the obligations hereunder.

     SECTION 3.5. DISBURSEMENT PROCEDURE. Subject to compliance with all of the provisions of this Agreement, and subject to the terms of this Agreement, the Loan shall be disbursed from the proceeds of the Bank's purchase of the Bond in several Advances at such time and in such amounts as the Bank shall determine in accordance with Section 3.3 and in accordance with the following procedures:

             (a) Not less than five (5) Business Days before the date on which the Company desires an Advance of the Loan, the Company shall submit to the Bank a requisition for the payment of the Costs of the Project in the form of Exhibit B to this Agreement, reviewed and approved by the Inspecting Architect, and otherwise satisfactory to the Bank which shall include, in addition to any other items set forth in the form of requisition attached hereto as Exhibit B, (a) the current, updated Project Budget setting forth the original Project Budget, the proposed revisions thereto (if any), previous amounts advanced, amounts paid from funds other than the Loan, the amounts requested with the current requisition and the amounts remaining to be advanced, all itemized under the line items of the Project Budget, (b) the itemized schedule of values for the construction work and all costs incurred for construction pursuant to each category of the schedule of values, (c) a separate itemization of costs not included in the foregoing general construction contract for equipment, construction and non-construction expenses in connection with the Project pursuant to the general construction contract with the General Contractor, an AIA G702/703 form signed by the General Contractor and the Company, with copies of invoices for all non hard cost construction items and (d) the percentage of completion of each line item on the Project Budget and schedule of values. The accuracy of the costs and percentage of completion shall be certified to the Bank by the Company and by the General Contractor. The Company hereby appoints David P. Turner and John W. Hulburt, either of whom may act, as its agent to make Advance requests. The Company may hereafter by written notice to the Bank appoint one or more other agents or change agents to make Advance requests, provided any such notice is not effective until actually received by the Bank. If the Company appoints more than one agent to make Advance requests, any one may sign the request, unless notice otherwise is received by the Bank ten (10) days prior to the Bank's receipt of such request.

             (b) The completed progress with respect to the Project must be reviewed by the Bank as a condition to the Advance. The Bank will determine the percentage of completion, continuing compliance with the Plans and Specifications and the maximum allowable Advance, which shall be determined in accordance with SECTION 3.5(c) below.

             (c) The maximum allowable Advance of the Loan will be equal to the allowable non-construction expenses actually incurred within the amounts set forth in the Project Budget, plus the lesser of (a) the actual cost of the completed portion of the Project or (b) the Bank-approved scheduled value of each completed portion of the Project (as set forth in the Project Budget and schedule of values prepared by the General Contractor and approved by the Bank), with no advances for duplication of work for which Loan funds were previously advanced, work that does not conform to the Plans and Specifications, or work that is unsatisfactory in the opinion of the Bank. The Advance to be made will equal the maximum allowable Advance, less: (1) the Acceptable Retainage (except in the case of the final Advance of the Loan) and (2) the amounts previously advanced hereunder. The Acceptable Retainage shall be advanced to the Company only after satisfactory completion of all construction work and the furnishing to the Bank of evidence satisfactory to the Bank that such completion is free of all mechanics' and materialmen's liens and that appropriate governmental authorities have approved the Improvements in their entirety for permanent occupancy.

             (d) Advances shall be made for costs on each line item shown in the Project Budget only up to the amount set forth in the Project Budget for such line item, provided, however, that the Bank agrees that cost savings in any line item may be re-allocated to other line items in the Company's sole discretion. The timing of Advances for development fees, overhead or similar charges or other amounts to the Company or any person or entity affiliated with (other than for actual construction costs incurred for completed work) shall be in the Bank's reasonable discretion and the percentage of such category advanced shall not exceed the percentages of completion of the Project except in the Bank's sole discretion; provided, however, such Advance shall be made not later than the final Advance so long as there has not been an Event of Default and undisbursed Loan proceeds in such categories remain available. No Advance will be made for materials to be stored for future construction, except in the Bank's sole discretion. Notwithstanding the foregoing, the Company agrees not to request any Advance for stored materials unless (i) the Company specifies in such request that it includes a specified amount for stored materials, which stored materials are set forth in a detailed listing; (ii) such stored materials are to be used in the Project within sixty (60) days of the requested Advance and (iii) such stored materials are fully insured, are subject to the lien and security interest of the Bank only and are either stored in a bonded warehouse approved by the Bank and available for inspection by the Bank or stored on the Property in a locked and secure storage arrangement approved by the Bank.

             (e) Notwithstanding the foregoing, the Bank shall not be required to make an Advance more than once each month, and the Bank reserves the right to limit the total amount advanced on the Loan at any time to an amount which, when deducted from the total amount of the Loan, leaves a balance to be advanced equal to or greater than the cost of completion of the Project, plus all remaining non-construction expenses and the Acceptable Retainage, each as set forth in the Project Budget and as determined by the Bank from time to time. The Bank shall be entitled to retain at all times as undisbursed Loan funds an amount sufficient to pay all construction and non-construction costs relating to the Project, as reasonably estimated by the Bank, including, but not limited to, amounts to become due pursuant to construction contracts and equipment purchase contracts, amounts to complete the Project but not yet included in any such contract, estimated interest costs in excess of anticipated cash flow for the period that the Loan is outstanding, estimated post-closing fees and expenses of Authority, the Bank and their counsel, estimated permit and license fees, estimated architectural and engineering fees of the Company and of any inspecting consultant hired by the Bank, and estimated recording and title insurance costs, all to the extent reasonably anticipated to be incurred after the Closing Date.

     SECTION 3.6. DIRECT ADVANCES. Regardless of whether the Company has submitted a requisition therefor, upon an Event of Default and upon three (3) Business Days prior written notice to the Company, the Bank may from time to time advance amounts which become due for costs of insurance, title insurance, fees and expenses of Authority's and the Bank's legal counsel and amounts due the Bank for payments of principal, interest and fees and other amounts due pursuant to the Note or others for construction and non-construction expenses for which the Company is responsible for payment. To the extent such Advances are for costs or items which are not part of the Costs of the Project, any such Advances shall be made from the Bank's own funds and not from proceeds of the Bond. Such Advances may be made directly to parties to whom such amounts are due or to Authority or the Bank to reimburse Authority or the Bank for sums due to them. The Bank will notify the Company immediately either by mail or telephone of such Advances to parties other than the Company. All such Advances, including advances to parties other than the Company, shall be deemed Advances to the Company hereunder and shall be secured by the Bond Documents to the same extent as if they were made directly to the Company.

     SECTION 3.7. SUPERVISION AND INSPECTION. The Bank and the Inspecting Architect shall have the right to monitor the Company's progress on construction of the Project monthly (or at such additional times as the Bank, in its reasonable discretion, may require) in order to confirm that work is in place and materials furnished for each Advance request.

     SECTION 3.8. MATERIAL CHANGE ORDERS. The Company shall not enter into any Material Change Order except with the prior written consent of the Bank.

     SECTION 3.9. REPRESENTATIONS AND WARRANTIES REGARDING PROJECT WORK. Each submission by the Company to the Bank of a requisition for an Advance shall constitute the Company's representation and warranty to Authority and the Bank that: (a) each item of cost included therein constitutes a Cost of the Project,
(b) completed construction work in connection with the Project is in accordance with the Plans and Specifications and (c) all construction and non-construction costs for the payment of which the Bank has previously advanced funds have in fact been paid.

     SECTION 3.10. ADDITIONAL INFORMATION. If the Bank or the title insurance company insuring the Deed of Trust shall so require, the Company will submit with its requisitions for Advances estoppel certificates, in form satisfactory to the Bank and the title insurance company, showing amounts paid and amounts due to all parties furnishing labor, materials or equipment in connection with the Project and evidence that the Company has paid all costs designated in the Project Budget for payment by the Company from its separate funds.

     SECTION 3.11. DELIVERY OF FUNDS. Except as otherwise provided herein, Advances of the Loan will be made by depositing the same to the Company's deposit account with the Bank. The Bank's approval of any Advance shall not constitute the Bank's approval or acceptance of the construction theretofore completed. The Bank's inspection and approval of the Plans and Specifications, the Project or the workmanship and materials used therein shall impose no liability of any kind on the Bank, the sole obligation of the Bank as the result of such inspection and approval being to approve the making of the Advances if, and to the extent, required by this Agreement.

     SECTION 3.12. CONDITIONS PRECEDENT TO BANK'S OBLIGATION TO MAKE THE INITIAL ADVANCE FOR PROJECT COSTS. The Bank's obligation to make an Advance for the Costs of the Project shall be effective only upon fulfillment of the following conditions which shall be in addition to the conditions described in Section 5 of the Bond Purchase agreement:

             (a) PROJECT BUDGET. The Bank has received and approved the Project Budget and a complete trade breakdown and a detailed final total cost schedule for the Project.

             (b) CONSTRUCTION CONTRACT. The Bank has received and approved copies of a construction contract with the General Contractor for completion of the Project in the amount allocated for construction not to exceed the Project Budget (including the Acceptable Retainage), and payment and performance bonds on standard AIA Forms with the Bank named as dual obligee on such bonds. If the construction contract does not require that General Contractor to assume such risk of loss, the Company shall also provide evidence that builder's risk insurance has been obtained for the Project.

             (c) CONTINUING PERFORMANCE. The Bank has received assignments in form acceptable to it of the construction contract and the Plans and Specifications and the right to their use, together with a letter from the General Contractor stating that upon an Event of Default by the Company, the General Contractor shall continue performance under the construction contract and the Plans and Specifications to complete the Project for the benefit of the Authority and the Bank at no additional cost.

             (d) PLANS AND SPECIFICATIONS. The Bank has received and approved the Plans and Specifications, together with all subsequent material modifications or amendments thereto, which amendments and modifications must be approved in writing by the Bank, together with a certificate of General Contractor certifying that the Plans and Specifications have been approved by all governmental authorities having jurisdiction over the Project.

             (e) APPRAISAL. An updated appraisal of the Property, from an appraiser acceptable to the Bank and otherwise in form and substance acceptable to the Bank, showing that the aggregate outstanding amount of the Bond (assuming the Bond has been fully advanced) shall not exceed the lower of (i) seventy percent (70%) of the "as completed" fair market value of the Project or (ii) seventy percent (70%) of the actual construction costs of the Project, including site development costs and the cost of acquiring the land upon which the Project will be located.

             (f) COMPANY'S EQUITY CONTRIBUTION. The Bank has received evidence to its satisfaction that the Company has contributed at least $1,250,000 towards the construction of the Project, all in accordance with the Plans and Specifications, in addition to the costs incurred by the Company in connection with the purchase of the land upon which the Project will be located.

     SECTION 3.13. CONDITIONS PRECEDENT TO BANK'S CONTINUING OBLIGATION TO MAKE ADVANCES. The Bank's obligation to make any Advance shall be effective only upon fulfillment of the following continuing conditions:

             (a) The Bank has received and approved all items required to be provided to and approved by the Bank under the terms of the Bank Commitment Letter and this Agreement.

             (b) The Company has paid all fees and expenses then due as required by this Agreement and the Bank Commitment Letter.

             (c) The Company has executed, delivered, recorded or filed, as the case may be, all documents required by this Agreement, all in form and content satisfactory to the Bank.

             (d) The Bank has received an endorsement to the title policy or other evidence satisfactory to the Bank, increasing the amount of applicable coverage to include any and all prior draws, removing any survey exceptions and showing that there has been no change in the status of the title to the Property, creation of any new encumbrance thereon, or occurrence of any event that could in the Bank's sole opinion impair the priority of the lien of the Deed of Trust as of the time of each Advance.

             (e) The Bank has received a current plat of survey prepared by a certified state engineer or certified land surveyor designating (i) the perimeter of the Property, (ii) all easements, right-of-ways, set-back lines, etc., (iii) the location of the improvements and (iv) such other matters as may be required by the Bank, together with a legal description of the Property certified to the Bank and, at the Bank's option, the title insurer.

     SECTION 3.14. OBLIGATION TO ADVANCE. In the event the Bank, at its sole option, elects to approve the making of one or more Advances prior to receipt and approval of all items required by this Article, such election shall not obligate the Bank to approve or to make any subsequent Advance.

     SECTION 3.15. REQUIRED DELIVERY. Except as otherwise specifically provided in this Agreement, the Bank Commitment Letter or any other Bond Document, all documents, exhibits, instruments, etc. required to be provided to the Bank, or the Bank's counsel by this Article III, and such other documentation and matters as the Bank or its counsel may reasonably require in the documentation of the Loan, shall be in form and content acceptable to the Bank, and submitted in writing to the Bank and the Bank's counsel, as the case may be, for its approval at least five (5) Business Days prior to the date on which action is desired.

                                   ARTICLE IV

                                PAYMENTS ON BOND

     SECTION 4.1. AMOUNTS PAYABLE. (a) The Company shall pay to the Bank, for the account of the Authority, an amount equal to the aggregate principal amount of the Bond and, as interest on its obligation to pay such amount, an amount equal to interest on the Bond computed in accordance with the terms of this Agreement and the Bond, such amounts to be paid in installments due on the dates, in the amounts and in the manner provided in the Bond, for the payment of the principal of and interest on the Bond, whether at maturity, upon redemption or acceleration. Any overdue payment will bear interest at a rate equal to the Default Rate until payment is made in full. The Company shall provide for the payment of the principal of the Bond, upon maturity, redemption or acceleration, and provide for payment of the interest on the Bond, by the delivery of the Company's Note, in substantially the form thereof attached hereto as Exhibit A, to the Authority, and the Authority shall assign the Company's Note, without recourse, to the Bank, simultaneously with the original issuance and delivery of the Bond. The obligations of the Company under this Section 4.1 are evidenced by the Company's Note.

             (b) The Company shall pay such other amounts as are described in Sections 7, 8, 12 and 14 of the Bond Purchase Agreement.

             (c) Upon the occurrence of a Determination of Taxability, the Company shall immediately pay all amounts due as a result of the Determination of Taxability or otherwise due under the definition of the Taxable Rate, and with respect to future interest payments, begin making such interest payments calculated at the Taxable Rate, all in accordance with the terms of this Agreement.

             (d) Upon the occurrence and continuation of an Event of Default, the entire outstanding principal amount of the Company's Note and the Bonds shall accrue interest at the Default Rate.

     SECTION 4.2. PAYMENTS AND RIGHTS ASSIGNED. It is understood and agreed that all payments hereon, as well as the Authority's other rights under this Agreement and the Bond (except its rights to indemnification, to receive notices and be paid and reimbursed its fees and expenses) are being hereby assigned by the Authority to the Bank. The Company consents to such assignment and agrees to pay to the Bank all amounts payable by the Company that are so assigned.

     SECTION 4.3. DEFAULT IN PAYMENTS. If the Company should fail to make payments required by the Bond or this Agreement when due, the Company, to the extent permitted by law, shall pay interest with respect to the payments thereon at the Default Rate from the due date until paid.

     SECTION 4.4. OBLIGATION OF COMPANY UNCONDITIONAL. The obligation of the Company to make the payments to the Bank and to perform and observe all other covenants, conditions and agreements hereunder shall be absolute and unconditional, irrespective of any defense or any rights of setoff, recoupment or counterclaim it might otherwise have against the Authority or the Bank. Subject to prepayment of the Bond in full and termination as provided herein, the Company shall not suspend or discontinue any such payment hereunder or fail to observe and perform any of its other covenants, conditions and agreements hereunder for any cause, including, without limitation, any acts or circumstances that may constitute an eviction or constructive eviction, failure of consideration, failure of title to any part or all of the Project, or commercial frustration of purpose, or any damage to or destruction or condemnation of all or any part of the Project, or any change in the tax or other laws of the United States of America, the State or any political subdivision of either, or any failure of the Authority or the Bank to observe and perform any covenant, condition or agreement, whether express or implied, or any duty, liability or obligation arising out of or in connection with the Bond Purchase Agreement or this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, the Company does not waive, and shall not be prevented from otherwise enforcing, any rights it may have against the Authority or the Bank. The Company may, after giving to the Authority and the Bank 10 days' notice of its intention to do so, at its own expense and in its own name or, with the consent of the Authority, which consent shall not be unreasonably withheld, in the name of the Authority, prosecute or defend any action or proceeding or take any other action involving third persons which the Company deems reasonably necessary in order to secure or protect any of its rights hereunder or the rights of the Authority under the Bond Purchase Agreement, and, in such event, the Authority shall cooperate fully with the Company and take all action reasonably necessary to effect the substitution of the Company for the Authority in any such action or proceeding if the Company shall so request.

                                    ARTICLE V

                                SPECIAL COVENANTS

     SECTION 5.1. INSPECTION OF PROJECT. The Authority, the Bank and their duly authorized agents shall have the right, at all reasonable times and upon reasonable notice, (a) to enter upon and to examine and inspect any part of the Project, and (b) to examine the books and records of the Company insofar as such books and records relate to the operation and maintenance of the Project.

     SECTION 5.2. INDEMNIFICATION BY COMPANY. The Company shall at all times protect, indemnify and save harmless the Authority and the Bank from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable counsel fees and expenses) imposed upon or incurred by or asserted against the Authority or the Bank on account of (a) any failure of the Company to comply with any of the terms of this Agreement, or (b) any loss or damage to property or any injury to or death of any person that may be occasioned by any cause whatsoever pertaining to the Project or the use thereof, and shall further indemnify and save harmless the Authority and the Bank and their respective officers, directors, employees and agents (collectively, the "Indemnitees") from and against all liabilities, obligations, claims, damages, penalties, fines, losses, reasonable costs and expenses (the "Damages"), including, without limitation:

             (i) all amounts paid in settlement of any litigation commenced or threatened against the Indemnitees, if such settlement is effected with the written consent of the Company;

             (ii) all expenses reasonably incurred in the investigation of, preparation for or defense of any litigation, proceeding or investigation of any nature whatsoever, commenced or threatened against the Company, the Project or the Indemnitees;

             (iii) any judgments, penalties, fines, damages, assessments, indemnities or contributions; and

             (iv) the reasonable fees of attorneys, auditors and consultants; provided that the Damages arise out of:

             (1) any failure by the Company or its officers, directors, employees or agents to comply with the terms of the Bond Documents or any document executed by the Company in connection with the issuance and sale of the Bond (collectively, the Bond Documents) and any agreements, covenants, obligations, or prohibitions set forth herein or therein;

             (2) any action, suit, claim or demand contesting or affecting the title of the Project;

             (3) any breach of any representation or warranty of the Company set forth in the Bond Documents or any certificate or any letter of representation delivered by the Company pursuant thereto, and any claim that any statement, representation or warranty of the Company contains or contained any untrue or misleading statement of material fact or omits or omitted to state any material facts necessary to make the statements made therein not misleading in light of the circumstances under which they were made;

             (4) any action, suit, claim, proceeding or investigation of a judicial, legislative, administrative or regulatory nature arising from or in connection with the ownership, operation, construction, occupation or use of the Project; or

             (5) any suit, action, administrative proceeding, enforcement action, or governmental or private action, of any kind whatsoever (herein referred to as an "Action"), commenced against the Company, the Project or the Indemnitees which might adversely affect the validity or enforceability of the Bond or any of the Bond Documents, the tax-exempt status of interest on the Bond or the performance by the Company or the Indemnitees of any of their respective obligations under the Bond Documents; provided that such indemnity shall be effective only to the extent of any loss that may be sustained by any Indemnitee in excess of the Net Proceeds received by it or them from insurance, if any, required under the Deed of Trust with respect to such loss and provided further, that the benefits of this section shall not inure to any person other than the Indemnitees and their successors and assigns. Nothing contained herein shall require the Company to indemnify any Indemnitee for any claim or liability resulting from (i) in the case of the Authority, the gross negligence or willful, wrongful acts of the Authority; (ii) in the case of any other Indemnitee, the negligence or willful, wrongful acts of such Indemnitee; or
(iii) failure of such Indemnitee to act or any action on the part of such Indemnitee, in either case, in a manner that was not in accordance with the requirements imposed upon it by the Bond Documents.

     If any action, suit or proceeding is brought against any Indemnitee for any loss or damage for which the Company is required to provide indemnification under this Section 5.2, such Indemnitee shall promptly notify the Company, and the Company shall have the right to, upon request, at its expense, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by the Company and approved by the Indemnitee, which approval shall not be unreasonably withheld; provided that such approval shall not be required in the case of defense by counsel designated by any insurance company undertaking such defense pursuant to any applicable policy of insurance. The obligations of the Company under this Section 5.2 shall survive any termination of this Agreement. The Company shall have full power to litigate, to compromise or settle the same in its sole discretion.

     SECTION 5.3. USE OF PROCEEDS. Neither the Authority knowingly nor the Company shall cause any proceeds of the Bond to be expended except pursuant to the Bond Purchase Agreement and this Agreement. The Company shall use Advances solely and exclusively for the purposes contemplated hereby and to pay such fees, closing costs and other non-construction expenses relating to the Loan, the Project or the discharge of the Company's obligations under this Agreement as the Bank has approved or may from time to time approve.

     SECTION 5.4. COMPLETION OF PROJECT. The Company shall cause the Project to be completed substantially in accordance with the Plans and Specifications and in compliance with all applicable regulations including zoning and setback requirements, and so as not to encroach upon or overhang into any easement or right-of-way; to cause the Project to proceed continuously beginning on or about April 1, 2002, and to complete the Project on or before July 1, 2003 and obtain a certificate of occupancy or other final governmental approval of the Project for its intended use; to permit no cessation of work on the Project for any period of twenty (20) consecutive days at any time after the April 1, 2002 commencement date; provided, however, that any delays caused by acts of God, acts of war, whether declared or not, acts of terror, casualties or events or circumstances beyond the Company's control shall extend the required twenty (20) consecutive days pro tanto.

     SECTION 5.5. LEASE TO LESSEE; RESTRICTIONS ON FURTHER MORTGAGE, SALE OR ASSIGNMENT.

             (a) The Company shall, at all times when the Bond is outstanding, lease the Project as a whole to the Lessee for use in the Lessee's business of manufacturing drug purification equipment and shall not, without the prior consent of the Authority and the Bank, terminate such lease or allow it to expire.

             (b) Other than the Company's lease to the Lessee, neither the Authority knowingly nor the Company shall sell, mortgage, lease, assign, transfer, convey or otherwise encumber (such sale, mortgage, lease, assignment, transfer, conveyance or other encumbrance hereinafter in this Section referred to as a Transfer, and the transferee in any such Transfer hereinafter in this
Section 5.5 referred to as the Transferee) the Property or any of its interest hereunder, except to the Bank, unless there is delivered to the Bank (a) agreement by the Transferee that it shall be bound by the terms of the Bond Documents, (b) the written agreement thereto of the Bank unless the transfer is to any affiliate of the Company in which the Lessee or Dyax Corp. own a majority of the voting interest, and (c) a written opinion of Bond Counsel that such Transfer will have no adverse effect on the continued exemption from Federal income taxation of the interest on the Bond. Nothing contained in this section shall prevent the consolidation of the Authority with, or the merger of the Authority into, any public corporation whose property and income are not subject to taxation and which has corporate authority to carry on the business of financing facilities of the nature of the Project; provided, however, that any surviving, resulting or transferee entity shall agree in writing to assume the liability of the Authority to pay the Bond and to observe and perform all covenants, conditions and agreements of the Authority under this Agreement and the Bond Purchase Agreement.

             (c) The Company shall keep the Property and all other assets of the Company free from all liens and encumbrances except for the Deed of Trust or those contemplated by this Agreement or as shown in the Deed of Trust as a permitted encumbrance; pay promptly all persons or entities supplying work or materials for the Project where the Company is not in good faith contesting such work or materials; discharge or make other arrangements acceptable to the Bank with respect to (including, without limitation, bonding off or insuring over any such lien) any mechanic's or other lien filed against any of the Property or the Company, within thirty (30) days of the date the Company receives notice of the filing of such lien.

     SECTION 5.6. NOTIFICATION UPON EVENT OF DEFAULT. The Company shall notify the Authority and the Bank immediately upon the occurrence of any Event of Default.

     SECTION 5.7. NOTIFICATION OF EVENT OF BANKRUPTCY. The Company shall notify the Bank in writing within two Business Days if a petition in bankruptcy is filed by or against the Company or the Authority as debtor under the Federal bankruptcy laws or other proceedings are commenced with respect to the Company or the Authority under other applicable bankruptcy, reorganization or insolvency laws, as now or hereafter constituted.

     SECTION 5.8. EXPENSES OF OPERATION AND MAINTENANCE. The Company shall pay, or cause the Lessee to pay, all expenses of the operation and maintenance of the Project, including, but without limitation, adequate insurance thereon and insurance against all liability for injury to persons or property arising from the operation thereof and all taxes and installments of special assessments levied upon or with respect to the Project and payable during the term of this Agreement.

     SECTION 5.9. COMPLIANCE WITH LAWS. The Company shall comply, and shall require the Lessee to comply, with all applicable covenants and restrictions of record and all laws, ordinances, rules and regulations and to keep the Property and the Project in compliance with all applicable laws, ordinances, rules and regulations, including, without limitation, the Americans with Disabilities Act and regulations thereunder, and laws, ordinances, rules and regulations relating to zoning, health, building codes, setback requirements and Applicable Environmental Laws.

     SECTION 5.10. REFERENCE TO BOND INEFFECTIVE AFTER BOND PAID AND OTHER OBLIGATIONS SATISFIED. Upon the discharge of the Bond Purchase Agreement, upon satisfaction of the rights of the Bank and the Authority under the Bond Purchase Agreement, and upon payment of all obligations under this Agreement and the Bond, all references in this Agreement to the Bond shall be ineffective, and the holder of the Bond shall thereafter have no rights hereunder except as provided in Section 5.2 and except for such rights as may have theretofore vested or arisen from the Company's obligations hereunder.

     SECTION 5.11. REPORTS AND NOTICES. The Company shall furnish promptly to the Bank and Authority such information relating to the Property and the Project as Authority or the Bank may reasonably require concerning costs, progress of construction, and such other factors as Authority or the Bank may require; notify the Bank and Authority promptly of any material action, suit, audit or proceedings at law, in equity or before any governmental entity instituted or threatened against the Company, any deficiencies asserted or liens filed by the Internal Revenue Service against the Company or the Property; any audits of any Federal or State tax return of the Company, and the results of any such audit; notify the Bank promptly of any condemnation or similar proceedings with respect to any of the Property, any proceeding seeking to enjoin the intended use of the Property, and of all changes in governmental requirements pertaining to the Property, utility availability, anticipated costs of completion and any other matters which could reasonably be expected adversely to affect the Company's ability to perform the obligations under any of the Bond Documents or the tax-exempt status of interest on the Bond.

     SECTION 5.12. FEES; ADDITIONAL PAYMENTS. The Company shall pay loan and inspection fees of Authority and the Bank as described herein, and all reasonable expenses involved in perfecting the lien status or its priority with respect to the Collateral and all other out-of-pocket expenses of Authority and the Bank directly related to the Loan or the protection and preservation of the Property or Improvements or the enforcement of any provision of this Agreement, including, without limitation, recording fees and taxes, tax, title and lien search charges, title insurance charges, architects', engineers' and reasonable attorneys' fees (including reasonable attorneys' fees at trial and on any appeal by any of the Company, the Bank or Authority), real property taxes and insurance premiums, and to indemnify against, and hold Authority and the Bank and any participant (as described in Section 5.2 hereof) harmless from any loss or liability on account of any claim by any party arising out of the Loan, including, but not limited to, those related to any environmental concern relating to the Project and use and construction of the Improvements, or the Bank's or any participant's interest in or lien upon the Collateral, except for any loss or liability caused or incurred by the gross negligence of the Authority, the Bank or any loan participant.

     The Company shall pay to the Authority or to the Bank, as appropriate such other amounts as described in this Agreement and the other Bond Documents as may be incurred by the Bank or the Authority after the Closing Date in connection with the performance or enforcement of this Agreement or the other Bond Documents, the financing of the Project, and the issuance and ongoing ownership of the Bonds, including but not limited to: if any; (a) indemnification payments pursuant to the terms of this Agreement, all taxes and assessments of any type or character charged to the Authority or the in any way arising due to the transactions contemplated hereby (including taxes and assessments assessed or levied by any public agency or governmental authority of whatsoever character having power to levy taxes or assessments), but excluding franchise taxes based upon the capital and/or income of Authority or the Bank and taxes based upon or measured by the net income of Authority or the Bank; (b) the fees and expenses of such accountants, auditors, consultants, inspectors, engineers, attorneys and other experts as may be engaged by Authority or the Bank to prepare audits, financial statements, reports or opinions or to provide services in connection with this Agreement, or otherwise in connection with the Bond Documents or the issuance or ongoing ownership of the Bonds; (c) insurance premiums not otherwise paid hereunder; and (d) all other reasonable, direct and necessary administrative costs of the Bank and such other charges required to be paid in order to comply with the terms of, or to enforce its rights under, this Agreement or the other Bond Documents. Such Additional Payments shall be billed to the Company by or on behalf of the Bank or Authority, as the case may be, from time to time, together with a statement certifying that the amount so billed has been paid for one or more of the items described, or that such amount is then payable for such items. Amounts so billed shall be due and payable by Company within 15 days after receipt of the bill by Company, and shall thereafter accrue interest at the Default Rate.

     SECTION 5.13. ACCESS AND PROMOTION. The Company shall permit the Bank and its agents to have access to the Property and Improvements at reasonable times and upon reasonable notice, and to permit the Bank to erect a sign on the Property indicating the Bank as the source of financing for the Project.

     SECTION 5.14. UPDATED VALUATIONS. At any time prior to payment in full of the Loan, the Bank may have any of the Property re-evaluated. The Company agrees to cooperate with such re-evaluations and to pay all costs associated therewith.

     SECTION 5.15. RELEASE OF LETTERS OF CREDIT. The Letters of Credit shall be released on the five year anniversary of the date of this Loan Agreement (April 1, 2007) provided that all of the conditions for release of the Letters of Credit set forth in the Bank Commitment Letter have been fully satisfied by the Company, the Lessee and Dyax Corp. If the conditions for release are not satisfied by the five year anniversary of this Deed of Trust, the letters of credit shall be released on April 1 of the next calendar year provided that all conditions for release set forth in the Bank Commitment Letter have been fully satisfied by the Company, the Lessee and Dyax Corp. If the conditions for release are not satisfied at such time, the letters of credit, until released, shall be released on the April 1 of each subsequent calendar year provided that all conditions for release set forth in the Bank Commitment Letter have been fully satisfied by the Company, the Lessee and Dyax Corp.

                                   ARTICLE VI

                               FINANCIAL COVENANTS

     SECTION 6.1. MAINTAIN EXISTENCE. The Company agrees to maintain its existence as a Virginia limited liability company and to permit no changes to such existence without the Bank's prior written approval; and not to make any loans or advances to any other person or entity, except extensions of credit in the normal course of business.

     SECTION 6.2. FINANCIAL AND OTHER INFORMATION. In addition to any and all financial information required to be delivered pursuant to the terms and conditions of the Guaranty Agreements, the Company shall provide the Bank with the following financial statements and information regarding the Company on a continuing basis during the term of the Bond:

             (a) Within ninety (90) days after the end of each fiscal year of the Company, financial statements of the Company, which statements shall be prepared in accordance with GAAP; shall include a balance sheet, a statement of income and expenses for the fiscal year then ended and a statement of cash flows, and the financial statements of the Company shall represent the financial results included in the audited financial statements required to be provided by Dyax Corp under this Agreement and the Guaranty Agreements;

             (b) Within thirty (30) days after the end of each calendar quarter, internally prepared, unaudited financial statements of the Company's operations, which statements shall be prepared in accordance with GAAP and shall include a balance sheet and statement of income and expenses for the month then ended and for the fiscal year to date, and shall be certified by the Company to be true and correct in all material respects;

             (c) Within thirty (30) days after the end of each calendar month, an internally prepared, unaudited accounting of the Company's cash expenditures on the Project for the month then past and for the fiscal year to date, relative to the Project Budget; and

             (d) Within ninety (90) days after the end of each calendar year, the Company shall deliver or cause to be delivered to the Bank, (i) a consolidated audited income statement, a consolidated audited balance sheet and a consolidated federal tax return of Dyax Corp. that includes the Company and the Lessee, and (ii) an income statement and balance sheet of the Lessee that represents the financial statements included in the audited results for Dyax Corp.

     The Bank reserves the right to require such other financial information (including tax returns, detailed cash flow information and contingent liability information) of the Company, all at such times as the Bank shall deem necessary, and the Company agrees promptly to provide such information to the Bank. All financial statements must be in the form and detail as the Bank shall from time to time reasonably request.

     SECTION 6.3. [RESERVED].

     SECTION 6.4. INDEBTEDNESS. The Company agrees to duly and promptly pay all of its indebtedness to the Bank according to the terms of this Agreement and the other Bond Documents, and, except for the Company's Note, to incur no other indebtedness in any manner whatsoever for so long as the Advances under the Loan are available or any amounts are outstanding under the Loan.

     SECTION 6.5. BOOKS AND RECORDS. The Company shall permit parties designated by the Bank to inspect the books and records of the Company, and the Project and to discuss the affairs of the Company, and the Project with officers of the Company, as designated by the Bank, all at such times as the Bank shall reasonably request.

     SECTION 6.6 NOTICE OF LOSS. The Company shall notify the Bank immediately of any event causing a loss or depreciation in value of the Company's assets in excess of $100,000 and the amount of such loss or depreciation.

     SECTION 6.7. ACCRUAL AND PAYMENT OF TAXES AND OTHER CHARGES. The Company shall pay all taxes, assessments, charges, claims for labor, supplies, rent and other obligations which, if unpaid, might give rise to a lien against property of the Company, except liens to the extent permitted by this Agreement or permitted encumbrances under the Deed of Trust. During each fiscal year, to accrue all current tax liabilities of all kinds (including, without limitation, federal and state income taxes, franchise taxes and payroll taxes, if any), all required withholding of income taxes of employees, all required old-age and unemployment contributions and all required payments to employee benefit plans, and pay the same when they become due.

     SECTION 6.8. CERTIFICATE. Upon the Bank's written request, the Company shall furnish the Bank with a certificate stating that the Company has complied with and is in compliance with all terms, covenants and conditions of the Bond Documents to which it is a party and that there exists no Default or Event of Default or, if such is not the case, that one or more specified events have occurred and the steps being taken to cure the same, and that the representations and warranties contained herein are true with the same effect as though made on the date of such certificate.

     SECTION 6.9. BANKING RELATIONSHIP. The Company shall maintain the Company's primary banking relationships with the Bank, including all deposit accounts, until the payment in full of the Company's Note and all other amounts due and payable under the Bond Documents.

     SECTION 6.10. OTHER ACTS. At the Bank's request, the Company shall execute and deliver to the Bank all further documents and perform all other acts which the Bank reasonably deems necessary or appropriate to perfect or protect its security for the Bond.

     SECTION 6.11. NEGATIVE COVENANTS. Until the Bond has been paid in full, the Company shall not:

             (a) ASSESSMENT OF LICENSES AND PERMITS. Assign or transfer, or permit the assignment or transfer of, any interest in any license or permit (including rights to payment thereunder), or assign, transfer or remove or permit any other person to assign, transfer or remove any records pertaining to the Project, without the Bank's prior written consent, which consent may be granted or refused in the Bank's sole discretion.

             (b) DISPOSITION OF ASSETS. Without the prior written consent of the Bank, which may be withheld in the Bank's sole discretion but shall not be required in the event of a sale, assignment or transfer to a transferee of the Company in which the Lessee or Dyax Corp. owns a majority of the voting interest, sell, assign, lease, transfer or otherwise dispose of any material portion of all or substantially all of its assets, whether in one transaction or in a series of transactions and whether such assets are now or hereafter acquired, unless any such disposition shall be in the ordinary course of business for a full and fair consideration, which in no event shall include a transfer for full or partial satisfaction of a pre-existing debt.

             (c) CHANGE IN BUSINESS. Make any material change in the nature of its business as is proposed to be conducted as of the date hereof.

             (d) CHANGES IN ACCOUNTING. Change its methods of accounting, unless such change is permitted by GAAP, and provided such change does not have the effect of curing or preventing what would otherwise be a Default or an Event of Default had such change not taken place.

             (e) CHANGE IN CONTROL. Neither the Company nor the Lessee shall make or permit a material change in its management or in the voting control of its membership interests without the prior written consent of the Bank until payment in full of any and all amounts payable by the Company under this Agreement, the Company's Note and the other Bond Documents.

             (f) ERISA FUNDING AND TERMINATION. Permit (a) the funding requirements of ERISA with respect to any employee plan to be less than the minimum required by ERISA at any time or (b) any employee plan to be subject to involuntary termination proceedings at any time.

             (g) TRANSACTIONS WITH AFFILIATES. Enter into any transaction with any person affiliated with the Company other than in the ordinary course of its business and on fair and reasonable terms no less favorable to the Company than those that would obtain in a comparable arms-length transaction with a person not an affiliate.

             (h) DIVIDENDS. The Company shall not pay dividends or any other cash or noncash distributions to its members during the term of the Bonds without the prior written consent of the Bank.

                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

     SECTION 7.1. EVENT OF DEFAULT DEFINED. Each of the following events shall be an Event of Default, provided that the events described in subparagraphs (b),
(c) and (e) below shall not constitute Events of Default unless the Bank consents thereto:

             (a) Failure of the Company to make any payment on the Company's Note or under this Agreement or any other Bond Document within 15 days after the same becomes due and payable;

             (b) Failure by the Company to observe and perform any other covenant, condition or agreement on its part under this Agreement for a period of 30 days after notice (unless the Company and the Bank shall agree in writing to an extension of such time prior to its expiration) specifying such failure and requesting that it be remedied, given by the Authority or the Bank to the Company;

             (c) Abandonment of the Project by the Company for a period of more than 30 days;

             (d) If any warranty, representation or other statement by or on behalf of the Company contained in this Agreement, the Bond Purchase Agreement, in any other Bond Document or in any instrument furnished in connection with the issuance or sale of the Bond was false or misleading in any material respect at the time it was made or delivered;

             (e) An Event of Default under any of the other Bond Documents.

             (f) The Company shall default (i) in the payment of any indebtedness to the Bank when and as the same shall become due and payable whether at stated or scheduled maturity, by acceleration or otherwise or (ii) in the payment of any other indebtedness in an amount, individually or in the aggregate, in excess of $25,000 when and as the same shall become due and payable if such default permits or causes acceleration of the maturity of such indebtedness.

             (g) The Company shall be or become insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors, or the Company shall apply for or consent to the appointment of any receiver, trustee or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Company; or the Company shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against Company; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Company;

     Notwithstanding the provisions of Section 7.1, if by reason of force majeure either party hereto shall be unable in whole in part to carry out its obligations under this Agreement and if such party shall give notice and full particulars of such force majeure in writing to the other party and to the Bank, within a reasonable time after the occurrence of the event or cause relied upon, the obligations under this Agreement of the party giving such notice, so far as they are directly affected by, and unable to be performed as a result of, such force majeure, shall be suspended during the continuance of the inability, which shall include a reasonable time for the removal of the effect thereof. The suspension of such obligations for such period shall not be deemed an Event of Default under this Section. Notwithstanding anything to the contrary in this subsection, an event of force majeure shall not excuse, delay or in any way diminish any payment or indemnification obligations of the Company under this Agreement or any other Bond Document. The term "force majeure" as used herein shall include, without limitation, acts of God, acts of war, whether or not declared, acts of terror, strikes, lockouts or other industrial disturbances, acts of public enemies, orders of any kind of the government of the United States of America or of the Commonwealth of Virginia or any of their departments, agencies, governmental subdivisions or officials, or any civil or military authority, insurrections, riots, epidemics, landslides, lightning, earthquakes, fire, hurricanes, storms, floods, washouts, droughts, arrests, restraint of government and people, civil disturbances, explosions, breakage or accident to machinery, transmission pipes or canals, partial or entire failure of utilities, or any other cause or event not reasonably within the control of the party claiming such inability. It is agreed that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the party having difficulty, and the party having difficulty shall not be required to settle any strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties.

     SECTION 7.2. REMEDIES ON DEFAULT. Whenever an Event of Default shall have occurred and be continuing, interest on the entire outstanding principal amount of the Company's Note and the Bonds shall accrue at the Default Rate. Whenever an Event of Default shall have happened and be continuing, the Bank shall have the option to declare all amounts due hereunder and under the Company's Note to be due and payable, and upon notice to the Company of such declaration, such amounts shall thereupon become forthwith due and payable. Upon the occurrence and continuation of an Event of Default resulting in the Bond becoming due and payable, the Bank may:

             (a) Declare all payments on the Company's Note to be immediately due and payable, whereupon the same shall become immediately due and payable;

             (b) Exercise any remedy afforded a secured party under the Uniform Commercial Code of Virginia;

             (c) Take whatever action at law or in equity may appear necessary or desirable to collect the payments then due and thereafter to become due or to enforce observance or performance of any covenant, condition or agreement of the Company under this Agreement or the Company's Note;

             (d) Inspect, examine and make copies of the books, records and accounts of the Company pertaining to the Project; or

             (e) Exercise any remedies provided in the Bond Purchase Agreement, the Deed of Trust and any other Bond Document.

     If the Bank as the assignee of the Authority exercises any of its rights or remedies under this section, it shall give notice of such exercise to the Company (1) in the manner provided in Section 9.2 and (2) by telephone or telegram; provided, however, that failure to give such notice by telephone or facsimile shall not affect the validity of the exercise of any right or remedy under this section.

     SECTION 7.3. NO REMEDY EXCLUSIVE. No remedy set forth in Section 7.2 is intended to be exclusive of any other remedy, and every remedy shall be cumulative and in addition to every other remedy herein or now or hereafter existing at law, in equity or by statute. No delay or failure to exercise any right or power accruing upon an Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, and any such right or power may be exercised from time to time and as often as may be deemed expedient.

     SECTION 7.4. ATTORNEYS' FEES AND OTHER EXPENSES. The Company shall on demand pay to the Authority and the Bank the reasonable fees of attorneys and other reasonable expenses incurred by either of them in connection with the issuance and ongoing ownership of the Bonds, the collection of payments due on the Bond, this Agreement or any other Bond Document, or the enforcement of any other obligation of the Company upon an Event of Default.

     SECTION 7.5. NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER. If either party or its assignee waives a default by the other party under any covenant, condition or agreement herein, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

                                  ARTICLE VIII

                                   PREPAYMENT

     SECTION 8.1. PREPAYMENT. The Bond and the Company's Note may be prepaid by the Company in whole or in part at any time in the manner and at the times set forth in the Bond and the Company's Note, and upon payment of the (i) applicable principal amount being prepaid, (ii) accrued interest on the Bond, (iii) all amounts that would have otherwise been due and payable by the Company during the remainder of any Event of Deposit Shortfall Period, if applicable, (iv) any other amounts then due and payable by the Company under the Bond Documents, and a (v) a prepayment premium (payable whether such prepayment is undertaken voluntarily or by reason of default, acceleration or otherwise) determined in accordance with the following prepayment schedule (expressed as a percentage of the principal amount being prepaid):

             Before April 1, 2003                           5%

             April 1, 2003 - March 31, 2004                 4%

             April 1, 2004 - March 31, 2005                 3%

             April 1, 2005 - March 31, 2006                 2%

             April 1, 2006 - March 31, 2007                 1%

             April 1, 2007 and thereafter                   0%

                                   ARTICLE IX

                                  MISCELLANEOUS

     SECTION 9.1. TERM OF AGREEMENT. This Agreement shall remain in full force and effect from the date hereof until Payment of the Bond and all other obligations of the Company under the Bond Documents have been paid or discharged.

     SECTION 9.2. NOTICES, ETC. Unless otherwise provided herein, all demands, notices, approvals, consents, requests and other communications hereunder shall be given as provided in the Bond Purchase Agreement.

     SECTION 9.3. AMENDMENTS TO AGREEMENT AND COMPANY'S NOTE. Neither this Agreement nor the Company's Note shall be amended or supplemented subsequent to the issuance of the Bond and before Payment of the Bond, except as provided in the Bond Purchase Agreement.

     SECTION 9.4. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns, including the Bank.

     SECTION 9.5. SEVERABILITY. If any provision of this Agreement shall be held invalid by any court of competent jurisdiction, such holding shall not invalidate any other provision hereof.

     SECTION 9.6. APPLICABLE LAW; ENTIRE UNDERSTANDING. This Agreement and the other Bond Documents express the entire understanding of the parties, and none of the agreements between the parties may be modified except in writing signed by the parties.

     SECTION 9.7. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument; except that to the extent, if any, that this Agreement shall constitute personal property under the Uniform Commercial Code of Virginia, no security interest in this Agreement may be created or perfected through the transfer or possession of any counterpart of this Agreement other than the original counterpart, which shall be the counterpart containing the receipt therefor executed by the Bank following the signatures to this Agreement.

     SECTION 9.8. CONSTRUCTION OF PROVISIONS OF THIS AGREEMENT. The Bank has not agreed to accept assignment of any loan other than that specifically described herein. All requirements herein shall be deemed material to the Bank. Except as specified herein, all conditions and requirements must be satisfied by the Company prior to the Closing Date. Whenever this Agreement refers to a matter being "satisfactory" to the Bank, subject to the Bank's "approval" or "consent," at the Bank's "option," at the Bank's "determination," "required" by the Bank, at the Bank's "request," as the Bank shall "deem necessary," or similar terminology, it is deemed that each of the aforesaid shall be in the sole discretion of the Bank, and if any term or condition requires the Bank's approval, consent or satisfaction ("the Bank's Approval"), the Bank's Approval shall not be implied, but shall be evidenced only by a written notice from the Bank specifically addressed to the particular requirement or condition and expressing the Bank's Approval.

     SECTION 9.9. PUBLICITY. The Bank shall have the right to advertise (including, without limitation, photographs of the Property and other print media) this Loan in industry periodicals and other industry media from time to time, and the Company hereby consents to such advertising.

     SECTION 9.10. CONTROLLING LAW. THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

     SECTION 9.11. WAIVER OF JURY TRIAL. THE COMPANY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, THE BOND DOCUMENTS OR THE LOAN OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF AUTHORITY, BANK AND/OR COMPANY WITH RESPECT TO THE BOND DOCUMENTS OR IN CONNECTION WITH THIS AGREEMENT OR THE EXERCISE OF ANY PARTY'S RIGHTS AND REMEDIES UNDER THIS AGREEMENT OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE COMPANY AGREES THAT AUTHORITY AND BANK MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF COMPANY IRREVOCABLY TO WAIVE ITS RIGHTS TO TRIAL BY JURY AS AN INDUCEMENT OF AUTHORITY TO MAKE THE LOAN AND TO BANK TO ACCEPT ITS ASSIGNMENT, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HEREIN) BETWEEN

THE COMPANY, THE AUTHORITY AND THE BANK SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY. THE COMPANY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING ARISING HEREUNDER, UNDER ANY OF THE BOND DOCUMENTS, OR UNDER ANY OTHER MATTER OR INSTRUMENT TO WHICH THIS AGREEMENT RELATES, MAY BE BROUGHT IN THE CIRCUIT COURT OF THE COUNTY OF ALBEMARLE, VIRGINIA, OR IN THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF VIRGINIA AND ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY SUCH COURT IN ANY ACTION OR PROCEEDING INVOLVING SUCH DOCUMENTS, MATTERS, OR INSTRUMENTS. NOTHING HEREIN SHALL LIMIT THE JURISDICTION OF ANY OTHER COURT.

     IN WITNESS WHEREOF, the Authority and the Company have caused this Agreement to be executed in their respective names by their duly authorized representatives all as of the date first above written.

                                   INDUSTRIAL DEVELOPMENT AUTHORITY OF
                                   ALBEMARLE COUNTY, VIRGINIA


                                   By:  /s/ John C. Lowry
                                        ------------------------------
                                   Its: Vice Chairman
                                        ------------------------------


                                   BIOTAGE REAL ESTATE, LLC


                                   By:  /s/ David B. Patteson
                                        ------------------------------
                                   Its: Manager
                                        ------------------------------


                                   BIOTAGE, INC.


                                   By:  /s/ David B. Patteson
                                        ------------------------------
                                   Its: President
                                        ------------------------------

     The undersigned authorized representative of the Bank executes this Loan Agreement to evidence its receipt of the original counterpart thereof.

                                   VIRGINIA NATIONAL BANK


                                   By:  /s/ David J. Mellen
                                        ------------------------------
                                   Its: Managing Officer
                                        ------------------------------

                                    EXHIBIT A

                                 PROMISSORY NOTE

$4,250,000.00                                          Charlottesville, Virginia

                                                                 April ___, 2002

     FOR VALUE RECEIVED, BIOTAGE REAL ESTATE, LLC, a Virginia limited liability company (the "Company"), hereby promises to pay to the order of the INDUSTRIAL DEVELOPMENT AUTHORITY OF ALBEMARLE COUNTY, VIRGINIA, a political subdivision of the Commonwealth of Virginia (the "Authority"), or its assigns, the principal sum of FOUR MILLION TWO HUNDRED FIFTY THOUSAND and 00/100 DOLLARS ($4,250,000.00), or so much thereof as may be advanced and outstanding hereon, as hereinafter provided, together with interest thereon from the date of advancement thereof, as hereinafter set forth, such payments hereunder to be made at all such times and in all such amounts as shall be sufficient to pay all sums, including principal and interest and all costs of collection, including reasonable attorneys' fees, and any other amounts owing under the "Bond" hereinafter described, when the sums are due and payable in accordance with the terms of the Bond and related Loan Agreement, dated as of April 1, 2002, between the Company, the Authority and the Lessee (the "Agreement").

     This Promissory Note is issued and delivered by the Company in accordance with, and shall be governed by, the provisions of the Agreement, the terms of which Agreement are incorporated herein by reference.

     This Promissory Note is in an original principal amount corresponding to the aggregate original principal amount of the Authority's Industrial Development Revenue Bond (Biotage Project), Series 2002 (the "Bond"), issued pursuant to a Bond Purchase Agreement, dated as of April 1, 2002 (the "Bond Purchase Agreement"), among the Authority, the Company, the Lessee, and Virginia National Bank (the "Bank"). As principal advances of the proceeds of the sale of the Bond to the Bank are made in accordance with the Agreement, the amount of such principal advances shall be added to the outstanding principal balance hereof, up to the stated principal amount hereof. Payments due hereunder at all times shall be sufficient to satisfy, when and as the same shall be due and payable, all sums owing under said Bond or any note, bond or bonds from time to time delivered to the holder of the Bond in replacement thereof, whether by exchange, renewal, substitution for or consolidation of such Bond, and all other amounts due and payable by the Company under the Agreement and the other Bond Documents, as defined therein.

     This Promissory Note is secured, among other things, by a Credit Line Deed of Trust, Assignment and Security Agreement granted by the Company in favor of the Bank dated as of April 1, 2002, conveying certain real property more particularly described therein, located in the County of

Albemarle, Virginia, and granting security interests in certain personal property, together with the Guaranty Agreements and the Letters of Credit, each as defined in the Agreement.

     All payments under this Promissory Note shall be made in lawful money of the United States directly to the Bank or its assigns as specified in the assignment below. Such payments shall be made in immediately available funds, with information sufficient to identify the source and application of funds.

     This Promissory Note may be prepaid, and shall be prepaid, under certain circumstances pursuant to the same terms governing prepayment of the Bond contained therein.

     Upon the occurrence of an Event of Default (as defined in the Loan Agreement), the entire balance of principal with all interest then accrued, together with any other amounts payable by the Company under the Agreement and the other Bond Documents, may, and under certain circumstances shall, be declared immediately due and payable, whereupon the same shall become immediately due and payable, and shall accrue interest thereafter at the Default Rate, as defined in the Agreement.

     IN WITNESS WHEREOF, the Company has caused this Promissory Note to be duly executed by its duly authorized officer, all as of the date first above written.

                                   BIOTAGE REAL ESTATE, LLC

                                   a Virginia limited liability company


                                   By:
                                      ------------------------------------------

                                   Its:-----------------------------------------

                                   ASSIGNMENT

     The Industrial Development Authority of Albemarle County, Virginia (the "Authority") hereby irrevocably assigns the foregoing Promissory Note to Virginia National Bank (the "Bank") and hereby directs Biotage Real Estate, LLC, as maker of the Promissory Note to make all payments of principal and interest hereon directly to said Bank at its main office in Charlottesville, Virginia, or such other place as the holder hereof may designate in writing. This assignment is made without recourse as security for the payment of the Authority's Bond described in the foregoing Promissory Note.


                                   INDUSTRIAL DEVELOPMENT AUTHORITY OF
                                   ALBEMARLE COUNTY, VIRGINIA


                                   By:
                                      --------------------------------

                                   Its:        Vice Chairman

                                    EXHIBIT B

$__________                                                               No. __


REQUISITION AND CERTIFICATE

__________

Virginia National Bank
1580 Seminole Trail
P.O. Box 2853
Charlottesville, Virginia 22902-2853
Attention:  _____________

Ladies and Gentlemen:

     On behalf of Biotage Real Estate, LLC, a Virginia limited liability company (the "Company"), I hereby requisition from the funds representing the proceeds of the sale of the Industrial Development Revenue Bond (Biotage Project), Series 2002, issued by the Industrial Development Authority of Albemarle County, Virginia (the "Authority") in the principal amount of Four Million Two Hundred Fifty Thousand Dollars ($4,250,000) and dated as of April 1, 2002 (the "Bond"), which funds are held by you in accordance with the Loan Agreement dated as of April 1, 2002 (the "Agreement") between you, the Company and Biotage Inc., a Delaware corporation (the "Lessee"), the sum of $__________ to be paid to the person or persons indicated below (capitalized terms not otherwise defined herein shall have the meaning given such terms in the Agreement):

         (1)        $__________________ for ________________________________
         _______________________________________________________________________
         payable to _________________________________, and

         (2)        $__________________ for ________________________________
         _______________________________________________________________________
         payable to ____________________________________.

     I hereby certify that (a) the obligation to make such payment was incurred by the Authority or the Company in connection with the Project and is a proper charge against the Costs of the Project, and has not been the basis for any prior requisition which has been paid; (b) neither the Company nor, to the best of the Company's knowledge, the Authority has received written notice of any lien, right to lien or attachment upon, or claim affecting the right of such payee to receive payment of, any of the money payable under this requisition to any of the persons, firms or corporations named herein, or if any notice of any such lien, attachment or claim has been received such lien, attachment or claim has been released or discharged or will be released or discharged upon payment of this requisition; (c) this requisition contains no items representing payment on account of any retained percentages which the Authority or the Company is entitled to retain at this date; (d) the payment of this requisition will not result in less than substantially all (95% or more) of the proceeds of the Bonds to be expended under this requisition and under all prior requisitions having been used for the acquisition and installation of real property or property of a character subject to the allowance for depreciation under the Internal Revenue Code of 1986, as amended;
(e) no "Event of Default" (as defined in the Agreement), or event which after notice or lapse of time or both would constitute such an "Event of Default" has occurred and not been waived.

     Attached hereto is (a) the current, updated Project Budget setting forth the original Project Budget, the proposed revisions thereto (if any), previous amounts advanced, amounts paid from funds other than the Loan, the amounts requested with the current requisition and the amounts remaining to be advanced, all itemized under the line items of the Project Budget, (b) the itemized schedule of values for the construction work and all costs incurred for construction pursuant to each category of the schedule of values, (c) a separate itemization of costs not included in the foregoing general construction contract for equipment, construction and non-construction expenses in connection with the Project pursuant to the general construction contract with the General Contractor, an AIA G702/703 form signed by the General Contractor and the Company, with copies of invoices for all non hard cost construction items, (d) the percentage of completion of each line item on the Project Budget and schedule of values, (e) such other vendor invoice(s) and/or bill(s) of sale evidencing and acknowledging the Company's acceptance, approval and receipt in good condition, as applicable, of particular services rendered and equipment or other property improvements received in connection with the construction, renovation, equipping and installation of the Project, all in forms and amounts acceptable to the Bank, and (f) any other information required pursuant to
Article III of the Agreement as a condition precedent to disbursement.

     The following paragraph is to be completed when any requisition and certificate includes any item for payment for labor or to contractors, builders or materialmen.

     I hereby certify that insofar as the amount covered by the above requisition includes payments to be made for labor or to contractors, builders or materialmen, including materials or supplies, in connection with the Acquisition of the Project, (i) all obligations to make such payment have been properly incurred, (ii) any such labor was actually performed and any such materials or supplies were actually furnished or installed in or about the Project and are a proper charge against the Costs of the Project, and (iii) such materials or supplies either are not subject to any lien or security interest or, if the same are so subject, such lien or security interest will be released or discharged upon payment of this requisition.


                      ------------------------------------
                             Company Representative

Approved:

INSPECTING ARCHITECT


By:
     ---------------------------

Its:
     ---------------------------

VIRGINIA NATIONAL BANK


By:
      ---------------------------

Name:
      ---------------------------

Title:
      ---------------------------

                                 PROMISSORY NOTE

$4,250,000.00Charlottesville,                                           Virginia
                                                                April 1, 2002

     FOR VALUE RECEIVED, BIOTAGE REAL ESTATE, LLC, a Virginia limited liability company (the "Company"), hereby promises to pay to the order of the INDUSTRIAL DEVELOPMENT AUTHORITY OF ALBEMARLE COUNTY, VIRGINIA, a political subdivision of the Commonwealth of Virginia (the "Authority"), or its assigns, the principal sum of FOUR MILLION TWO HUNDRED FIFTY THOUSAND and 00/100 DOLLARS ($4,250,000.00), or so much thereof as may be advanced and outstanding hereon, as hereinafter provided, together with interest thereon from the date of advancement thereof, as hereinafter set forth, such payments hereunder to be made at all such times and in all such amounts as shall be sufficient to pay all sums, including principal and interest and all costs of collection, including reasonable attorneys' fees, and any other amounts owing under the "Bond" hereinafter described, when the sums are due and payable in accordance with the terms of the Bond and related Loan Agreement, dated as of April 1, 2002, between the Company, the Authority and the Lessee (the "Agreement").

     This Promissory Note is issued and delivered by the Company in accordance with, and shall be governed by, the provisions of the Agreement, the terms of which Agreement are incorporated herein by reference.

     This Promissory Note is in an original principal amount corresponding to the aggregate original principal amount of the Authority's Industrial Development Revenue Bond (Biotage Project), Series 2002 (the "Bond"), issued pursuant to a Bond Purchase Agreement, dated as of April 1, 2002 (the "Bond Purchase Agreement"), among the Authority, the Company, the Lessee, and Virginia National Bank (the "Bank"). As principal advances of the proceeds of the sale of the Bond to the Bank are made in accordance with the Agreement, the amount of such principal advances shall be added to the outstanding principal balance hereof, up to the stated principal amount hereof. Payments due hereunder at all times shall be sufficient to satisfy, when and as the same shall be due and payable, all sums owing under said Bond or any note, bond or bonds from time to time delivered to the holder of the Bond in replacement thereof, whether by exchange, renewal, substitution for or consolidation of such Bond, and all other amounts due and payable by the Company under the Agreement and the other Bond Documents, as defined therein.

     This Promissory Note is secured, among other things, by a Credit Line Deed of Trust, Assignment and Security Agreement granted by the Company in favor of the Bank dated as of April 1, 2002, conveying certain real property more particularly described therein, located in the County of Albemarle, Virginia, and granting security interests in certain personal property, together with the Guaranty Agreements and the Letters of Credit, each as defined in the Agreement.

     All payments under this Promissory Note shall be made in lawful money of the United States directly to the Bank or its assigns as specified in the assignment below. Such payments shall be made in immediately available funds, with information sufficient to identify the source and application of funds.

     This Promissory Note may be prepaid, and shall be prepaid, under certain circumstances pursuant to the same terms governing prepayment of the Bond contained therein.

     Upon the occurrence of an Event of Default (as defined in the Loan Agreement), the entire balance of principal with all interest then accrued, together with any other amounts payable by the Company under the Agreement and the other Bond Documents, may, and under certain circumstances shall, be declared immediately due and payable, whereupon the same shall become immediately due and payable, and shall accrue interest thereafter at the Default Rate, as defined in the Agreement.

     IN WITNESS WHEREOF, the Company has caused this Promissory Note to be duly executed by its duly authorized officer, all as of the date first above written.


                                   BIOTAGE REAL ESTATE, LLC

                                   a Virginia limited liability company


                                   By:  /s/ David B. Patteson
                                        -----------------------------------

                                   Its: Manager
                                        -----------------------------------

                                   ASSIGNMENT

     The Industrial Development Authority of Albemarle County, Virginia (the "Authority") hereby irrevocably assigns the foregoing Promissory Note to Virginia National Bank (the "Bank") and hereby directs Biotage Real Estate, LLC, as maker of the Promissory Note to make all payments of principal and interest hereon directly to said Bank at its main office in Charlottesville, Virginia, or such other place as the holder hereof may designate in writing. This assignment is made without recourse as security for the payment of the Authority's Bond described in the foregoing Promissory Note.


                                   INDUSTRIAL DEVELOPMENT AUTHORITY OF
                                   ALBEMARLE COUNTY, VIRGINIA

                                   By:  /s/ John C. Lowry
                                        ------------------------------

                                   Its:     Vice Chairman

NOTICE: THE FOLLOWING IS PROVIDED SOLELY TO COMPLY WITH THE PROVISIONS OF
SECTION 55-58.2 OF THE CODE OF VIRGINIA OF 1950, AS AMENDED:

                      THIS IS A CREDIT LINE DEED OF TRUST.

The name of the beneficiary secured hereby is Virginia National Bank. The address to which communications to the beneficiary are to be sent is 1580 Seminole Trail, P.O. Box 2853, Charlottesville, VA 22902-2853, Attention: David
J. Mellen. The maximum aggregate amount of principal to be secured hereby at any one time is Four Million Two Hundred Fifty Thousand Dollars ($4,250,000).

                           CREDIT LINE DEED OF TRUST,

                        ASSIGNMENT AND SECURITY AGREEMENT

                            Dated as of April 1, 2002

                                      from

                            BIOTAGE REAL ESTATE, LLC

                                       to

                       J.D. Miller, Jr. and Mark T. Giles

                                   as trustees

                                 Relating to the

                                   $4,250,000

         Industrial Development Authority of Albemarle County, Virginia

                       Industrial Development Revenue Bond

                                (Biotage Project)

                                   Series 2002

                                TABLE OF CONTENTS

Recitals......................................................................................................1

ARTICLE I
     SECTION 1.01.  Definitions...............................................................................6
     SECTION 1.02.  Rules of Construction.....................................................................6

ARTICLE II
     SECTION 2.01.  Grant....................................................................................11
     SECTION 2.02.  Grantor's Obligations....................................................................11
     SECTION 2.03.  Quiet Possession.........................................................................12
     SECTION 2.04.  Condition of Grant.......................................................................12

ARTICLE III
     SECTION 3.01.  Title to Land; Validity of Deed of Trust.................................................12
     SECTION 3.02.  Use of the Land..........................................................................13
     SECTION 3.03.  Utilities; Hazardous Materials............................................................9
     SECTION 3.04.  Separate Lot..............................................................................9
     SECTION 3.05.  Payment and Performance of Note and Indebtedness..........................................9
     SECTION 3.06.  Taxes, Liens and Other Charges...........................................................10
     SECTION 3.07.  Insurance................................................................................10
     SECTION 3.08.  Monthly Deposits.........................................................................12
     SECTION 3.09.  Condemnation.............................................................................13
     SECTION 3.10.  Damage and Destruction; Condemnation; Application of Net Proceeds....................... 13
     SECTION 3.11.  Care of Project..........................................................................14
     SECTION 3.12.  Further Assurances: After-Acquired Property..............................................15
     SECTION 3.13.  Expenses.................................................................................16
     SECTION 3.14.  Subrogation..............................................................................16
     SECTION 3.15.  Right to Cure............................................................................16
     SECTION 3.16.  Indemnification..........................................................................17

ARTICLE IV
     SECTION 4.01.  Security Interest: Financing Statements..................................................17

ARTICLE V
     SECTION 5.01.  Leases and Rents.........................................................................19


ARTICLE VI
     [RESERVED]..............................................................................................21

ARTICLE VII
     SECTION 7.01.  Events of Default........................................................................21
     SECTION 7.02.  Acceleration of Maturity.................................................................22
     SECTION 7.03.  Remedies Upon an Event of Default........................................................22
     SECTION 7.04.  Receiver.................................................................................24
     SECTION 7.05.  Enforcement..............................................................................24
     SECTION 7.06.  Purchase by Beneficiary..................................................................24
     SECTION 7.07.  Application of Proceeds of Sale..........................................................25
     SECTION 7.08.  Tenant Holding Over......................................................................25
     SECTION 7.09.  Leases...................................................................................25
     SECTION 7.10.  Discontinuance of Proceeds...............................................................25
     SECTION 7.11.  Remedies Cumulative......................................................................25
     SECTION 7.12.  Suits to Protect the Security Property...................................................26
     SECTION 7.13.  Marshalling..............................................................................26
     SECTION 7.14.  Security Deposits........................................................................26
     SECTION 7.15.  Waiver of Appraisement; Valuation........................................................26
     SECTION 7.16.  Waiver of Trial by Jury..................................................................26

ARTICLE VIII
     SECTION 8.01.  Successors and Assigns...................................................................27
     SECTION 8.02.  Severability.............................................................................27
     SECTION 8.03.  Applicable Law...........................................................................27
     SECTION 8.04.  Notices, Demands and Requests............................................................27
     SECTION 8.05.  Consents and Approvals...................................................................27
     SECTION 8.06.  Waiver...................................................................................28
     SECTION 8.07.  Execution Counterparts...................................................................29
     SECTION 8.08.  Time of the Essence......................................................................29
     SECTION 8.09.  Attorneys' Fees..........................................................................29
     SECTION 8.10.  No Liability.............................................................................29
     SECTION 8.11.  Incorporation of Statutory Provisions....................................................29
     SECTION 8.12.  Debt Secured Subject to Call.............................................................29


ARTICLE IX
     SECTION 9.01.  Performance of Duties; Liability; Compensation...........................................30
     SECTION 9.02.  Resignation..............................................................................30
     SECTION 9.03.  Removal and Substitution.................................................................30
     SECTION 9.04.  Any Trustee May Act......................................................................30
     SECTION 9.05.  Trustees' Expenses and Indemnity.........................................................30

ERROR! NO TABLE OF CONTENTS ENTRIES FOUND.

Signatures..............................................................................................31 & 32

Exhibit A     -     Description of the Improved Land

     THIS CREDIT LINE DEED OF TRUST, ASSIGNMENT AND SECURITY AGREEMENT, dated as of the 1st day of April, 2002, from BIOTAGE REAL ESTATE, LLC, a Virginia limited liability company (the "Grantor"), to J. D. MILLER, Jr., a resident of Albemarle County, Virginia, having a business address of 222 East Main Street, Charlottesville, Virginia 22902, and Mark T. GILES, a resident of Albemarle County, Virginia, having a business address of 222 East Main Street, Charlottesville, Virginia, 22902, as trustees (together with their successors and assigns as trustees hereunder, the "Trustees"), recites and provides:

RECITALS

     The Industrial Development Authority of Albemarle County, Virginia, a political subdivision of the Commonwealth of Virginia (the "Issuer"), has determined to issue and sell its $4,250,000 Industrial Development Revenue Bond (Biotage Project), Series 2002 (the "Tax-Exempt Bond"), to Virginia National Bank (the "Beneficiary"), to assist the Grantor in financing the acquisition of approximately 7.1 acres of land constituting Parcel F-1A in the University of Virginia Research Park at North Fork in Albemarle County, Virginia, the construction of an approximately 50,000 square foot manufacturing, research and office facility thereon and the acquisition and installation of manufacturing and research equipment therefor (the "Project"), to be owned by the Grantor and leased by the Grantor to the Grantor's affiliate, Biotage, Inc., a Delaware corporation (the "Lessee"), and used in the Lessee's business of manufacturing drug purification equipment, and to pay certain costs of issuance of the Bond. In order to secure the Tax-Exempt Bond, the Issuer has assigned to the Beneficiary substantially all of the Issuer's right, title and interest in and to the Loan Agreement dated as of April 1, 2002 (the "Loan Agreement"), between the Issuer, Biotage, Inc., and the Grantor, and the Grantor's $4,250,000 promissory note, dated as of the Closing Date, issued pursuant to the Loan Agreement and payable to the Issuer. As a condition to its purchase of the Tax-Exempt Bond, Beneficiary has required the execution and delivery of this Deed of Trust by Grantor to secure the Grantor's Obligations (hereinafter defined). Grantor wishes and intends by the execution and delivery of this Deed of Trust to secure the full and punctual payment and performance of the Indebtedness up to a maximum principal amount of $4,250,000. Accordingly, Grantor agrees as follows:

                                    ARTICLE I

DEFINITIONS: RULES OF CONSTRUCTION

     SECTION 1.01. DEFINITIONS. As used in this Deed of Trust (including the Recitals set forth above), the terms listed below shall have the indicated meanings unless otherwise required by the context:

     "ACT" shall have the meaning given that term in the Bond Purchase
Agreement.

     "AGREEMENT" shall mean the Loan Agreement dated as of April 1, 2002 between Grantor, Biotage, Inc., and the Issuer, as the same may be amended, modified or supplemented from time to time.

     "BENEFICIARY" shall mean Virginia National Bank and its successors and assigns.

     "BOND COUNSEL" shall have the meaning given that term in the Loan
Agreement.

     "BOND DOCUMENTS" shall have the same meaning given that term as in the Bond Purchase Agreement.

     "BOND PURCHASE AGREEMENT" shall mean the Bond Purchase Agreement dated as of April 1, 2002, among the Issuer, the Grantor, Biotage, Inc., and the Beneficiary.

     "CLOSING DATE" means the date of issuance and delivery of the Tax-Exempt Bond to the Beneficiary.

     "DEED OF TRUST" shall mean this Credit Line Deed of Trust, Assignment and Security Agreement as it may be amended, modified or supplemented from time to time as permitted hereby.

     "DEFAULT" shall mean any act or occurrence which with notice, lapse of time or both would constitute an Event of Default.

     "DEFAULT RATE" shall have the meaning given such term in the Loan
Agreement.

     "EQUIPMENT" shall mean all appliances, apparatus, equipment, machinery, fixtures, materials and all other items of tangible personal property of Grantor or any leasehold interests of Grantor therein now or hereafter located on or used or held in connection with the Project.

     "EVENT OF DEFAULT" shall mean any of the events or circumstances described as such in Section 7.01.

     "GRANTOR'S OBLIGATIONS" shall mean the obligations of the Grantor set forth in Section 2.02.

     "HAZARDOUS MATERIALS" shall mean (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. 6901 et seq.), as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. 9601 et seq.), as amended from time to time, and regulations promulgated thereunder; (c) any substance the presence of which on the Security Property or any part thereof is prohibited by any federal, state or local law, regulation or ordinance similar to those set forth in this definition; and (d) any other substance which by law requires special handling in its collection, storage, treatment, or disposal.

     "HAZARDOUS MATERIALS CONTAMINATION" shall mean the contamination (whether presently existing or occurring after the date of this Deed of Trust) of the Improvements, facilities, soil, ground water, air or other elements on, or of, the Security Property or any part thereof by Hazardous Materials, or the contamination of the buildings, facilities, soil, ground water, air or other elements on, or of, any other property as a result of Hazardous Materials at any time (whether before or after the date of this Deed of Trust) emanating from the Security Property or any part thereof.

     "IMPOSITIONS" shall mean all (a) taxes, levies, fees, water and sewer rents, assessments and all other governmental charges and all charges for utility or communications services which may at any time be assessed, levied or imposed upon Grantor, the Security Property, this Deed of Trust or the Indebtedness or which may arise in connection with the ownership, use, occupancy or operation of the Security Property, (b) all income, excess profits, sales, gross receipts and other taxes, duties or imposts assessed, levied or imposed by any governmental authority on Grantor or the Security Property, (c) all lawful claims and demands of mechanics, materialmen and others which, if unpaid, might create a lien on the Security Property, and (d) insurance premiums and similar charges with respect to the ownership, use, occupancy or operation of the Security Property.

     "IMPROVEMENTS" shall mean all structures, buildings or other improvements, and substitutions or replacements thereof and additions or accessions thereto, now or hereafter standing upon the Land, including all furnaces, boilers, radiators, piping, plumbing and bathroom fixtures, refrigeration, air conditioning and sprinkler systems, elevators and motors, building materials, building equipment, machinery and fixtures of every kind and nature on the Land or forming part of such structures, buildings or other improvements.

     "INCOME" shall mean all income, rents, receipts, royalties, benefits, revenues, issues and profits of any nature whatsoever now or hereafter due or to which Grantor may now or hereafter become entitled or may demand or claim, arising from or out of the Security Property or any part thereof, or from the ownership or leasing of the Security Property or any part thereof, whether or not yet earned by performance including, without limitation, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Security Property or any part thereof and any deposits of cash, securities and property that may be held at any time and from time to time under the terms of the Leases.

     "INDEBTEDNESS" shall mean all indebtedness and obligations of Grantor to Beneficiary arising under or out of the Bond Documents.

     "ISSUER" shall mean the Industrial Development Authority of Albemarle County, Virginia, a political subdivision of the Commonwealth of Virginia, and any successor thereto.

     "JURISDICTION" shall mean the County of Albemarle, Virginia.

     "LAND" shall mean those certain tracts of real estate situated in the Jurisdiction and more particularly described in EXHIBIT A, including all of the tenements, hereditaments, rights of way, easements, rights, privileges, remainders, reversions and appurtenances thereunto belonging or in any way appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of Grantor therein and in the streets and ways adjacent thereto and in any gores or strips of land adjacent thereto, either in law or in equity, in possession or expectancy, now existing or hereafter acquired.

     "LEASE" shall mean any and all leases and agreements, written or oral, now in existence or hereafter arising, for the use or occupancy of all or any portion of the Security Property, together with all the right, power and authority of Grantor to alter, modify or change the terms of such leases and agreements, to surrender, cancel or terminate such leases and agreements or to

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exercise any other right of the lessor under such leases and agreements, further together with any and all extensions and renewals thereof and any and all further leases and agreements, including subleases, of all or any part of the Security Property and further together with all of the right, title and interest of Grantor as beneficiary of any guaranties of such leases and agreements.

     "NET PROCEEDS" shall mean when used with respect to any condemnation award or insurance proceeds allocable to the Security Property or any part thereof, the gross proceeds from condemnation or insurance so allocable to which Grantor may be entitled under the Lease or otherwise, remaining after payment of all expenses (including reasonable attorneys' fees and any expenses of the Trustees or Beneficiary) incurred in the collection of such gross proceeds.

     "NOTE" shall mean the promissory note in the principal amount of the Tax-Exempt Bond issued by Grantor to the Issuer in accordance with the provisions of the Loan Agreement.

     "PERMITS" shall mean all licenses, permits and approvals issued by any governmental or quasi-governmental authorities and obtained by Grantor in connection with the construction, ownership, occupancy, use or operation of the Security Property or any part thereof.

     "PERMITTED ENCUMBRANCES" or "PERMITTED LIENS" shall mean:

     (a) Those easements, rights of way, servitudes, utility, access and other similar reservations, rights and restrictions and other minor defects and irregularities in title to the Security Property, and zoning laws and land use regulations, which do not materially lessen the value of the Security Property or materially impair the use thereof for the purposes contemplated in the Bond Documents;

     (b) The right reserved to or vested in any municipality or public authority to condemn, appropriate, recapture or designate a purchaser of all or any part of the Security Property;

     (c) Any liens for taxes, assessments and other governmental charges and any liens of mechanics, materialmen and laborers for work or services performed or materials furnished in connection with the Security Property which are not due and payable or the amount or validity of which is being contested at the time by appropriate legal proceedings which shall operate to prevent the collection thereof or other realization thereon and the sale or forfeiture of the Security Property or any part thereof or interest therein to satisfy the same, provided that Grantor shall have complied with this Deed of Trust dealing with the contest of any such tax, assessment or other governmental charge or lien;

     (d) The easements, rights of way, encumbrances and other title matters listed in the title insurance commitment approved by Beneficiary in connection with its purchase of the Tax-Exempt Bond;

     (e) The lien hereof and any rights granted hereby;

     (f) Any Leases, so long as the same are subject and subordinate to the lien hereof;

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     (g) Any prior deeds of trust or liens granted by the Grantor for the benefit of the Beneficiary; and

     (h) A lien or deed of trust granted by the Grantor for the benefit of Stephen T. McLean ("McLean") and David P. Turner ("Turner") to secure certain reimbursement obligations of the Grantor under letters of credit issued by McLean and Turner in connection with the Agreement in a principal amount not to exceed $800,000, together with interest thereon, provided that such lien or deed of trust is at all times subordinate to the liens, assignments and security interests provided to Beneficiary under this Deed of Trust or any other document executed in connection with the Agreement.

     "RELATED PERSONAL PROPERTY" shall mean architectural and engineering plans and specifications for the Security Property or any portion thereof, any funds, escrow accounts, insurance policies and unclassified business records related to the Security Property or any portion thereof, letters of credit or other property which are now or hereafter provided by Grantor to assure the payment of the Indebtedness and performance and observance of the other obligations secured hereby, and warranties and guaranties by manufacturers, suppliers and installers pertaining to the condition of the Improvements and the Equipment.

     "SECURITY PROPERTY" shall mean any and all of the property of Grantor referred to in Article II.

     "STATE" shall mean the Commonwealth of Virginia.

     "THE LIEN HEREOF" or similar words shall mean the liens, assignments and security interests created under this Deed of Trust.

     "UCC" shall mean the Uniform Commercial Code as adopted in the State as of the date hereof, together with any amendments thereto which do not limit the rights hereunder of Trustees or Beneficiary or the obligations hereunder of Grantor.

     "UCC PROPERTY" shall mean all components of the Security Property in which a security interest may be created pursuant to the UCC.

     "VIRGINIA CODE" shall mean the Code of Virginia of 1950, as amended.

     SECTION 1.02. RULES OF CONSTRUCTION. The following rules shall apply to the construction of this Deed of Trust unless otherwise required by the context:

     Singular words shall connote the plural as well as the singular, and vice versa.

     (a) All references herein to particular articles, sections or exhibits are references to articles, sections or exhibits of this Deed of Trust.

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     (b) The headings and table of contents hereof are solely for convenience of reference and shall neither constitute a part of this Deed of Trust nor affect its meaning, construction or effect.

                                   ARTICLE II

GRANTING CLAUSE

     SECTION 2.01. GRANT. For and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants, bargains, sells, conveys, mortgages, assigns, transfers, pledges, grants a security interest in and sets over unto Trustees in trust as to items (a) through (c) below, and unto the Beneficiary as to items (d) through (h) below, the following property:

     (a) the Grantor's fee and leasehold interests in the Land;

     (b) the Improvements;

     (c) subject to the grant unto the Beneficiary as to items (d) through (i) below, all rents, income, revenues, issues, awards, proceeds, and profits from and in respect of the Land and the Improvements;

     (d) the Equipment;

     (e) the Leases and the Income;

     (f) the Related Personal Property;

     (g) any and all monies and other property which may now or hereafter become subject to the lien hereof or which may come into the control of Beneficiary pursuant to this Deed of Trust or any Bond Document; and

     (h) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims including, without limitation, proceeds of insurance and condemnation awards.

     SECTION 2.02. GRANTOR'S OBLIGATIONS. This Deed of Trust is given to secure the payment or performance, as the case may be, of all the following:

     (a) The Indebtedness, plus interest thereon, fees due with respect to such Indebtedness, and all costs incurred by Beneficiary or Trustees to enforce this Deed of Trust;

     (b) Any and all additional advances made by Beneficiary to protect or preserve the Security Property or any part thereof or the liens, assignments or security interests created hereby on the Security Property or any part thereof, or for Impositions as hereinafter provided, or for performance of any of the obligations of Grantor hereunder or under the Bond Documents or under the Lease, or for any other purpose provided herein (whether or not the original Grantor

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remains the owner of the Security Property at the time of such advances);
provided, however, nothing herein shall be deemed to obligate Beneficiary to make any such advances;

     (c) The due and punctual performance by Grantor of Grantor's obligations hereunder; and

     (d) All costs of collection of the Indebtedness, including reasonable attorneys' fees if collected by or through an attorney-at-law or under the advice thereof or if such an attorney is consulted with respect to any Default or Event of Default.

     SECTION 2.03. QUIET POSSESSION. Until the occurrence of an Event of Default hereunder, and subject to any provision hereof to the contrary, Grantor shall have the right to remain in quiet and peaceful possession of the Security Property and to collect, receive and retain the Income.

     SECTION 2.04. CONDITION OF GRANT. If Grantor shall pay or cause to be paid to Beneficiary the Indebtedness in full in the manner stated in this Deed of Trust and the other Bond Documents at any time before the sale provided for herein, and shall well and truly perform, comply with and observe each and all of the obligations of Grantor hereunder, then these presents and the estate granted hereby shall cease, determine and become void, and upon proof of the foregoing given to the Trustees to their satisfaction, the Trustees shall (upon the receipt of the written request of Beneficiary and at the expense of Grantor) release and discharge this Deed of Trust and the liens, security interests and assignments created hereby.

                                   ARTICLE III

GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF GRANTOR

     SECTION 3.01. TITLE TO LAND; VALIDITY OF DEED OF TRUST. Grantor represents, warrants, covenants and agrees that:

     (a) Grantor is the owner of a fee interest in the Land and the Improvements, as described on Exhibit A subject to no lien, charge or encumbrance other than the Permitted Encumbrances and will preserve such title and will warrant generally and defend the same to Trustees and Beneficiary against all claims and demands by any person claiming by, through or under Grantor;

     (b) Grantor has the necessary power, authority and right to execute this Deed of Trust and encumber the Security Property now or hereafter owned by Grantor, all as provided herein, and this Deed of Trust constitutes a lien on the Security Property prior to all other liens other than the Permitted Encumbrances (excluding for purposes of this subsection, the Lease from "Permitted Encumbrances");

     (c) This Deed of Trust has been duly authorized, executed and delivered by Grantor and constitutes the legal, valid and binding obligation of Grantor, enforceable against Grantor in

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accordance with its terms, subject to bankruptcy and insolvency laws and general principles of equity; and

     (d) Grantor at its expense will generally warrant and defend the validity and priority of the liens, security interests and assignments granted and made by Grantor herein against the claims of any and all persons and parties claiming by, through or under Grantor.

     SECTION 3.02. USE OF THE LAND. Grantor represents, warrants, covenants and agrees that, without regard to any property other than the Land, the proposed use of the Land for the Project is permitted as a matter of right as a principal use and not a nonconforming use under all applicable zoning and subdivision ordinances and other land use regulations, and the Land and the Project and such use and all future uses thereof in all other material respects now and will comply and in all material respects, with all applicable zoning ordinances, land use regulations, restrictive covenants and all laws, ordinances, orders, rules and regulations of all governmental and quasigovernmental authorities.

     SECTION 3.03. UTILITIES; HAZARDOUS MATERIALS.

     (a) Grantor represents, warrants and covenants that all utility services and facilities necessary for the complete ownership, operation, occupancy and use of the Land and the Project as described in the Bond Documents, including without limitation public water, storm and sanitary sewer facilities, and gas, electric and telephone facilities, are available at the boundaries of the Land, are adequate for such purposes, and have been properly constructed and installed, are fully operational and are adequate to serve the Land.

     (b) Grantor represents and warrants that, to the best of Grantor's knowledge based upon due inquiry, no Hazardous Materials are located on the Security Property.

     (c) Grantor agrees to (i) give notice to the Beneficiary immediately upon the Grantor's acquiring knowledge of the presence of any Hazardous Materials on the Security Property or of any Hazardous Materials Contamination, with a full description thereof; (ii) promptly comply with any laws requiring the removal, treatment or disposal of such Hazardous Materials or Hazardous Materials Contamination and provide the Beneficiary with satisfactory evidence of such compliance; (iii) provide the Beneficiary, within thirty (30) days after a demand by the Beneficiary, with a bond, letter of credit or similar financial assurance evidencing to the Beneficiary's satisfaction that the necessary funds are available to pay the cost of removing, treating and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any encumbrance or lien which may be established on the Security Property as a result thereof; and (iv) indemnify and hold harmless Beneficiary and the Trustees from any and all claims which may now or in the future (whether before or after the release of this Deed of Trust) be asserted as a result of the presence of any Hazardous Materials on the Security Property or any Hazardous Materials Contamination.

     (d) Grantor shall not place, manufacture or store, or permit to be placed, manufactured or stored, on the Security Property any Hazardous Materials, except in accordance with applicable laws, ordinances and regulations.

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     SECTION 3.04. SEPARATE LOT. Grantor represents and warrants that (a) each parcel comprising the Land is a legally subdivided lot; and (b) the Land and the Improvements are assessed for purposes of taxes as separate and distinct parcels from any other real property so that the Land and Improvements shall never become subject to the lien of any taxes levied or assessed against any real property other than the Land and Improvements.

     SECTION 3.05. PAYMENT AND PERFORMANCE OF NOTE AND INDEBTEDNESS. Grantor agrees that it will: (a) punctually pay the principal of, premium, if any, and interest on the Bond according to the terms of the Bond and the Loan Agreement, as and when the same shall become due and payable; (b) punctually pay to Beneficiary all Indebtedness, including amounts required to be paid to Beneficiary pursuant to the terms of the Bond Documents, as and when the same shall become due and payable; and (c) punctually keep and perform each and all other of the obligations of Grantor under the Bond Documents.

     SECTION 3.06. TAXES, LIENS AND OTHER CHARGES.

     (a) Grantor shall pay or cause to be paid, before the date on which penalties attach thereto, all Impositions, and shall submit to Beneficiary such evidence of the due and punctual payment thereof as Beneficiary may require.

     (b) Grantor shall permit no mechanic's, materialman's, laborer's, statutory or other lien (other than Permitted Encumbrances) to be created, filed of record or remain outstanding upon all or any part of the Security Property.

     (c) Should Grantor fail to pay, or cause to be paid any Imposition at the time or in the manner provided in this Section, the Beneficiary, may, at its option (but without being under any obligation to do so), pay such Imposition, and Grantor shall pay to the Beneficiary the amount of any such amount so paid, with interest thereon at the Default Rate.

     (d) Notwithstanding the foregoing provisions of this Section 3.06, Grantor shall have the right to contest the validity or amount of any such Impositions or liens in appropriate proceedings, provided that Grantor shall (i) give Beneficiary written notice of its intention to contest, (ii) diligently prosecute such contest, (iii) at all times effectively stay or prevent any official or judicial sale of the Security Property or any part thereof relating to such Impositions or liens, and (iv) establish or post such reserves, bonds or security for the liabilities relating to such Impositions or liens as may be reasonably required by Beneficiary.

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     SECTION 3.07. INSURANCE.

     (a) Grantor shall, at its expense, procure for, deliver to and maintain for the benefit of Beneficiary until the Indebtedness is fully repaid, original, fully paid insurance policies providing the coverages described below, issued by such insurance companies, in such amounts, in such form and content, payable at such times and with expiration dates as are reasonably approved by Beneficiary. Such policies shall provide that the insurer shall give Beneficiary at least thirty (30) days' prior written notice of cancellation or termination thereof, provide that no act or thing done by the insured shall invalidate or diminish the insurance provided to Beneficiary and, except for liability policies, contain noncontributing "mortgagee" or "loss payable" clauses satisfactory to Beneficiary.

     (b) Grantor will keep the Improvements and the Equipment insured against loss or damage from (i) the perils of fire and hazards ordinarily included under standard extended coverage endorsements in amounts necessary to prevent the application of any co-insurance provisions of the applicable policies up to the full replacement cost of the Improvements and Equipment without deduction for depreciation; and (ii) boiler or pressure vessel explosion (if there are boilers or pressure vessels located on the Security Property) in an amount customarily carried in the case of similar operations. The term "full replacement cost" as used above means the cost of replacing all such Improvements and Equipment. Such replacement cost shall be determined from time to time at the request of Beneficiary (but not more frequently than once in every 12 months) by an architect, engineer or insurer selected by the Grantor and approved by Beneficiary. Each policy shall contain a "replacement cost endorsement" and an "agreed amount" endorsement satisfactory to Beneficiary.

     (c) Grantor shall maintain or cause to be maintained (i) general public liability insurance and workmen's compensation insurance in amounts usually carried by similar operations against claims for bodily injury or death occurring upon, in or about the Security Property, with such insurance (other than workmen's compensation insurance) to afford protection to the limit of not less than $1,000,000 in respect of bodily injury or death for any one occurrence and to the limit of not less than $3,000,000 for the aggregate of all occurrences during any given annual policy period, and (ii) property damage insurance against claims for damage to property (including loss of use) occurring upon, in or about the Security Property with such insurance to afford protection to the limit of not less than $500,000 in respect of damage to property for any one occurrence and $1,000,000 for the aggregate of all occurrences during any given annual policy period.

     (d) If at any time the Land is located in an area that has been identified by the Federal Insurance Administration as having special flood and mudslide hazards, and in which the sale of flood insurance has been made available under the National Flood Insurance Act of 1968, Grantor shall purchase and maintain a flood insurance policy in the amount of the Stated Amount, or the maximum limit of coverage available on the Security Property, whichever is less. In the event that the Security Property is not in an area having special flood and mudslide hazards, Grantor shall deliver to the Beneficiary on the Closing Date and thereafter upon request, a certificate or letter issued by Grantor's insurance company or by a certified land surveyor stating that the Security Property is not in such a flood or mudslide area.

     (e) Grantor will keep the Security Property insured against any other risk insured against by persons operating like properties in the locality of the Land, in such amounts as are insured against by such persons, or as may be from time to time reasonably required by Beneficiary (until the expiration of the Loan Agreement). Grantor will obtain and keep in force such other and further insurance as may be required from time to time by Beneficiary.

     (f) Grantor shall promptly notify Beneficiary of any loss covered by such insurance and agrees that if an Event of Default shall have occurred and be continuing, Beneficiary is hereby authorized and empowered, at its option, to adjust, compromise or settle any loss under any insurance policies maintained pursuant hereto, and to collect and receive the proceeds from any policy or policies, subject to the provisions set forth herein. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Beneficiary, instead of to Grantor and Beneficiary jointly if an Event of Default shall have occurred and be continuing. In the event any insurance company fails to disburse directly and solely to Beneficiary but disburses instead either solely to Grantor or to Grantor and Beneficiary jointly, Grantor agrees immediately to endorse and transfer such proceeds to Beneficiary to be applied as set forth herein. Upon any failure of Grantor to so endorse and transfer such proceeds, Beneficiary may execute such endorsements or transfers for and in the name of Grantor, and Grantor hereby irrevocably appoints Beneficiary as its agent and attorney-in-fact to do so.

     (g) Prior to the expiration date of each policy maintained pursuant to this Section, a renewal or replacement thereof reasonably satisfactory to Beneficiary shall be delivered to Beneficiary. Grantor shall deliver to Beneficiary receipts evidencing the full payment of premiums when and as due for all such insurance policies and renewals or replacements. The delivery of any insurance policies hereunder shall constitute an assignment of all unearned premiums as further security hereunder. In the event of the foreclosure of this Deed of Trust or any other transfer of title to all or part of the Security Property in extinguishment or partial extinguishment of the Indebtedness, all right, title and interest of Grantor in and to all insurance policies maintained pursuant to this Section then in force shall belong to the purchaser as its interests may appear, and Beneficiary is hereby irrevocably appointed by Grantor as attorney-in-fact for Grantor to assign any such policy to such purchaser, as its interests may appear, without accounting to Grantor for any unearned premiums therefor.

     (h) So long as an Event of Default has not occurred and is continuing and Grantor may collect, adjust and compromise any losses or claims under any such insurance policies arising with respect to the Security Property or the use and operation thereof; provided, however, Beneficiary must approve any adjustment or compromise by Grantor in excess of $25,000. If an Event of Default has occurred and is continuing, Beneficiary shall collect, adjust and compromise any losses or claims under any such insurance policies arising with respect to the Security Property or the use or operation thereof. The Net Proceeds of such insurance, whether collected by Beneficiary or Grantor, shall be held in trust to be applied only as set forth in Section 3.10 hereof.

     SECTION 3.08. MONTHLY DEPOSITS. If any Event of Default shall occur and be continuing, Grantor shall deposit with Beneficiary, monthly, until the Indebtedness is fully repaid, such sums determined by Beneficiary in its sole discretion to be sufficient to pay, at least ten (10) days before the date penalties attach thereto, all Impositions. Such deposits shall be held

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by Beneficiary free of any liens or claims on the part of creditors of Grantor to be used by Beneficiary to pay the Impositions as the same accrue and are payable. Such deposits may be commingled with the general funds of Beneficiary and no interest shall be payable thereon. If such funds are insufficient to pay the Impositions in full, as the same become payable, Grantor will deposit with Beneficiary upon demand such additional sums as may be required. Nothing contained herein shall obligate Beneficiary to pay any amounts in excess of the amount of funds deposited with Beneficiary pursuant to this Section. Should Grantor fail to deposit with Beneficiary sums sufficient to pay in full all Impositions at least ten (10) days before the date penalties attach thereto, Beneficiary, at Beneficiary's election, but without any obligation to do so, may advance any amounts required to make up the deficiency, and any amounts so advanced shall be deemed to be part of the Indebtedness. Upon the occurrence of an Event of Default, Beneficiary may, at its option, apply any money in the fund resulting from such deposits to the payment of the Indebtedness in such manner as it may elect. In the event of a foreclosure of this Deed of Trust or deed in lieu thereof or sale under power of sale, the purchaser of the Security Property shall succeed to all the rights of Grantor in and to such deposits. The collection of such deposits by Beneficiary shall not relieve Grantor of any of its obligations under this Section, or any other provision of this Deed of Trust, and under no circumstances shall Beneficiary be liable for failure to make any payment on behalf of Grantor for any Impositions.

     SECTION 3.09. CONDEMNATION. Promptly upon learning of the institution or the proposed, contemplated or threatened institution of any condemnation proceeding (which term when used in this Deed of Trust shall include any damage or taking by any governmental or quasi-governmental authority and any transfer by private sale in lieu or under threat thereof), Grantor will notify Beneficiary and Trustees of the pendency of such proceedings. So long as an Event of Default has not occurred and is continuing and Grantor shall be entitled to commence, appear in and prosecute, in its own name, any action or proceeding relating to any condemnation of the Security Property or any part thereof, or sale in lieu of condemnation, and to settle or compromise any claim in connection therewith; provided, however, that, Beneficiary must approve any such settlement or compromise in excess of $25,000. If an Event of Default has occurred and is continuing, or if Grantor shall not take any action as described in the preceding sentence, Beneficiary is hereby authorized, at its option, to commence, appear in and prosecute, in its own name or in the name of Grantor, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by Grantor to Beneficiary, and the Net Proceeds thereof, whether collected by Beneficiary or Grantor, shall be held in trust to be applied only as set forth in Section 3.10 hereof. Grantor agrees to execute such further assignment of any compensation, awards, damages, claims, rights of action and proceeds as Beneficiary may require. If, prior to the receipt by Beneficiary of such award or proceeds, the Security Property or any part thereof shall have been sold by the foreclosure of this Deed of Trust, or as a result of other legal action relating to this Deed of Trust, Beneficiary shall have the right to receive such award or proceeds to the extent of any unpaid Indebtedness following such sale, with legal interest thereon, whether or not a deficiency judgment on this Deed of Trust shall have been sought or recovered, and to the extent of attorneys' fees, costs and disbursements incurred by Beneficiary in connection with the collection of such award or proceeds.

     SECTION 3.10. DAMAGE AND DESTRUCTION; CONDEMNATION; APPLICATION OF NET PROCEEDS.

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     (a) If the Security Property or any part thereof is damaged or destroyed by fire or other casualty in whole or in part, or, if title to, or the use of, the Security Property or any part thereof, or the interest of Grantor in the Security Property or any part thereof, shall be taken under the exercise of the power of eminent domain by any governmental body or by any person, firm or corporation acting under governmental authority, either temporarily or permanently, the Net Proceeds resulting from any such event described in this Section will be deposited in a trust fund with Beneficiary (the "Net Proceeds Escrow Fund").

     (b) The Net Proceeds arising out of any casualty loss or condemnation award shall, at Beneficiary's option, be released from the Net Proceeds Escrow Fund to Grantor in whole or in part upon conditions satisfactory to Beneficiary for the restoration or repair of the Security Property damaged, or applied to the prepayment of the Bond in accordance with the Bond Documents.

     (c) Notwithstanding the provisions of this Section 3.10, in the event the Net Proceeds are less than $25,000, and if no Default or Event of Default has occurred and is continuing, such Net Proceeds shall be paid directly to Grantor to be used solely to repair or restore the Security Property or to prepay the Bond, whichever Grantor shall elect.

     (d) In the event the Net Proceeds are not sufficient to pay in full the costs of repairing, rebuilding, altering and restoring the Security Property as provided in this Section, whether such determination shall be made at the time Grantor and Beneficiary mutually agree to repair, rebuild, restore or alter the Security Property or at any time thereafter, Grantor will nonetheless complete the work thereof and pay that portion of the costs thereof in excess of the amount of such Net Proceeds and Beneficiary may, as a condition precedent to approving the disbursement of any Net Proceeds, require that Grantor deposit monies with Beneficiary or furnish to Beneficiary an irrevocable letter of credit or a surety bond satisfactory to Beneficiary, in either case in an amount sufficient to pay the costs of repairing, rebuilding, altering and restoring the Security Property in excess of the Net Proceeds available for such purposes. Grantor shall not, by reason of the payment of any costs in excess of the amount of such Net Proceeds (whether by direct payment thereof or payment to the Beneficiary therefor), be entitled to any reimbursement from Beneficiary or any abatement or diminution of the payments payable under the Bond Documents.

     (e) If any work required to be performed under this Section involves an estimated expenditure of more than $25,000, no such work will be undertaken until plans and specifications therefor, prepared by an architect or engineer satisfactory to Beneficiary, have been submitted to and approved by Beneficiary.

     SECTION 3.11 CARE OF PROJECT.

     (a) Grantor shall keep the Security Property in good condition and repair (ordinary wear and tear excepted), shall not commit or suffer any waste and shall not do or suffer to be done anything which would or could increase the risk of fire or other hazard to the Security Property or any part thereof or which would or could result in the cancellation of any insurance policy carried with respect to the Security Property.

     (b) Grantor shall have the right, without the consent of Beneficiary, to make alterations, additions or improvements to the Security Property provided the cost of the work involved does not exceed $100,000.

     (c) Except as is otherwise specifically provided in subsection (b) above or in Section 3.10, Grantor shall not remove, demolish or materially alter, enlarge or change any of the Improvements without Beneficiary's consent, nor shall any new Improvements be constructed on the Land without Beneficiary's consent. Except as otherwise provided herein, Grantor shall not remove or permit to be removed from the Land any Equipment without the consent of Beneficiary, except where appropriate replacements are immediately made which are free of any lien, security interest or claim superior to that of this Deed of Trust and which have a value and utility at least equal to the value and utility of the items removed, which shall, without further action, become subject to the lien of this Deed of Trust.

     (d) Beneficiary and its representatives are hereby authorized to enter upon and inspect the Security Property whenever Beneficiary deems such inspection to be necessary, at reasonable times and with prior notice; provided, however, that after the occurrence of an Event of Default, Beneficiary and its representatives may so enter whenever Beneficiary may deem it necessary or desirable without prior notice.

     (e) Grantor shall promptly comply, in all material respects, with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Security Property or any part thereof.

     (f) Grantor shall not initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance, easement or other public or private restriction limiting or defining the uses which may be made of the Security Property or any part thereof without Beneficiary's consent.

     SECTION 3.12. FURTHER ASSURANCES: AFTER-ACQUIRED PROPERTY. At any time and from time to time, upon request by Beneficiary, Grantor shall make, execute and deliver or cause to be made, executed and delivered, to Beneficiary and, where appropriate, cause to be recorded or filed in such offices and places as shall be deemed desirable by Beneficiary, any and all such other and further deeds to secure debt, mortgages, deeds of trust, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the reasonable opinion of Beneficiary, be necessary or desirable in order to effectuate, complete or perfect, or to continue and preserve, (a) the obligations of Grantor under this Deed of Trust and (b) the lien of this Deed of Trust as a lien upon, assignment of and security interest in and to all of the Security Property, whether now owned or hereafter acquired by Grantor, subject only to Permitted Encumbrances, and (c) the Indebtedness. Upon any failure by Grantor to do so, Beneficiary may make, execute, record and file any and all such deeds to secure debt, mortgages, deeds of trust, security agreements, financing statements, continuation statements, instruments, certificates and documents for and in the name of Grantor, and Grantor hereby irrevocably appoints Beneficiary the agent and attorney-in-fact of Grantor to do so. Unless otherwise agreed by Beneficiary, the lien hereof shall automatically attach, without further act, to all improvements, alterations, substitutions, restorations and replacements of, and all additions and appurtenances to, the Security Property released to or acquired by Grantor with the same effect as if such afteracquired property had been owned by Grantor as of the date hereof and had been specifically described in the granting clauses in Article II, to the extent permitted by law.

     SECTION 3.13. EXPENSES. Grantor shall pay or reimburse Beneficiary and Trustees, upon demand therefor, for all reasonable attorneys' fees, costs and expenses incurred by Beneficiary or Trustees in any suit, action, legal proceeding or dispute of any kind in which Beneficiary or Trustees, or any one or more of them, are made a party or appear as a party plaintiff or defendant, affecting the Indebtedness, this Deed of Trust or the Security Property, including, without limitation, any foreclosure proceedings, any condemnation action involving the Security Property or any part thereof, any federal bankruptcy or state insolvency proceeding involving Grantor, any Guarantor or the Security Property and any such amounts paid by Beneficiary or Trustees shall be added to the Indebtedness and shall bear interest from and after the date when paid at the Default Rate.

     SECTION 3.14. SUBROGATION. To the full extent of the Indebtedness, Beneficiary is hereby subrogated to the liens, claims, demands and other encumbrances, and to the rights of the owners and holders of each lien, claim, demand and other encumbrance on the Security Property which is paid or satisfied, in whole or in part, from proceeds of the Indebtedness, and the respective liens, claims, demands and other encumbrances shall be, and each of them is hereby, preserved and shall pass to and be held by Beneficiary as additional collateral and further security for the Indebtedness, to the same extent they would have been preserved and would have been passed to and held by Beneficiary had they been duly and legally assigned, transferred, set over and delivered unto Beneficiary by assignment, notwithstanding the fact that any instrument providing public notice of the same may be satisfied and cancelled of record.

     SECTION 3.15. RIGHT TO CURE. Grantor agrees that upon its failure to perform or observe any provision of any Bond Document, Beneficiary, at its option and without any obligation to do so, may, perform or observe or cause the performance or observance of the same, and all payments made or reasonable costs incurred by Beneficiary in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Grantor to Beneficiary with interest thereon at the Default Rate from the date such payment is made or expense is incurred by Beneficiary, to the date Beneficiary is reimbursed therefor. Beneficiary shall be the sole judge of the necessity for any such actions and of any amounts necessary to be paid in connection therewith. Beneficiary is hereby empowered to enter and to authorize others to enter upon the Security Property or any part thereof for the purpose of such performance or observance without thereby becoming liable to Grantor or any person in possession of any portion of the Security Property holding under Grantor. Grantor expressly acknowledges and agrees, however, that notwithstanding anything contained in this Section 3.15 to the contrary, Beneficiary shall not be obligated under this Section to incur any expense or to perform any act whatsoever.

     SECTION 3.16. INDEMNIFICATION. Grantor shall at all times protect, indemnify and save harmless Trustees and Beneficiary from and against all liabilities, losses, damages, claims, obligations, penalties, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon, incurred by or asserted against Trustees or Beneficiary on account of (a) any failure of Grantor to comply with any of the terms of this Deed of Trust,
(b) any loss or damage to property or any injury to or death of any person that may be occasioned by any cause whatsoever pertaining to the Security Property or the use thereof, (c) any breach of any material representation or warranty of Grantor set forth herein, or (d) any action, suit, claim, demand, administrative proceeding, enforcement action or governmental or private action contesting or affecting title to the Security Property, or arising from or in connection with the financing, acquisition, construction, equipping, ownership, use or operation of the Security Property; provided, however that the foregoing indemnity shall not be applicable with respect to the gross negligence or willful misconduct of the parties to be indemnified. The foregoing shall be equally applicable to the respective officers, directors, employees and agents of Beneficiary or Trustees.

                                   ARTICLE IV

SECURITY AGREEMENT

     SECTION 4.01. SECURITY INTEREST: FINANCING STATEMENTS.

     (a) This Deed of Trust constitutes a security agreement from Grantor to Beneficiary under the UCC. Grantor hereby agrees to execute and deliver on demand, and hereby irrevocably constitutes and appoints Beneficiary as the attorney-in-fact of Grantor, to execute, deliver and, if appropriate, to file with the appropriate filing office or offices, such financing statements or other instruments as Beneficiary may request or require in order to perfect the security interest granted hereby or continue the effectiveness of the same. Beneficiary shall have all of the rights and remedies of a secured party under the UCC. Beneficiary shall not be liable for any loss to any Security Property in Beneficiary's possession, nor shall such loss diminish the amount of the Indebtedness. Grantor shall also execute, deliver and file financing statements with respect to such purchased Equipment that will constitute collateral which is to be leased by Grantor to any third party, naming such third party as the debtor, Grantor as the secured party, and Beneficiary as the assignee of the secured party.

     (b) Grantor represents and warrants that: (i) except as previously disclosed to Beneficiary no financing statement covering any part of the UCC Property is on file in any public office except pursuant hereto, (ii) the chief executive office of Grantor within the meaning of the UCC is located within the Jurisdiction, (iii) all tangible UCC Property will be located on the Land, (iv) Grantor has not changed Grantor's name or identity during the five-year period preceding the date of this Deed of Trust, and (v) the UCC Property is to be used solely for business purposes. Grantor agrees that it will furnish Beneficiary with notice of any change in the matters addressed by clauses (i) through (v) above within thirty (30) days after the effective date of any such change, and Grantor will promptly execute any financing statements or other instruments deemed necessary by Beneficiary to prevent any filed financing statement from becoming misleading or to continue the perfection of the security interest granted hereby.

     (c) Some of the items of UCC Property are goods that are or are to become fixtures related to the real estate described herein, and it is intended that, as to those goods, this Deed of Trust shall be effective as a financing statement filed as a fixture filing from the date of its filing for record in the real estate records of the Jurisdiction.

     (d) Upon the occurrence of an Event of Default, Beneficiary shall have the remedies of a secured party under the UCC including, without limitation, the right to take immediate and exclusive possession of the UCC Property or any part thereof, and for that purpose may enter upon any place where the UCC Property or any part thereof may be situated and remove the same therefrom, and Beneficiary shall be entitled to hold, maintain, preserve and prepare the UCC Property for sale until disposed of, or may retain such property subject to the right of redemption of Grantor, if any, in satisfaction of the obligations of Grantor, all as provided in the UCC. Beneficiary, without removal, may dispose of the UCC Property at the Land or the Project. Beneficiary may require Grantor to assemble the UCC Property and make it available to Beneficiary for its possession at a place to be designated by Beneficiary which is reasonably convenient to the parties. Beneficiary will give Grantor at least fifteen (15) days' notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is provided in accordance with the provisions hereof at least fifteen (15) days before the time of the sale or disposition. Beneficiary may buy at any public sale and if the collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, Beneficiary may buy at private sale. Any such sale may be held as part of and in conjunction with any judicial foreclosure sale or Trustees' sale of the real estate comprising the Security Property and the UCC Property and any remaining Security Property may be sold as one lot if Beneficiary so elects. The net proceeds realized upon any such disposition after deduction for the expenses of retaking, holding, preparing for sale, selling and the like and the reasonable attorneys' fees and legal expenses incurred by Beneficiary shall be applied in satisfaction of the Indebtedness hereby secured. Beneficiary will account to Grantor for any surplus realized on such disposition.

     (e) The remedies of Beneficiary hereunder are cumulative and the exercise of any one or more of the remedies provided herein or under the UCC shall not be construed as a waiver of any other remedies of Beneficiary or Trustees, including having the UCC Property deemed part of the realty upon any judicial foreclosure or Trustees' sale thereof so long as any part of the Indebtedness hereby secured remains unsatisfied.

     (f) Grantor agrees that a photographic or other reproduction of this Deed of Trust may be filed as a financing statement.

     (g) The terms and provisions contained in this Section shall, unless the context otherwise requires, have the meanings and be construed as provided in the UCC.

                                    ARTICLE V

ASSIGNMENT OF LEASES AND RENTS

     SECTION 5.01. LEASES AND RENTS.

     (a) Grantor agrees to execute and deliver to Beneficiary such additional instruments, in form and substance satisfactory to Beneficiary, as may hereafter be reasonably requested by Beneficiary to further evidence and confirm the assignment to Beneficiary and Trustees of the Leases and the Income made in
Article II; provided, however, that acceptance of this assignment shall not be construed as a consent by Beneficiary to any Lease, or to impose upon Beneficiary any obligation with respect thereto; and provided further, that permission is hereby given to Grantor, unless and until an Event of Default shall have occurred, to collect the Income as it becomes due and payable but not in advance, except as provided below. Grantor represents and warrants that no Leases are in existence on the date hereof except the Lease and except as previously disclosed to Beneficiary. Grantor agrees that it shall not execute or enter into any other Leases without first obtaining the consent of Beneficiary to the form, substance and terms of such Lease and the creditworthiness of the tenant. Without first obtaining on each occasion the approval of Beneficiary, which approval may be withheld in the sole discretion of Beneficiary, Grantor shall not (i) cancel or permit the cancellation of any Lease or modify, renew, surrender or terminate, either orally or in writing, any of the Leases, the effect of any of which would be to result in (A) the creation of rights in any tenant greater than those of Beneficiary or (B) the reduction of any of the rights of Beneficiary under this Deed of Trust, or (ii) accept, or permit to be made, any prepayment of any installment of rent or other income thereunder (except for security deposits) more than one (1) month in advance of the date when due. Grantor shall faithfully perform, or cause to be performed, all of the obligations contained in each of the Leases, now or hereafter existing, on the part of Grantor to be performed and shall at all times do all things necessary to compel performance by each other party to the Leases of all obligations by such other party to be performed thereunder. Grantor shall also notify Beneficiary promptly of any default (of which Grantor has knowledge) on the part of any other party to the Leases in the performance of that party's obligations under any of the Leases. This Deed of Trust constitutes an absolute, present and irrevocable assignment of the Income, subject, however, to the conditional permission given to Grantor to collect the same as provided above. The foregoing assignment shall be fully operative without any further action on the part of any party hereto and, specifically, Beneficiary shall be entitled, at its option upon the occurrence of any Event of Default, without notice or demand of any kind to Grantor, to collect and retain all the Income, whether or not Beneficiary takes possession of the Security Property. Exercise by Beneficiary of its rights under this Section and application of any Income to the Indebtedness shall not cure or waive any Event of Default hereunder or invalidate any act done pursuant hereto, but shall be cumulative of all other rights and remedies.

     (b) Except in connection with any approved subordinate financing expressly permitted by Beneficiary, Grantor shall not, without the prior written consent of Beneficiary, which consent may be withheld in Beneficiary's sole and absolute discretion, further assign the Income or any part thereof and any such purported assignment without the express written consent of Beneficiary shall be void as against Beneficiary. Beneficiary consents to an assignment by Grantor of any Income to McLean and Turner for the sole purpose of securing reimbursement obligations to McLean and Turner in a principal amount not to exceed $800,000, together with interest thereon pursuant to letters of credit provided by McLean and Turner in connection with the Agreement, provided that such assignment is at all times subordinate to the liens, assignments of Income and security interests provided to Beneficiary under this Deed of Trust or any other document executed in connection with the Agreement.

     (c) Grantor shall furnish to Beneficiary, within ten (10) days after each request by Beneficiary to do so, a written affidavit sworn to and signed by Grantor setting forth the names of all tenants under the Leases, the terms of their respective Leases, the space occupied, and the rentals payable thereunder, and stating whether any defaults, offsets or defenses have been asserted under or in connection with any of the Leases. All Leases shall provide for the giving by the tenants thereunder of certificates with respect to the status of the Leases and Grantor shall exercise Grantor's right to request such certificates within five (5) days after any demand therefor by Beneficiary.

     (d) Each Lease shall provide (or if any Lease does not so provide, shall be deemed to provide, to the extent permitted by applicable law) that, in the event of the enforcement by Beneficiary of the remedies provided it by law or by this Deed of Trust, the tenant thereunder will, upon request of Beneficiary or any other person or entity succeeding to the interest of Beneficiary as a result of such enforcement, automatically become the tenant of Beneficiary or said successor in interest, without change in the terms or other provisions of its Lease; provided, however, that neither Beneficiary nor any such successor in interest shall be (i) bound by any payment of rental, additional rental or other Income for more than one (1) month in advance, (ii) bound by any amendment or modification of such Lease, the effect of any of which would be to result in (A) the creation of rights in any tenant greater than those of Beneficiary or (B) the reduction of any of the rights of Beneficiary under this Deed of Trust, made without the express written consent of Beneficiary or such successor in interest, (iii) liable for any act or omission of any prior landlord (including Grantor), (iv) liable for the return of any security deposit not paid over to Beneficiary, or (v) subject to any offsets or defenses which the tenant might have against any prior landlord (including Grantor). Each Lease shall also provide (or if such Lease does not so provide, shall be deemed to provide, to the extent permitted by applicable law) that, upon request by such successor in interest, the tenant thereunder shall deliver an instrument confirming such attornment.

     (e) Notwithstanding any other provisions of this Deed of Trust, Grantor shall not hereafter enter into any new Lease, or amend or extend any existing Lease the effect of which amendment would be to result in (i) the creation of rights in any tenant greater than those of Beneficiary or (ii) the reduction of any of the rights of Beneficiary under this Deed of Trust, without the prior written consent of Beneficiary, which consent may be granted or withheld in Beneficiary's sole discretion.

                                   ARTICLE VI

[RESERVED]

                                   ARTICLE VII

EVENTS OF DEFAULT; REMEDIES

     SECTION 7.01. EVENTS OF DEFAULT.

     Each of the following shall be an Event of Default hereunder:

     (a) Failure by Grantor to pay any installment or other portion of the Indebtedness or any other sum that may be due and payable under any of the Bond Documents when due and payable and the expiration of all applicable grace periods;

     (b) Any Event of Default, as that term is defined in Section 9 of the Bond Purchase Agreement shall occur or any event shall occur which under the terms of any Bond Document shall give Beneficiary the option to accelerate the maturity of the Indebtedness;

     (c) Failure by Grantor to observe or perform any term, covenant, condition or agreement of this Deed of Trust (other than any failure resulting in any other Event of Default described herein) for a period of 30 days after notice specifying such failure and requesting that it be remedied, given by the Beneficiary to the Grantor, or in the case of any such default which cannot with due diligence be cured within such 30-day period, failure of the Grantor to proceed promptly to cure the same and thereafter prosecute the curing of the same with due diligence but in no event longer than ninety (90) days after the date of Beneficiary's notice;

     (d) The fact that any material representation or warranty of Grantor contained in this Deed of Trust or in any other Bond Document proves to be untrue or misleading in any material respect as of the time made;

     (e) An Act of Bankruptcy, as defined in the Bond Purchase Agreement;

     (f) The filing by any person or entity of any claim in any legal or equitable proceeding challenging the priority of the lien of this Deed of Trust, subject only to the Permitted Encumbrances (other than the Leases), and the failure of Grantor to have such proceeding dismissed or bonded against within thirty (30) days thereafter;

     (g) Any event of default under any of the instruments and other documents evidencing and securing any subordinate indebtedness secured by a lien on the Security Property that is expressly permitted by Beneficiary and remains uncured beyond any cure period provided for in the applicable instrument or document;

     (h) The rezoning of the Land so as to have a material adverse effect on the security provided by this Deed of Trust;

     (i) The dissolution of Grantor;

     (j) Any event of default under the Lease that remains uncured beyond any applicable cure period provided to the Grantor.

     SECTION 7.02. ACCELERATION OF MATURITY. If an Event of Default shall have occurred, then Beneficiary shall have the right to accelerate the maturities of the Tax-Exempt Bond and the Note, and the entire Indebtedness shall, at the option of Beneficiary, become immediately due and payable without notice or demand, which are hereby expressly waived, time being of the essence as to this Deed of Trust. No delay or omission on the part of Beneficiary to exercise such option when entitled to do so shall be construed as a waiver of such right.

     SECTION 7.03. REMEDIES UPON AN EVENT OF DEFAULT.

     (a) If an Event of Default shall have occurred, Grantor, upon demand of Beneficiary, shall forthwith surrender to Beneficiary or Trustees, or their agents or attorneys, the actual possession of the Security Property and if, and to the extent, permitted by law, Beneficiary itself, Trustees or by such officers or agents as they may appoint, may enter and take possession of the Security Property without the appointment of a receiver or an application therefor, and may exclude Grantor and its agents and employees wholly therefrom, and may have joint access with Grantor to the books, papers and accounts of Grantor.

     (b) If Grantor shall for any reason fail to surrender or deliver the Security Property or any part thereof after such demand by Beneficiary, Beneficiary or Trustees may obtain a judgment or decree conferring upon Beneficiary or Trustees the right to immediate possession or requiring Grantor to deliver immediate possession of the Security Property to Beneficiary or Trustees. Grantor shall pay to Beneficiary and Trustees, upon demand, all expenses of obtaining such judgment or decree, including reasonable compensation to Beneficiary, Trustees and their attorneys and agents, and all such expenses and compensation shall, until paid, be secured by the lien of this Deed of Trust.

     (c) Upon every such entering upon or taking of possession, Beneficiary or Trustees may hold, store, use, operate, manage and control the Security Property and, from time to time (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon, and purchase or otherwise acquire additional fixtures, personalty and other property, (ii) insure or keep the Security Property insured, (iii) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Beneficiary and Trustees, and (iv) perform all acts required of Grantor as landlord under the Lease all as Beneficiary or Trustees may from time to time determine to be to their best advantage. Beneficiary or Trustees may collect and receive all the Income, whether past due or thereafter accruing, and after deducting (i) all expenses of taking, holding, managing and operating the Security Property (including compensation for the services of all persons employed for such purposes), (ii) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions, (iii) the cost of such insurance, (iv) such Impositions as Beneficiary or Trustees may at their option pay, (v) other proper charges upon the Security Property or any part thereof, and (vi) the compensation, expenses and disbursements of the attorneys and agents of Beneficiary and Trustees, Beneficiary and Trustees shall apply the remainder of the monies and proceeds so received by Beneficiary and Trustees to the payment of the Indebtedness in whatever manner Beneficiary may elect, and the balance, if any, shall be turned over to Grantor or to such other person or entity as may be lawfully entitled thereto. Anything in this Section to the contrary notwithstanding, Beneficiary and Trustees shall not be obligated to discharge or perform the duties of a landlord to any tenant or incur any liability as the result of any exercise by Beneficiary or Trustees of their rights under this Deed of Trust, and Beneficiary and Trustees shall be liable to account only for the Income actually received by Beneficiary or Trustees and shall in no manner be deemed fiduciaries.

     (d) For the purpose of carrying out the provisions of this Section, Grantor hereby irrevocably constitutes and appoints Beneficiary and Trustees, either of whom may act, the true and lawful attorneys-in-fact of Grantor to do and perform, from time to time, any and all actions necessary and incidental to such purpose, and by these presents ratifies and confirms any and all actions of such attorney-in-fact.

     (e) In the event that all the Indebtedness and all other amounts due under the Bond Documents shall have been paid and all Events of Default cured and satisfied, and as a result thereof, Beneficiary and Trustees surrender possession of the Security Property to Grantor, the same right to taking possession shall exist if any subsequent Event of Default shall occur.

     SECTION 7.04. RECEIVER. If an Event of Default shall have occurred, Beneficiary, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right without notice and without regard to the sufficiency or value of any security for the Indebtedness or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Security Property and to collect and apply the Income. The receiver shall have all of the rights and powers permitted under the laws of the State. Grantor shall pay to Beneficiary or Trustees upon demand all expenses, including receiver's fees, reasonable attorneys' fees, costs and agent's compensation incurred pursuant to the provisions of this Section, and all such expenses shall be secured by the lien of this Deed of Trust.

     SECTION 7.05. ENFORCEMENT.

     (a) If an Event of Default shall have occurred, Beneficiary, at its option, may effect the foreclosure of this Deed of Trust by directing Trustees to sell the Security Property, or any interest therein or any part thereof, at public sale conducted according to applicable law, at such time and place, and upon such terms and conditions, as Beneficiary may deem expedient or as may be required or permitted by applicable law. Trustees shall first give notice prior to the sale of the Security Property as to the time, place and terms of sale in a manner required by applicable law, and Grantor agrees that such advertising shall be inserted in a newspaper published or having a general circulation in the jurisdiction not less than once a week for two consecutive weeks. Such advertisement shall set forth a description of the property to be sold and shall identify the property by street address, if any, or if none, shall give the general location of the property with reference to streets, routes or known landmarks. The Trustees shall also give written notice of such sale to Grantor at its last known address as it appears in the records of Beneficiary. In the event of any sale under the terms of this Deed of Trust, Grantor shall pay a reasonable fee to Trustees which shall not exceed the maximum fee allowed by applicable law, reasonable attorneys' fees and all expenses incurred in obtaining or continuing abstracts of title for the purpose of any such sale.

     (b) Beneficiary shall have the right from time to time to enforce any legal or equitable remedy against Grantor including, without limitation, suing for any portion of the Indebtedness, any Impositions or any other sums required to be paid under the terms of this Deed of Trust, as the same become due, without regard to whether or not all of the Indebtedness shall then be due, and without prejudice to the right of Beneficiary thereafter to enforce any other remedy including, without limitation, an action of foreclosure, whether or not such other remedy is based upon an Event of Default which existed at the time of commencement of an earlier or pending action, and whether or not such other remedy is based upon the same Event of Default upon which an earlier or pending action is based.

     SECTION 7.06. PURCHASE BY BENEFICIARY. Upon any foreclosure sale, Beneficiary may bid for and purchase the Security Property or any part thereof and shall be entitled to apply all or any part of the Indebtedness as a credit to the purchase price.

     SECTION 7.07. APPLICATION OF PROCEEDS OF SALE. In the event of a foreclosure sale of all or any portion of the Security Property, the proceeds of said sale shall be applied in the manner prescribed by Beneficiary, subject to applicable law, with any surplus being paid to Grantor or any other person or entity who may be lawfully entitled thereto.

     SECTION 7.08. TENANT HOLDING OVER. In the event of any such foreclosure sale by Trustees, Grantor shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to the provisions of law applicable to tenants holding over.

     SECTION 7.09. LEASES. Beneficiary and Trustees, at their option, are authorized to foreclose this Deed of Trust subject to the rights of any tenants in the Security Property, if any, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Grantor, a defense to any proceedings instituted by Beneficiary to collect the Indebtedness.

     SECTION 7.10. DISCONTINUANCE OF PROCEEDS. In case Beneficiary or Trustees shall have proceeded to enforce any right, power or remedy under this Deed of Trust by foreclosure, entry or otherwise, and such proceeding shall have been withdrawn, discontinued or abandoned for any reason, or shall have been determined adverse to Beneficiary or Trustees, then in every such case (a) Grantor, Beneficiary and Trustees shall be restored to their former positions and rights, (b) all rights, powers and remedies of Beneficiary and Trustees shall continue as if no such proceeding had been taken, (c) each and every Event of Default declared or occurring prior or subsequent to such withdrawal, discontinuance or abandonment shall be or shall be deemed to be a continuing Event of Default unless otherwise expressly agreed in writing by the Grantor and the Beneficiary and (d) neither this Deed of Trust, the Indebtedness nor any other of the Bond Documents shall be or shall be deemed to have been reinstated or otherwise affected by such withdrawal, discontinuance or abandonment unless otherwise expressly agreed in writing by the Grantor and the Beneficiary.

     SECTION 7.11. REMEDIES CUMULATIVE. No right, power or remedy conferred upon or reserved to Beneficiary or Trustees by this Deed of Trust is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy set forth in this Article VII or elsewhere in this Deed of Trust shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law, in equity or by statute.

     SECTION 7.12. SUITS TO PROTECT THE SECURITY PROPERTY. Beneficiary shall have the power (a) to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Security Property by any acts which may be unlawful or any violation of this Deed of Trust, (b) to preserve and protect its interest in the Security Property and in the Income arising therefrom, and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of Beneficiary.

     SECTION 7.13. MARSHALLING. At any foreclosure sale, the Security Property may, at Beneficiary's option, be offered for sale for one total price and the proceeds of such sale accounted for in one account without distinction between the items of security or without assigning to them any proportion of such proceeds, Grantor hereby waiving the application of any doctrine of marshalling. In case Beneficiary and Trustees, in the exercise of the power of sale herein given, elect to sell the Security Property in parts or parcels, such sales may be held from time to time, and the power shall not be fully executed until all of the Security Property not previously sold shall have been sold.

     SECTION 7.14. SECURITY DEPOSITS. If Grantor shall obtain from any tenant or subtenant under any Lease, a deposit to secure such tenant's or subtenant's obligations, such funds, following any Event of Default under this Deed of Trust, shall be deposited with Beneficiary in accounts maintained by Beneficiary in its name, but any such deposits shall be returned to Grantor when required by the terms of any such Lease, to be paid over to the tenant or subtenant. Grantor represents that the provisions of any applicable laws relating to security deposits have been satisfied with respect to each existing tenant, subtenant or occupant of the Security Property and agrees that they will be satisfied with respect to each new tenant, subtenant, or occupant of the Security Property. Grantor will furnish details of such satisfaction from time to time upon the request of Beneficiary in such detail as Beneficiary may require.

     SECTION 7.15. WAIVER OF APPRAISEMENT; VALUATION. Unless Grantor or anyone on its behalf shall have tendered payment of the full amount necessary to satisfy all sums due hereunder at any time prior to foreclosure, Grantor agrees, to the fullest extent permitted by law, that in case of an Event of Default, neither Grantor nor anyone claiming through or under Grantor will set up, claim or seek to take advantage of any moratorium, reinstatement, forbearance, appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust or any term, condition, covenant or agreement of any of the other Documents, or the absolute sale of the Security Property or the delivery of possession thereof immediately after such sale to the purchaser at such sale Grantor, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets subject to the lien of this Deed of Trust marshalled upon any foreclosure.

     SECTION 7.16. WAIVER OF TRIAL BY JURY. Grantor hereby waives, to the fullest extent permitted by law, the right to trial by jury in any action, proceeding or counterclaim, whether in contract, tort or otherwise, relating directly or indirectly to the loan evidenced by the Note, the application for the loan evidenced by the Note, the Note, this Deed of Trust or the other security documents or any acts or omissions of the Beneficiary, its officers, employees, directors or agents in connection therewith.

                                  ARTICLE VIII

MISCELLANEOUS PROVISIONS

     SECTION 8.01. SUCCESSORS AND ASSIGNS. Subject to the provisions hereof restricting assignments by the parties hereto, this Deed of Trust shall inure to the benefit of and be binding upon Grantor, Beneficiary and Trustees, and their respective legal representatives, successors and assigns.

     SECTION 8.02. SEVERABILITY. If any provision of this Deed of Trust or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Deed of Trust and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforceable to the greatest extent permitted by law.

     SECTION 8.03. APPLICABLE LAW. This Deed of Trust shall be interpreted, construed and enforced according to the laws of the Commonwealth of Virginia, without reference to conflicts of laws principles.

     SECTION 8.04. NOTICES, DEMANDS AND REQUESTS. All notices, demands or requests provided for or permitted to be given pursuant to this Deed of Trust shall be in writing and shall be delivered in person or sent by registered or certified United States mail, postage prepaid, return receipt requested, or by express courier to Beneficiary, Trustees, and Grantor at their respective addresses set forth in the Bond Purchase Agreement or this Deed of Trust or to such other addresses as are specified by no less than ten (10) days' prior written notice delivered in accordance herewith. All such notices, demands and requests shall be deemed effectively given and delivered on the postmark date of mailing, or, if delivered personally, when received. Rejection or other refusal to accept or the inability to deliver because of a changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent.

     SECTION 8.05. CONSENTS AND APPROVALS. All approvals and consents hereunder shall be in writing and no approval or consent shall be deemed to have been given hereunder unless evidenced in a writing signed by the party from whom the approval or consent is sought.

     SECTION 8.06. WAIVER. No delay or omission of Beneficiary to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or any acquiescence therein, and every right, power and remedy given by this Deed of Trust to Beneficiary and Trustees may be exercised from time to time and as often as may be deemed expedient by Beneficiary and Trustees. No consent or waiver, express or implied, by Beneficiary to or of any Event of Default by Grantor in the performance of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other Event of Default in the performance of the same or any other obligations of Grantor hereunder. Failure on the part of Beneficiary to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Beneficiary of its rights hereunder or impair any rights, powers or remedies consequent on any breach or default by Grantor. By accepting payment after the due date of any amount payable under this Deed of Trust or under any of the other Bond Documents, Beneficiary or the Trustees shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Deed of Trust or under any of the other Bond Documents, or to declare an Event of Default for failure to effect such prompt payment of any such other amount. Neither the Grantor nor any other person now or hereafter obligated for the payment of the whole or any part of the Indebtedness now or hereafter secured by this Deed of Trust shall be relieved of such obligation by reason of the failure of Beneficiary to comply with any request of Grantor or of any other person so obligated to take action to foreclose this Deed of Trust or otherwise enforce any of the provisions of this Deed of Trust or of any obligations secured by this Deed of Trust, or by reason of any agreement or stipulation between any subsequent owner or owners of the Security Property or any part thereof, or by Beneficiary extending the time of payment or modifying the terms of this Deed of Trust or the other Bond Documents without first having obtained the consent of Grantor or such other person, and in the latter event, Grantor and all such other persons shall continue to be liable to make such payments according to the terms of any such agreement or extension or modification unless expressly released and discharged in writing by Beneficiary. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien on the Security Property, Beneficiary may release the obligation of any person at any time liable for any of the Indebtedness secured by this Deed of Trust or any part of the security held for the Indebtedness and may extend the time of payment or otherwise modify the terms of this Deed of Trust or the other Bond Documents without, as to the security or the remainder thereof, in anyway impairing or affecting the lien or security interest of this Deed of Trust or the priority of such lien or security interest, as security for the payment of the Indebtedness as it may be so extended or modified, over any subordinate lien. The holder of any subordinate lien shall have no right to terminate any Lease whether or not such Lease be subordinate to this Deed of Trust. Beneficiary may resort for the payment of the Indebtedness secured hereby to the Security Property or to any other security or collateral therefor held by the Beneficiary in such order and manner as the Beneficiary may elect.

     SECTION 8.07. EXECUTION COUNTERPARTS. This Deed of Trust may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same Deed of Trust.

     SECTION 8.08. TIME OF THE ESSENCE. TIME IS OF THE ESSENCE with respect to each and every covenant, agreement and obligation of Grantor under this Deed of Trust.

     SECTION 8.09. ATTORNEYS' FEES. The meaning of the terms "legal fees" or "attorneys' fees" or any other reference to the fees of attorneys or counsel, wherever used in this Deed of Trust, shall be deemed to include, without limitation, all reasonable legal fees relating to litigation or appeals at any and all levels of courts and administrative tribunals.

     SECTION 8.10. NO LIABILITY. No grant, conveyance, assignment, mortgage, security interest or other right created in the Security Property pursuant to
Article II or any other provision of this Deed of Trust shall in any way impair or diminish the obligations of Grantor under or with respect to any of the Security Property or impose any of such obligations on Beneficiary or Trustees.

     SECTION 8.11. INCORPORATION OF STATUTORY PROVISIONS. To the extent not otherwise explicitly stated herein, this Deed of Trust shall be construed to impose and confer upon the parties hereto, and the beneficiaries hereunder, all duties, rights and obligations prescribed in Section 55-59 and Sections 55-59.1 through 55-59.4 of the Virginia Code, and to incorporate the following by short form reference to Sections 55-59.2 and 55-60 of the Virginia Code:

     Exemptions waived

     Advertisement required: once a week for two weeks

     Subject to all (call) upon default

     Renewal, extension or reinstatement permitted

     Any Trustee may act

     Substitution of any or all of the Trustees may be made at the discretion of Beneficiary for any reason whatsoever.

     Section 8.12. DEBT SECURED SUBJECT TO CALL. THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL OR THE TERMS THEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY HEREBY CONVEYED.

                                   ARTICLE IX

TRUSTEES

     SECTION 9.01. PERFORMANCE OF DUTIES; LIABILITY; COMPENSATION. Trustees, by their acceptance hereof, covenant to perform and fulfill faithfully the trusts herein created, being liable, however, only for willful misconduct or gross negligence, and hereby waive any statutory fee and agree to accept reasonable compensation in lieu thereof for any services rendered by them in accordance with the terms hereof.

     SECTION 9.02. RESIGNATION. Trustees may resign at any time upon giving thirty (30) days' prior notice in writing to Grantor and to Beneficiary.

     SECTION 9.03. REMOVAL AND SUBSTITUTION. Beneficiary may remove either or both Trustees at any time or from time to time and select a successor trustee or trustees. In the event of the death, removal, resignation, refusal to act, or inability to act of either or both Trustees, or in its sole discretion for any reason whatsoever, Beneficiary may, without notice, without specifying any reason therefor and without applying to any court, select and appoint a successor Trustee or Trustees, and all powers, rights, duties and authority of Trustees shall thereupon become vested in the successors. The substitute trustees shall not be required to give bond for the faithful performance of their duties unless required by Beneficiary.

     SECTION 9.04. ANY TRUSTEE MAY ACT. All rights granted to and all powers conferred upon Trustees hereunder may be exercised by both or either of Trustees.

     SECTION 9.05. TRUSTEES' EXPENSES AND INDEMNITY. Grantor shall pay the fees and expenses of the Trustees for acting as trustees under this Deed of Trust, including but not limited to the reasonable fees and expenses of counsel employed by the Trustees. Before taking any action under this Deed of Trust, the Trustees may require that satisfactory indemnity be furnished to them for the reimbursement of all expenses to which they may be put and to protect them against all liability by reason of any action so taken, except liability which is adjudicated to have resulted from their gross negligence or willful default.

     IN WITNESS WHEREOF, Grantor has executed this Deed of Trust, as of the day and year first written above.

                                      BIOTAGE REAL ESTATE, LLC,
                                      a Virginia limited liability company


                                      By: /s/ David B. Patteson
                                          -------------------------------
                                              David B. Patteson, Manager

COMMONWEALTH OF VIRGINIA

CITY OF CHARLOTTESVILLE, VIRGINIA

     The foregoing instrument was acknowledged before me this 1st day of April, 2002, in the jurisdiction aforesaid, by David B. Patteson, Manager of Biotage Real Estate, LLC, on behalf of the company.

                                   /s/ Deanna W. Gregory (commissioned as Deanna
                                   ---------------------------------------------
                                   Pruckner)
                                   ---------

                                                 Notary Public

(SEAL)

My commission expires ________________.

                                    EXHIBIT A

ALL that certain lot or parcel of land, situated in Albemarle County, Virginia, located in the University of Virginia Real Estate Foundation North Fork Business Park, containing 7.100 acres, more or less, and being more particularly identified as Parcel F-1A on a plat of Draper Aden Associated, dated February 25, 2001, last revised September 25, 2001, of record in the Clerk's Office, Circuit Court, Albemarle County, Virginia, in Deed Book 2085, page 709.

BEING the same property conveyed to Biotage, Inc., a Delaware corporation, by deed from University of Virginia Real Estate Foundation, a Virginia nonstock corporation dated September 27, 2001, recorded September 28, 2001 in the Clerk's Office, Circuit Court, Albemarle County, Virginia Deed Book 2065, page 720.

                             VIRGINIA NATIONAL BANK

                               GUARANTY AGREEMENT

                                                             April 1, 2002

Dear Sirs:

     As an inducement to VIRGINIA NATIONAL BANK, Charlottesville, Virginia ("Bank") to extend credit to and to otherwise deal with BIOTAGE REAL ESTATE, LLC, a Virginia limited liability company ("Borrower"), and in consideration thereof, the undersigned (and each of the undersigned jointly and severally if more than one) hereby absolutely and unconditionally guarantees to Bank and its successors and assigns the due and punctual payment of any and all notes, drafts, debts, obligations and liabilities, primary or secondary (whether by way of endorsement of otherwise) of Borrower at any time, now or hereafter, incurred with or held by Bank pursuant to or under the Bond Documents (as such term is defined by the Loan Agreement, dated as of April 1, 2002, by and among Borrower, Biotage, Inc., the Industrial Development Authority of Albemarle County, Virginia (the "Authority"), and the undersigned, and the Bond Purchase Agreement, dated as of April 1, 2002, by and among Bank, Borrower, Biotage, Inc., the Authority and the undersigned), together with interest, as and when the same become due and payable, whether by acceleration or otherwise, in accordance with the terms of any such notes, drafts, debts, obligations or liabilities or agreements evidencing any such indebtedness, obligation or liability including all renewals, extensions and modifications thereof, including without limitation the promissory note dated as of the Closing Date (as defined in the Bond Documents). The obligation of the undersigned is a guarantee of payment and not of collection.

     The undersigned is Bank's debtor for all indebtedness, obligations and liabilities of which this Guaranty is made, and Bank shall also at all times have a lien on and security interest in all stocks, bonds and other securities of the undersigned at any time in Bank's possession and the same shall at Bank's option be held, administered and disposed of as collateral to any such indebtedness, obligation or liability of the Borrower, and Bank shall also at all times have the right of set-off against any deposit account of the undersigned with Bank in the same manner and to the same extent that the right of set-off may exist against the Borrower.

     It is understood that any such notes, drafts, debts, obligations and liabilities may be accepted or created by or with Bank at any time and from time to time without notice to the undersigned, and the undersigned hereby expressly waives presentment, demand, protest, and notice of dishonor of any such notes, drafts, debts, obligations and liabilities or other evidences of any such indebtedness, obligation or liability.

     Bank may receive and accept from time to time any securities or other property as a collateral to any such notes, drafts, debts, obligations and liabilities, and may surrender, compromise, exchange and release absolutely the same or any part thereof at any time without notice to the undersigned and without in any manner affecting the obligation and liability of the undersigned hereby created. The undersigned agrees that Bank shall have no obligation to protest, perfect, secure or insure any security interests, liens or encumbrances now or hereafter held for the indebtedness, obligations and liabilities for which this Guaranty is made. Notwithstanding any other provision of this Guaranty, as a condition of the Bank's enforcement of this Guaranty the Bank agrees to give the undersigned notice of the Event of Default (as such term is defined in the Bond Documents) by Borrower under the Bond Documents for which the Bank seeks enforcement. Such notice shall be given to the address set forth herein below in the same manner as provided in the Bond Documents.

     This obligation and liability on the part of the undersigned shall be a primary, and not a secondary, obligation and liability, payable immediately upon demand without recourse first having been had by Bank against the Borrower or any other guarantor, person, firm or corporation, and without first resorting to any property held by Bank as collateral security; and the undersigned hereby waives the benefits of all provisions of law, including but not limited to the provisions of Virginia Code Sections 49-25 and 49-26 or their successors, for stay or delay of execution or sale of property or other satisfaction of the indebtedness, obligation or liability thereon returned unsatisfied, or until it is shown that the Borrower has no property available for the satisfaction of the indebtedness, obligation or liability guaranteed hereby, or until any other proceedings can be had; and the undersigned hereby agrees to indemnify the Bank for all costs of collection, including but not limited to the costs of repossession, foreclosure, reasonable attorneys' fees, and court costs incurred by the Bank in the event that the Bank should first be required by the undersigned to resort to any property held by the Bank or in which the Bank has a security interest or to obtain execution or other satisfaction of a judgment against the Borrower on account of Borrower's obligation and liability for its indebtedness guaranteed hereby, and the undersigned further agrees that the undersigned is responsible for any obligation or debt, or portion thereof, of the Borrower to the Bank which has been paid by the Borrower to the Bank and which the Bank is subsequently required to return to the Borrower or a trustee for the Borrower in any bankruptcy or insolvency proceeding; and the undersigned further agrees that none of the undersigned shall have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the debts and obligations of the Borrower to Bank unless and until all of the debts and obligations of the Borrower to Bank have been paid in full. The undersigned hereby waives, to the extent avoidable under any provision of the Bankruptcy Code, any right arising upon payment by the undersigned of any obligation under this Guaranty to assert a claim against the bankruptcy estate of the Borrower.

     This agreement shall inure to the benefit of Bank, its successors and assigns, and the owners and holders of any of the indebtedness, obligations and liabilities hereby guaranteed, and shall remain in force until a written notice revoking it has been received by Bank; but such revocation shall not release the undersigned from liability to Bank, its successors and assigns, or the owners and holders of any of the indebtedness, obligations and liabilities hereby guaranteed, for any indebtedness, obligation or liability of the Borrower which is hereby guaranteed and then in existence or from any renewals, extensions or modifications thereof in whole or in part, whether such renewals, extensions or modifications are made before or after such revocation, with or without notice to the undersigned. The undersigned waives presentment, demand, protest and notices of every kind and assents to any one or more extensions, modifications, renewals or postponements of the time or amount of payment or any other indulgences given to Borrower. The undersigned shall be responsible for and shall reimburse the Bank for all costs and expenses (including reasonable attorneys' fees) incurred by the Bank in connection with the enforcement of this Guaranty or the protection or preservation of any right or claim of the Bank in connection herewith, including without limitation costs and expenses incurred by the Bank in connection with its attempts to collect the indebtedness, obligations, and liabilities guaranteed hereby.

     The undersigned covenants, warrants, and represents to the Bank that: (i) this guaranty is enforceable against the undersigned in accordance with its terms; (ii) the execution and delivery of this Guaranty does not violate or constitute a breach of any agreement to which the undersigned is a party; (iii) that there is no litigation, claim, action or proceeding pending or, to the best knowledge of the undersigned, threatened against the undersigned which would materially adversely affect the financial condition of the undersigned or his ability to fulfill his obligations hereunder; and (iv) that the undersigned has knowledge of the Borrower's financial condition and affairs.

     This Guaranty is made in and shall be construed in accordance with the laws and judicial decisions of the State of Virginia. The undersigned agrees that any dispute arising out of this Guaranty shall be adjudicated in either the state or federal courts of Virginia and in no other forum. For that purpose, the undersigned hereby submits to the jurisdiction of the state and/or federal courts of Virginia. The undersigned waives any defense that venue is not proper for any action brought in any federal or state court in the State of Virginia.

             WITNESS the following signature and seal:

                                      BIOTAGE INC.

                                      A DELAWARE CORPORATION

                                      By:  /s/ David B. Patteson
                                           ----------------------

                                      Its: President
                                           ----------------------

STATE OF VIRGINIA

COUNTY OF ALBEMARLE, to-wit:

     The foregoing instrument was acknowledged before me this 1st day of April 2002, by David B. Patteson, President of Biotage, Inc.

Given under my hand and seal this 1st day of April 2002.

          /s/ Deanna W. Gregory (commissioned as Deanna Gregory Pruckner)
          ---------------------------------------------------------------
          Notary Public

                         My Commission Expires: _____________________.

                             VIRGINIA NATIONAL BANK

                               GUARANTY AGREEMENT

                                                             April 1, 2002

Dear Sirs:

     As an inducement to VIRGINIA NATIONAL BANK, Charlottesville, Virginia ("Bank") to extend credit to and to otherwise deal with BIOTAGE REAL ESTATE, LLC, a Virginia limited liability company ("Borrower"), and in consideration thereof, the undersigned (and each of the undersigned jointly and severally if more than one) hereby absolutely and unconditionally guarantees to Bank and its successors and assigns the due and punctual payment of any and all notes, drafts, debts, obligations and liabilities, primary or secondary (whether by way of endorsement of otherwise) of Borrower at any time, now or hereafter, incurred with or held by Bank pursuant to or under the Bond Documents (as such term is defined by the Loan Agreement, dated as of April 1, 2002, by and among Borrower, Biotage, Inc., the Industrial Development Authority of Albemarle County, Virginia (the "Authority"), and the undersigned, and the Bond Purchase Agreement, dated as of April 1, 2002, by and among Bank, Borrower, Biotage, Inc., the Authority and the undersigned), together with interest, as and when the same become due and payable, whether by acceleration or otherwise, in accordance with the terms of any such notes, drafts, debts, obligations or liabilities or agreements evidencing any such indebtedness, obligation or liability including all renewals, extensions and modifications thereof, including without limitation the promissory note dated as of the Closing Date (as defined in the Bond Documents). The obligation of the undersigned is a guarantee of payment and not of collection.

     The undersigned is Bank's debtor for all indebtedness, obligations and liabilities of which this Guaranty is made, and Bank shall also at all times have a lien on and security interest in all stocks, bonds and other securities of the undersigned at any time in Bank's possession and the same shall at Bank's option be held, administered and disposed of as collateral to any such indebtedness, obligation or liability of the Borrower, and Bank shall also at all times have the right of set-off against any deposit account of the undersigned with Bank in the same manner and to the same extent that the right of set-off may exist against the Borrower.

     It is understood that any such notes, drafts, debts, obligations and liabilities may be accepted or created by or with Bank at any time and from time to time without notice to the undersigned, and the undersigned hereby expressly waives presentment, demand, protest, and notice of dishonor of any such notes, drafts, debts, obligations and liabilities or other evidences of any such indebtedness, obligation or liability.

     Bank may receive and accept from time to time any securities or other property as a collateral to any such notes, drafts, debts, obligations and liabilities, and may surrender, compromise, exchange and release absolutely the same or any part thereof at any time without notice to the undersigned and without in any manner affecting the obligation and liability of the undersigned hereby created. The undersigned agrees that Bank shall have no obligation to protest, perfect, secure or insure any security interests, liens or encumbrances now or hereafter held for the indebtedness, obligations and liabilities for which this Guaranty is made. Notwithstanding any other provision of this Guaranty, as a condition of the Bank's enforcement of this Guaranty the Bank agrees to give the undersigned notice of the Event of Default (as such term is defined in the Bond Documents) by Borrower under the Bond Documents for which the Bank seeks enforcement. Such notice shall be given to the address set forth herein below in the same manner as provided in the Bond Documents.

     This obligation and liability on the part of the undersigned shall be a primary, and not a secondary, obligation and liability, payable immediately upon demand without recourse first having been had by Bank against the Borrower or any other guarantor, person, firm or corporation, and without first resorting to any property held by Bank as collateral security; and the undersigned hereby waives the benefits of all provisions of law, including but not limited to the provisions of Virginia Code Sections 49-25 and 49-26 or their successors, for stay or delay of execution or sale of property or other satisfaction of the indebtedness, obligation or liability thereon returned unsatisfied, or until it is shown that the Borrower has no property available for the satisfaction of the indebtedness, obligation or liability guaranteed hereby, or until any other proceedings can be had; and the undersigned hereby agrees to indemnify the Bank for all costs of collection, including but not limited to the costs of repossession, foreclosure, reasonable attorneys' fees, and court costs incurred by the Bank in the event that the Bank should first be required by the undersigned to resort to any property held by the Bank or in which the Bank has a security interest or to obtain execution or other satisfaction of a judgment against the Borrower on account of Borrower's obligation and liability for its indebtedness guaranteed hereby, and the undersigned further agrees that the undersigned is responsible for any obligation or debt, or portion thereof, of the Borrower to the Bank which has been paid by the Borrower to the Bank and which the Bank is subsequently required to return to the Borrower or a trustee for the Borrower in any bankruptcy or insolvency proceeding; and the undersigned further agrees that none of the undersigned shall have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the debts and obligations of the Borrower to Bank unless and until all of the debts and obligations of the Borrower to Bank have been paid in full. The undersigned hereby waives, to the extent avoidable under any provision of the Bankruptcy Code, any right arising upon payment by the undersigned of any obligation under this Guaranty to assert a claim against the bankruptcy estate of the Borrower.

     This agreement shall inure to the benefit of Bank, its successors and assigns, and the owners and holders of any of the indebtedness, obligations and liabilities hereby guaranteed, and shall remain in force until a written notice revoking it has been received by Bank; but such revocation shall not release the undersigned from liability to Bank, its successors and assigns, or the owners and holders of any of the indebtedness, obligations and liabilities hereby guaranteed, for any indebtedness, obligation or liability of the Borrower which is hereby guaranteed and then in existence or from any renewals, extensions or modifications thereof in whole or in part, whether such renewals, extensions or modifications are made before or after such revocation, with or without notice to the undersigned. The undersigned waives presentment, demand, protest and notices of every kind and assents to any one or more extensions, modifications, renewals or postponements of the time or amount of payment or any other indulgences given to Borrower. The undersigned shall be responsible for and shall reimburse the Bank for all costs and expenses (including reasonable attorneys' fees) incurred by the Bank in connection with the enforcement of this Guaranty or the protection or preservation of any right or claim of the Bank in connection herewith, including without limitation costs and expenses incurred by the Bank in connection with its attempts to collect the indebtedness, obligations, and liabilities guaranteed hereby.

     The undersigned covenants, warrants, and represents to the Bank that: (i) this guaranty is enforceable against the undersigned in accordance with its terms; (ii) the execution and delivery of this Guaranty does not violate or constitute a breach of any agreement to which the undersigned is a party; (iii) that there is no litigation, claim, action or proceeding pending or, to the best knowledge of the undersigned, threatened against the undersigned which would materially adversely affect the financial condition of the undersigned or his ability to fulfill his obligations hereunder; and (iv) that the undersigned has knowledge of the Borrower's financial condition and affairs.

     This Guaranty is made in and shall be construed in accordance with the laws and judicial decisions of the State of Virginia. The undersigned agrees that any dispute arising out of this Guaranty shall be adjudicated in either the state or federal courts of Virginia and in no other forum. For that purpose, the undersigned hereby submits to the jurisdiction of the state and/or federal courts of Virginia. The undersigned waives any defense that venue is not proper for any action brought in any federal or state court in the State of Virginia.

             WITNESS the following signature and seal:

                                      DYAX CORP.
                                      A DELAWARE CORPORATION
                                      300 Technology Square
                                      Cambridge, Massachusetts 02139


                                      By:  /s/ Henry E. Blair
                                           -------------------------------------

                                      Its: President and Chief Executive Officer
                                           -------------------------------------

STATE OF VIRGINIA

COUNTY OF ALBEMARLE, to-wit:

     The foregoing instrument was acknowledged before me this 1st day of April 2002, by Henry E. Blair, President and Chief Executive Officer of Dyax Corp.
                        [Position]
Given under my hand and seal this 1st day of April 2002.

          /s/ Deanna W. Gregory (commissioned as Deanna Gregory Pruckner)
          ---------------------------------------------------------------
                 Notary Public

                        My Commission Expires:_____________________.

THIS ASSIGNMENT IS EXEMPT FROM RECORDATION TAXES PURSUANT TO CODE OF VIRGINIA SECTION 58.1-809

                         ASSIGNMENT OF LEASES AND RENTS

     THIS ASSIGNMENT OF LEASES AND RENTS (this "Assignment") is made as of the 1st day of April 2002, by and between BIOTAGE REAL ESTATE, LLC, a Virginia limited liability company (the "Company" and the "Grantor" for indexing purposes) and VIRGINIA NATIONAL BANK, a national banking organization (the "Bank" and the "Grantee" for indexing purposes).

                                    RECITALS

          A. Pursuant to a Bond Purchase Agreement, made as of April 1, 2002, (the "Bond Agreement"), by and among the parties, Biotage, Inc., a Delaware Corporation (the "Lessee"), and the Industrial Development Authority of Albemarle County, Virginia, a political subdivision of the Commonwealth of Virginia (the "Authority"), and a Loan Agreement (the "Loan Agreement"), made as of April 1, 2002, between the Company, the Lessee and the Authority, the Authority has agreed, (1) to issue and sell to the Bank its Industrial Development Revenue Bond (Biotage Project), Series 2002 (the "Bonds"), in the principal amount of Four Million Two Hundred Fifty Thousand Dollars ($4,250,000.00), (2) to loan the proceeds of the sale of the Bonds to the Company to finance the acquisition of the Land and the construction of the Project (the "Loan"), and (3) to assign to the Bank, as security for the Bonds, certain rights under the Loan Agreement together with the Company's Note.

          B. The Company has executed and delivered to the Bank certain documents (collectively, the "Bond Documents") for the purpose of evidencing and securing the Company's obligations under the Loan Agreement and the Company's Note, including, but not limited to, the Bond Agreement, the Loan Agreement, the Company's Note, and the Credit Line Deed of Trust, Assignment and Security Agreement (the "Deed of Trust"), each dated as of April 1, 2002, except for the Company's Note which is dated as of the Closing Date. All capitalized terms not defined herein shall have the meanings specified in the Loan Agreement, unless the context otherwise requires.

          C. The Bank requires this Assignment to further secure, (a) payment of all amounts now or hereafter owing to the Bank by the Company under the Bond Documents, and (b) the performance and discharge of each and every obligation, covenant and agreement of the Company contained herein or in the other Bond Documents, and all costs of collection, including reasonable attorney's fees, as provided in the Assignment and the other Bond Documents (collectively, the "Obligations").

                                    AGREEMENT

     NOW, THEREFORE, for and in consideration of the Loan, as additional security for the obligations of the Company under the Company's Note and the other Bond Documents, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Company hereby agrees as follows:

     1. ASSIGNMENT. The Company hereby absolutely and irrevocably assigns and transfers to the Bank: (a) the income, rents, receivables, security or similar deposits, revenues, issues, royalties, profits, earnings, products and proceeds from any and all of the Land (collectively, the "Rents, Issues and Profits") together with the right, power and authority to collect the same; (b) all leases, written or oral, now in existence or hereafter arising, all other agreements for the use and occupancy of all or any portion of the Land, and any and all extensions or renewals of any thereof, including without limitation all leases listed on Exhibit A hereto, (individually "Lease" and collectively, the "Leases"), together with the right, power and authority of the Company to alter, modify or change the terms thereof, or surrender, cancel or terminate the same; and (c) any and all guarantees of any obligations of any lessee under any of the Leases (a "Lessee"). The Company irrevocably appoints the Bank its true and lawful attorney-in-fact, at any time and from time to time, at the option of the Bank to demand, receive and enforce payment of Rents, Issues and Profits, to give receipts, releases and satisfactions, to sue, in the name of the Company or the Bank, for all the Rents, Issues and Profits and to apply the same to the Obligations, save that the Company shall have the right and license to collect the Rents, Issues and Profits prior to any Event of Default under any of the Bond Documents. The assignment of the Rents, Issues and Profits in this Assignment is an absolute assignment from the Company to the Bank and not merely the passing of a security interest.

     2. WARRANTIES OF THE COMPANY. The Company warrants to the Bank that, (a) it is the sole owner of the fee simple estate in the Land, (b) the Leases are valid and enforceable and have not been altered, modified or amended in any manner whatsoever except as previously disclosed in writing to the Bank, (c) no Lessee is in default under any of the terms, covenants or conditions of any Lease, (d) except for an assignment of rents to Steven T. McLean and David P. Turner, which assignment is subordinate to the assignment hereunder to the Bank, no rent reserved in any Lease has been assigned or anticipated, (e) no rent for any period subsequent to the date of this Assignment has been collected more than one month in advance of the time when the same became due under the terms of any Lease, (f) it has full right and title to assign the Leases and all Rents, Issues and Profits thereunder, and (g) except for an assignment of rents to Steven T. McLean and David P. Turner, which assignment is subordinate to the assignment hereunder to the Bank, no other assignment of any interest in any Lease has been made except in favor of the Bank.

     3. COVENANTS AND OBLIGATIONS OF THE COMPANY. The Company agrees, (a) to observe and perform all obligations imposed under the Leases, (b) to give prompt notice to the Bank of any notice of default under any Leases received or given by the Company, together with a complete copy of any such notice, (c) to send promptly to the Bank a copy of any notice it receives from any tenant or other party to any of the Leases seeking to terminate such Lease before its scheduled expiration date, (d) at the sole cost and expense of the Company, to enforce, short of termination of any Lease, the performance or observance of each and every covenant and condition thereof by all parties thereto, (e) not to do or permit to be done anything to impair the security of any Lease, (f) not to pay or collect any of the Rents, Issues and Profits arising or accruing under the Leases or from the Land in advance of the time when the same shall become due,
(g) not to execute any other assignment of interest in the Leases or assignment of Rents,

Issues and Profits arising or accruing from the Leases or from the Land, except for an assignment in favor of Stephen T. McLean and David P. Turner in accordance with the terms of the Deed of Trust, (h) not to subordinate any Lease to any other encumbrance or permit, consent, or agree to such subordination without in each case the Bank's prior written consent, (i) not to alter, modify or change the terms of any Lease or give any consent or exercise any option required or permitted by such terms without the prior written consent of the Bank, which may be withheld in the Bank's sole discretion, (j) without the prior written consent of the Bank, which the Bank may withhold in its absolute discretion, not to cancel or terminate any Lease or accept a surrender thereof or convey or transfer or suffer or permit a conveyance or transfer of the leased premises thereby or of any interest therein so as to effect, directly or indirectly, a merger of the estates and rights of, or a termination or diminution of the obligations of, any party thereunder, (k) not to alter, modify or change the terms of any guaranty of any Lease or cancel or terminate such guaranty without the prior written consent of the Bank, which may be withheld in the Bank's sole discretion, (l) not to consent to any assignment of or subletting under any Lease, whether or not in accordance with its terms, without the prior written consent of the Bank, which may be withheld in the Bank's sole discretion, and (m) at the Bank's request, to assign and transfer to the Bank any and all subsequent Leases upon all or any part of the Land, and to execute and deliver at the request of the Bank all such further assurances and assignments in all or any part of the Land as the Bank shall from time to time require.

     4. BANK'S RIGHTS AND POWERS. At any time prior to an Event of Default, the Company shall have the right and obligation to collect and receive at the time of, but not prior to, the date provided for the payment thereof, all Rents, Issues and Profits arising under the Leases. Upon the occurrence of an Event of Default, the Bank may, at its option, without notice and without regard to the adequacy of the security for the Obligations, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, take possession of the premises described in any Lease and have, hold, manage, lease and operate the same on such terms and for such period of time as the Bank may deem proper and either with or without taking possession of such premises in its own name, demand, sue for or otherwise collect and receive all Rents, Issues and Profits of the Land with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to the Bank, and to apply any such collected Rents, Issues and Profits to the payment of: (a) all reasonable expenses of managing the Land, including, without limitation, the salaries, fees and wages of a managing agent and such other employees as the Bank may deem necessary or desirable, and all reasonable expenses of operating and maintaining the Land, including, without limitation, all taxes, charges, claims, assessments, water rents, sewer rents and any other liens, and premiums for all insurance which the Bank may deem necessary or desirable, and the costs of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Land, and (b) the Obligations, together with all costs and attorneys' fees, in such order of priority as to any of the items mentioned in this paragraph, as the Bank in its sole discretion may determine, notwithstanding any statute, law, custom or use to the contrary. The exercise by the Bank of the option granted in this Section 4 and the collection of the Rents, Issues and Profits and the application thereof as herein provided shall not be considered a waiver of any default by the Company under this Assignment, the other Bond Documents or any Lease.

     5. COMPANY'S INDEMNITY. The Bank shall not be liable for any loss sustained by the Company resulting from any act or omission of the Bank or from managing the Land unless such loss is caused by the willful misconduct or gross negligence of the Bank. The Bank shall not be obligated to perform or discharge, nor does the Bank hereby undertake to perform or discharge, any obligation, duty or liability under any Lease or under or by reason of this Assignment, and the Company shall, and does hereby agree, to the extent permitted by law, to indemnify the Bank for, and to hold the Bank harmless from, any and all liability, loss or damage which may or might be incurred under any Lease or under or by any reason of this Assignment, and from any and all claims and demands whatsoever which may be asserted against the Bank by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any Lease except as herein provided. Should the Bank incur any such liability under any Lease or under or by reason of this Assignment or in defense of any such claims or demands (not caused by its willful misconduct or gross negligence), the amount thereof, including costs, expenses, court costs and reasonable attorneys' fees shall be secured hereby and the Company shall reimburse the Bank therefor immediately upon demand. Upon the failure of the Company to do so, the Bank may, at its option, declare the Obligations immediately due and payable. This Assignment shall not operate to place responsibility for the control, care, management or repair of the Land or any portion thereof upon the Bank, nor for the carrying out of any of the terms and conditions of any Lease; nor shall it operate to make the Bank responsible or liable for any waste committed on the Land by any parties, or for any dangerous or defective condition of or on the Land or any portion thereof or for any negligence of the Company or its agents in the management, upkeep, repair or control of the Land or any portion thereof resulting in loss or injury or death to any Lessee, tenant, licensee, employee or stranger.

     6. ASSIGNMENT. The Bank shall have the right to assign the Company's right, title and interest in any Lease to any subsequent holder of the Obligations subject to the provisions of this Assignment.

     7. RELEASE. Upon payment and performance in full of the Obligations, this Assignment shall become and be void and of no effect, but the affidavit, certificate, letter or statement of any officer, agent or attorney of the Bank showing any part of the Obligations to remain unpaid or unperformed shall be and constitute conclusive evidence of the validity, effectiveness, and continuing force of this Assignment and any person may, and is hereby authorized to, rely thereon. The Company, as the lessor under any Lease, hereby authorizes and directs the Lessee named in any such Lease, upon receipt from the Bank of written notice that the Bank is then the holder of the Company's Note, to pay over to the Bank all Rents, Issues, and Profits arising or accruing under such Lease or from the premises described therein and to continue so to do until otherwise notified by the Bank. The Bank may take or release other security for the payment of the Obligations, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the satisfaction of the Obligations without prejudice to any of its rights under this Assignment.

     8. NO WAIVER. Nothing contained in this Assignment and no act done or omitted by the Bank pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by the Bank of its rights and remedies under the other Bond Documents. This Assignment is made and accepted without prejudice to any of the rights and remedies possessed by the Bank under the terms of the other Bond Documents. The right of the Bank to collect the Obligations and to enforce any other security therefor held by it may be exercised by the Bank prior to, simultaneously with, or subsequent to any action taken by it hereunder.

     9. CONDEMNATION. The Company hereby assigns to the Bank any award payable by reason of condemnation action under the right of eminent domain against the Land, and directs that such award shall be paid directly to the Bank.

     10. PERFORMANCE OF OBLIGATIONS. Any guaranty of payment and performance of any obligation under any Lease shall not be released, modified, or limited in any manner by the Company without the prior written consent of the Bank.

     11. GOVERNING LAW; SEVERABILITY. This Assignment is made, executed and delivered in the Commonwealth of Virginia and shall be governed by the laws of the Commonwealth of Virginia. Each provision of this Assignment shall be interpreted in such a manner as to be effective and valid under the applicable law, but if any provision hereof shall be prohibited by or invalid under the applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Assignment.

     12. INDEPENDENT RIGHTS; CONFLICT. The Assignment and the powers and rights granted are separate and independent from any obligation contained in the Deed of Trust and may be enforced without regard to whether Lender institutes foreclosure proceedings under the Deed of Trust. This Assignment is in addition to the Deed of Trust and shall not affect, diminish or impair the Deed of Trust. However, the rights and authority granted in this Assignment may be exercised in conjunction with the Deed of Trust. In case of any conflict between the terms of this Assignment and the terms of any of the Bond Documents, the terms of this Assignment shall control.

     13. SUCCESSORS AND ASSIGNS. This Assignment, together with the covenants and warranties herein contained, shall inure to the benefit of the Bank and any subsequent holder of the Obligations which may be owing by the Company under the Bond Documents and shall be binding upon the Company, its successors and assigns and any subsequent owner of the Land.

     14. AMENDMENTS. No amendment to this Assignment shall be effective unless in writing signed on behalf of the Company and the Bank.

          IN WITNESS WHEREOF, the Company has executed this ASSIGNMENT OF LEASES AND RENTS by its duly authorized manager.

                                      BIOTAGE REAL ESTATE, LLC


                                      By  /s/ David B. Patteson
                                          --------------------------------

                                      Its Manager
                                          --------------------------------

COMMONWEALTH OF VIRGINIA
CITY OF CHARLOTTESVILLE, VIRGINIA

     The foregoing instrument was acknowledged before me this 1st day of April, 2002, in the jurisdiction aforesaid, by David B. Patteson, Manager of Biotage Real Estate, LLC, on behalf of the company.

               /s/ Deanna W. Gregory (commissioned as Deanna Gregory Pruckner)
               ---------------------------------------------------------------
               Notary Public

(SEAL)

My commission expires ________________.

                   ASSIGNMENT OF CONTRACTS, PERMITS AND PLANS

          THIS ASSIGNMENT OF CONTRACTS, PERMITS AND PLANS (this "Assignment"), made as of the 1st day of April 2002, is entered into by and between BIOTAGE REAL ESTATE, LLC, a Virginia limited liability company (the "Company"), and VIRGINIA NATIONAL BANK, a national banking organization (the "Bank"). Bovis Lendlease ("Bovis") and nbj Architecture, PLC, (the "Architect") each join this Assignment for the sole and exclusive purpose of granting consent, insofar as such consent is required, to all of the assignments and security interests made and granted by the Company to the Bank pursuant to this Assignment.

                                    RECITALS

          A. Pursuant to a Bond Purchase Agreement, made as of April 1, 2002 (the "Bond Agreement"), by and among the Bank, the Company, Biotage, Inc., a Delaware corporation (the "Lessee") and the Industrial Development Authority of Albemarle County, Virginia, a political subdivision of the Commonwealth of Virginia (the "Authority") and a Loan Agreement (the "Loan Agreement"), made as of April 1, 2002, by and among the Company, the Lessee, and the Authority, the Authority has agreed, (1) to issue and sell to the Bank its Industrial Development Revenue Bond (Biotage Project), Series 2002 (the "Bonds"), in the principal amount of Four Million Two Hundred Fifty Thousand Dollars ($4,250,000.00), (2) to loan the proceeds of the sale of the Bonds to the Company to finance the acquisition of the Property and the construction of the Project (the "Loan"), and (3) to assign to the Bank, as security for the Bonds, certain rights under the Loan Agreement, together with the Company's Note.

          B. The Company has executed and delivered to the Bank certain documents (collectively, the "Bond Documents") for the purpose of evidencing and securing the Company's obligations under the Loan Agreement and the Company's Note, including, but not limited to, the Bond Agreement, the Loan Agreement, the Company's Note, and the Credit Line Deed of Trust, Assignment and Security Agreement (the "Deed of Trust"), each dated as of April 1, 2002, except for the Company's Note which is dated as of the Closing Date. All capitalized terms not defined herein shall have the meanings specified in the Loan Agreement, unless the context otherwise requires.

          C. The Bank requires this Assignment to further secure, (a) payment of all amounts now or hereafter owing to the Bank by the Company under the Bond Documents, and (b) the performance and discharge of each and every obligation, covenant and agreement of the Company contained herein or in the other Bond Documents, and all costs of collection, including reasonable attorney's fees, as provided in the Assignment and the other Bond Documents (collectively, the "Obligations").

                                    AGREEMENT

          NOW, THEREFORE, for and in consideration of the Loan, as additional security for the obligations of the Company under the Company's Note and the other Bond

Documents, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Company hereby agrees as follows:

          1. DEFINITIONS. For the purposes hereof, unless the context otherwise requires, the following terms shall have the meanings indicated:

             "Contracts" shall mean, collectively, the Construction Contract and subcontracts, the architect's contract and subcontracts, and all other contracts and agreements pertaining to the construction, operation and use of the Project, the Land, the Improvements, or the Security Property (as defined in the Deed of Trust), or any part thereof, now or hereafter in effect, as hereafter, if at all, amended, supplemented or modified, from time to time, including without limitation all documents and instruments entered into and between the Company and the General Contractor that relate to the Project, the Land, the Improvements or the Security Property.

             "Permits" shall have the meaning specified in the Deed of Trust, and for the purposes of this Assignment, shall also include, collectively, all permits, consents, licenses, variances and other approvals required to be issued by, or obtained from, any Person at any time or times in connection with the acquisition, construction, operation or use of the Project, the Land, the Improvements, or the Security Property, as hereafter, if at all, amended, supplemented or modified from time to time.

             "Person" shall mean any individual, corporation, partnership, joint venture, association, stock company, trust, unincorporated organization, federal, state, municipal or other governmental department, commission, board, bureau or agency.

             "Plans" shall have the meaning ascribed to the term "Plans and Specifications" in the Loan Agreement and, for the purposes of this Assignment, shall also include, collectively, all site, development and construction plans, drawings and specifications with respect to the development and construction of the Project, the Land, the Improvements, or the Security Property, as hereafter, if at all, amended, supplemented or modified from time to time.

          2. ASSIGNMENT. The Company hereby assigns unto the Bank and grants to the Bank a security interest in, all right, title and interest of the Company, and all power and authority of the Company to act thereunder and to use the same, in, to and under the Contracts, Permits and Plans, whether now or hereafter existing, and all proceeds thereof.

          3. COLLATERAL SECURITY. This Assignment secures the payment of all indebtedness of the Company evidenced by the Company's Note, the performance of all the obligations of the Company to the Bank under the other Bond Documents, and the performance by the Company of each and every obligation, covenant and agreement of the Company contained herein.

          4. APPROVAL AND MODIFICATION; LICENSE. The Company agrees that all of the Contracts, Permits and Plans shall be subject to the Bank's prior written approval, both as to form and substance, and that upon such approval and execution or issuance by the parties thereto, as the case may be, the Company shall not, except with the prior written consent of the

Bank, cancel, terminate, revoke or modify the terms of any of the Contracts, Plans or Permits. So long as there does not exist any Event of Default, or any event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, the Bank grants to the Company a license to use the Contracts, Permits and Plans for the general purposes thereof; provided, however, that such license shall terminate automatically and immediately upon the occurrence of an Event of Default and may, thereafter, be reinstated only in writing given by the Bank in its sole and absolute discretion.

          5. SECURITY AGREEMENT. This Assignment shall serve as a security agreement as defined in the Virginia Uniform Commercial Code and the Bank shall also, in addition to the foregoing, have a security interest in all distributions, profits, income, monies and claims for distributions due or to come due to the Company under the terms and conditions of any of the Contracts, Permits or Plans, and all proceeds thereof.

          6. REPRESENTATIONS AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants (a) that it has not previously assigned, sold, pledged, hypothecated or otherwise transferred or encumbered any of its right, title or interest under any of the Contracts, Plans and Specifications, or Permits, (b) that the Contracts, Permits and Plans are in full force and effect and are valid and enforceable agreements or approvals, (c) that no party is in default under the Contracts, Permits and Plans, and (d) that all parties have performed all their obligations, covenants and agreements as required under the Contracts, Permits and Plans, except those not due to be performed until after the date hereof. The Company hereby covenants and agrees to keep the Contracts, Permits and Plans in full force and effect and diligently to enforce all of its rights and to perform all of its duties and obligations thereunder. The Company hereby further covenants and agrees that, notwithstanding anything contained herein to the contrary, it will not assign, sell, pledge, mortgage, hypothecate or otherwise transfer or encumber any of its right, title or interest under the Contracts, Plans and Specifications, or Permits, or any deposits thereunder, collateral security therefor, guarantees thereof, or proceeds of the foregoing.

          7. INDEMNIFICATION. The Bank shall not be obligated to perform or discharge, nor does the Bank hereby undertake to perform or discharge, any obligation, duty or liability under any Contract, Permit or Plan, and the Company shall, and does hereby agree, to the extent permitted by law, to indemnify the Bank for, and to hold the Bank harmless from, any and all liability, loss or damage which may or might be incurred under any Contract, Permit or Plan, or this Assignment, and from any and all claims and demands whatsoever which may be asserted against the Bank by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any Contract, Permit or Plan except as herein provided. Should the Bank incur any such liability under any Contract, Permit or Plan or under or by reason of this Assignment or in defense of any such claims or demands (not caused by its willful misconduct or gross negligence), the amount thereof, including costs, expenses and reasonable attorneys' fees shall be secured hereby and the Company shall reimburse the Bank therefor immediately upon demand. This Assignment shall not operate to place responsibility for the control, care, management or repair of the Project, the Land, the Improvements or the Security Property or any portion thereof upon the Bank, nor for the carrying out of any of the terms and conditions of any Contract, Plan or Permit.

          8. FURTHER ASSURANCES. The Company agrees to execute and deliver, at its sole expense, to the Bank, at any time or times during which this Assignment shall be in effect, such further instruments as the Bank may deem necessary to confirm, make effective or more effective the assignment of the rights of the Company assigned to the Bank hereby and the covenants of the Company herein contained, and to perfect and continue the perfection of the Bank's security interest in the Contracts, Permits and Plans, and the proceeds thereof, and to obtain from any Person an undertaking satisfactory in form and substance to the Bank to perform thereunder, at the Bank's request, for the Company at the direction of the Bank or, at the Bank's option, directly for the Bank or its designee and to allow the Bank or its designee to use the same without cost to the Bank.

          9. TERMINATION. Upon payment of all indebtedness of the Company evidenced by the Company's Note, together with interest thereon, and the performance of all of the obligations of the Company to the Bank under the other Bond Documents or contained herein, this Assignment shall terminate and thereafter be void and of no further force and effect. Upon request of the Company, the Bank shall, at the Company's cost and expense, execute and deliver to the Company an instrument evidencing the termination of this Assignment or the reassignment to the Company of the rights, title and interest granted hereunder.

          10. NO WAIVER. Nothing contained in this Assignment and no act done or omitted by the Bank pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by the Bank of its rights and remedies under this Assignment or any of the other Bond Documents. This Assignment is made and accepted without prejudice to any of the rights and remedies possessed by the Bank under the terms of the other Bond Documents. The right of the Bank to exercise any right or power under any of the Bond Documents may be exercised by the Bank prior to, simultaneously with, or subsequent to any action taken by it under this Assignment.

          11. PERFORMANCE OF OBLIGATIONS. Any guaranty of payment and performance of any obligation under any Contract, Permit or Plan shall not be released, modified, or limited in any manner by the Company without the prior written consent of the Bank.

          12. GOVERNING LAW; SEVERABILITY. This Assignment is made, executed and delivered in the Commonwealth of Virginia and shall be governed by the laws of the Commonwealth of Virginia. Each provision of this Assignment shall be interpreted in such a manner as to be effective and valid under the applicable law, but if any provision hereof shall be prohibited by or invalid under the applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Assignment.

          13. SUCCESSORS AND ASSIGNS. This Assignment, together with the covenants and warranties herein contained, shall inure to the benefit of the Bank and any subsequent holder of the Obligations which may be owing by the Company under the Bond Documents and shall be binding upon the Company, its successors and assigns and any subsequent owner of the Land.

          14. NOTICES. All demands, notices, approvals, consents, requests and other communications hereunder shall be given in accordance with the Loan Agreement.

          15. AMENDMENTS. No amendment to this Assignment shall be effective unless in writing signed on behalf of the Company and the Bank.

          16. CONSENTS. Insofar as it such consent is necessary, (a) Bovis consents to the all of the assignments and security interests granted by the Company to the Bank pursuant to this Assignment, including without limitation, the assignment of the Construction Contract, and (b) the Architect consents to the all of the assignments and security interests granted by the Company to the Bank pursuant to this Assignment, including without limitation, the assignment of any and all of the Plans.

          IN WITNESS WHEREOF, the Company, Bovis and the Architect have executed this ASSIGNMENT OF CONTRACTS, PERMITS AND PLANS by its duly authorized manager.


                                      /s/ David B. Patteson
                                      ---------------------------------
                                      BIOTAGE REAL ESTATE, LLC


                                      By  David B. Patteson
                                          -----------------------------
                                      Its Manager
                                          -----------------------------


                                      /s/ G. Wayne Harrell
                                      ---------------------------------
                                      BOVIS LENDLEASE


                                      By  G. Wayne Harrell
                                          -----------------------------
                                      Its Vice President
                                          -----------------------------


                                      /s/ Neil Bhatt
                                      ---------------------------------
                                      NBJ ARCHITECTURE, PLC


                                      By  Neil Bhatt
                                          -----------------------------
                                      Its President
                                          -----------------------------